UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: December 31, 2000

                           LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)

        Indiana                  1-6028                35-1140070
(State of Incorporation) (Commission File Number)  (I.R.S. Employer
                                                   Identification No.)


1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia,
PA  19102

                  (Address of principal executive offices)

                 Registrant's telephone number 219-448-1400


Item 9

Financial Report for the year ended December 31, 2000.





Financial Highlights
Unaudited [Amounts in Millions, except Percentages and Per Share]

                                       For the Quarter Ended December 31                 For the Year Ended December 31
                                       ---------------------------------                -------------------------------
                                     2000       1999                                  2000       1999
                                   Amount     Amount      Change    % Change        Amount      Amount      Change    % Change
                                   ------     ------      ------    --------        ------      ------      ------    --------
Income from Operations
Life Insurance                      77.6        62.6        15.0       24.0%         285.9       236.6        49.3       20.8%
Annuities                           81.1        71.3         9.8       13.7%         344.9       285.8        59.1       20.7%
Lincoln UK                          15.5       (67.1)       82.6     (123.1%)         61.0       (13.9)       74.9     (538.8%)
Reinsurance                         37.1       (18.8)       55.9     (297.3%)        124.9        43.5        81.4      187.1%
Investment Management                1.4         8.9        (7.5)     (84.3%)         14.0        32.9       (18.9)     (57.4%)
Corporate & Other                  (27.9)      (20.3)       (7.6)                   (111.7)     (109.5)       (2.2)
                                --------     -------      ------     -------      --------     -------      ------     -------

Total Income from Operations       184.7        36.6       148.1      404.6%         719.1       475.5       243.6       51.2%

Realized Gain on Investments         1.2         1.6        (0.4)                    (17.5)        3.8       (21.3)
Restructuring Charges              (37.0)       (3.6)      (33.4)                    (80.2)      (18.9)      (61.3)
                                --------     -------      ------     -------      --------     -------      ------     -------
Net Income                         148.9        34.6       114.3      330.3%         621.4       460.4       161.0       35.0%
                                ========     =======      ======     ======       ========     =======      ======     ======

Earnings per share (diluted)
Income from Operations             $0.94       $0.19       $0.75      394.7%         $3.69       $2.37       $1.32       55.7%
Realized Gain (loss)
on Investments                     $0.01       $0.01       $0.00                    ($0.09)      $0.02      ($0.11)
Restructuring Charges             ($0.19)     ($0.02)     ($0.17)                   ($0.41)     ($0.09)     ($0.32)
                                --------     -------      ------     -------      --------     -------      ------     -------
Net Income                         $0.76       $0.18       $0.58      322.2%         $3.19       $2.30       $0.89       38.7%
                                ========     =======      ======     =======      ========     =======      ======     =======

----------------------------------------------------------------------------------------------------------------------------------
Income from Operations-
Excluding Special Charges
in 1999
Life Insurance                      77.6        62.6        15.0       24.0%         285.9       236.6        49.3       20.8%
Annuities                           81.1        71.3         9.8       13.7%         344.9       285.8        59.1       20.7%
Lincoln UK                          15.5        16.9        (1.4)      (8.3%)         61.0        70.1        (9.1)     (13.0%)
Reinsurance                         37.1        21.6        15.5       71.8%         124.9       108.9        16.0       14.7%
Investment Management                1.4         8.9        (7.5)     (84.3%)         14.0        32.9       (18.9)     (57.4%)
Corporate & Other                  (27.9)      (20.3)       (7.6)      37.4%        (111.7)     (109.5)       (2.2)       2.0%
                                --------     -------      ------     -------      --------     -------      ------     -------
Total Income from Operations       184.7       161.0        23.7       14.7%         719.1       624.9        94.2       15.1%

Net Income-Excluding            --------     -------      ------     -------      --------     -------      ------     -------
Special Charges in 1999            148.9       159.0       (10.1)      (6.4%)        621.4       609.8        11.6        1.9%
                                ========     =======      ======     =======      ========     =======      ======     =======

Earnings per share (diluted)-
Excluding Special Charges
in 1999
Income from Operations             $0.94       $0.82       $0.12       14.6%         $3.69       $3.12       $0.57       18.3%
Realized Gain (loss)
on Investments                     $0.01       $0.01       $0.00                    ($0.09)      $0.02      ($0.11)    (550.0%)
Restructuring Charges             ($0.19)     ($0.02)     ($0.17)     850.0%        ($0.41)     ($0.09)     ($0.32)     355.6%
                                --------     -------      ------     -------      --------     -------      ------     -------
Net Income                         $0.76       $0.81      ($0.05)      (6.2%)        $3.19       $3.05       $0.14        4.6%
                                ========     =======      ======     =======      ========     =======      ======     =======

----------------------------------------------------------------------------------------------------------------------------------
Operating Revenue
Life Insurance                     530.5       514.2        16.4        3.2%        2012.4      1948.2        64.2        3.3%
Annuities                          480.5       505.7       (25.2)      (5.0%)       1987.7      1969.8        17.9        0.9%
Lincoln UK                         100.6       102.4        (1.8)      (1.8%)        435.0       443.6        (8.6)      (1.9%)
Reinsurance                        461.8       575.9      (114.1)     (19.8%)       1773.3      1828.2       (54.9)      (3.0%)
Investment Management              113.8       117.6        (3.7)      (3.2%)        461.1       461.1        (0.1)      (0.0%)
Corporate & Other                   86.3        (7.5)       93.8                     210.4       149.9        60.5
                                --------     -------      ------     -------      --------     -------      ------     -------
Total Operating Revenue           1773.5      1808.2       (34.7)      (1.9%)       6879.8      6800.7        79.1        1.2%
                                ========     =======      ======     =======      ========     =======      ======     =======

----------------------------------------------------------------------------------------------------------------------------------
Revenue (Including Investment
Gains/Losses)
Life Insurance                     522.2       516.6         5.6        1.1%        1993.6      1945.3        48.3        2.5%
Annuities                          484.9       500.9       (16.0)      (3.2%)       1983.9      1958.4        25.5        1.3%
Lincoln UK                         104.3       103.8         0.5        0.5%         438.2       446.6        (8.4)      (1.9%)
Reinsurance                        464.1       579.7      (115.6)     (19.9%)       1772.3      1833.9       (61.6)      (3.4%)
Investment Management              113.6       118.1        (4.6)      (3.9%)        457.2       461.0        (3.8)      (0.8%)
Corporate & Other                   84.4       (11.2)       95.7                     206.3       158.5        47.8
                                --------     -------      ------     -------      --------     -------      ------     -------
Total Revenue                     1773.5      1807.9       (34.4)      (1.9%)       6851.5      6803.7        47.8        0.7%
                                ========     =======      ======     =======      ========     =======      ======     =======

----------------------------------------------------------------------------------------------------------------------------------
Operational Data by Segment:
(Billions)

Life Insurance Segment
Life Insurance First
Year Premium                       0.218       0.188       0.030       16.0%         0.649       0.556       0.093       16.7%
Life Insurance In-force          216.002     194.988      21.014       10.8%       216.002     194.988      21.014       10.8%
Life Insurance Account Values     10.847      10.217       0.630        6.2%        10.847      10.217       0.630        6.2%

Annuities Segment
Annuity Gross Deposits             1.305       1.298       0.007        0.5%         5.068       4.825       0.243        5.0%
Annuity Net Cash Flows            (0.526)     (0.398)     (0.128)                   (2.291)     (0.803)     (1.488)
Annuity Account Values            53.009      56.257      (3.248)      (5.8%)       53.009      56.257      (3.248)      (5.8%)

Reinsurance Segment
Individual Life In-force Sales      35.2        49.6       (14.4)     (29.0%)        139.5       116.8        22.7       19.4%
Reinsurance Life In-force          436.7       340.8        95.9       28.1%         436.7       340.8        95.9       28.1%

Investment Management Segment
Retail Deposits                    1.255       1.075       0.180       16.7%         4.760       4.264       0.496       11.6%
Retail Net Cash Flows              0.058      (0.410)      0.468                    (1.517)     (2.209)      0.692
Institutional In-flows             0.885       1.354      (0.469)     (34.6%)        3.501       7.249      (3.748)     (51.7%)
Institutional Net Cash Flows      (1.043)     (1.480)      0.437                    (5.694)     (2.240)     (3.454)
Assets Under Management           52.895      61.374      (8.479)     (13.8%)       52.895      61.374      (8.479)     (13.8%)
Assets Under Management -
at Cost                           35.686      35.934      (0.248)      (0.7%)       35.686      35.934      (0.248)      (0.7%)
Assets Under Management -
Total Segment                     88.581      97.308      (8.727)      (9.0%)       88.581      97.308      (8.727)      (9.0%)





Financial Highlights
Unaudited [Amounts in Millions, except Percentages and Per Share]

                                  For the Quarter Ended December 31        For the Year Ended December 31
                             -----------------------------------------   -----------------------------------------
                                 2000      1999                             2000      1999
                                Amount    Amount    Change    % Change     Amount    Amount    Change    % Change
                                ------    ------    ------    --------     ------    ------    ------    --------
Consolidated Operational
Data: (Billions)

Annuity Deposits
Annuities Segment               1.305     1.298     0.007       0.5%        5.068    4.825     0.243       5.0%
Life Insurance Segment          0.023     0.077    (0.054)    (70.4%)       0.171    0.291    (0.120)    (41.2%)
                             --------   -------    ------      -----     --------  -------    ------      -----
Total Annuity Deposits          1.328     1.375    (0.047)     (3.5%)       5.239    5.116     0.123       2.4%
                             ========   =======    ======      =====     ========  =======    ======      =====

Annuity Net Cash Flows
Annuities Segment              (0.526)   (0.398)   (0.128)                 (2.291)  (0.803)   (1.488)
Life Insurance Segment         (0.155)   (0.092)   (0.063)                 (0.583)  (0.362)   (0.221)
                             --------   -------    ------      -----     --------  -------    ------      -----
Total Annuity Net Cash Flows   (0.681)   (0.490)   (0.191)                 (2.874)  (1.165)   (1.709)
                             ========   =======    ======      =====     ========  =======    ======      =====

Annuity Account Values
Annuities Segment              53.009    56.257    (3.248)     (5.8%)      53.009   56.257    (3.248)     (5.8%)
Life Insurance Segment          1.860     2.027    (0.167)     (8.2%)       1.860    2.027    (0.167)     (8.2%)
                             --------   -------    ------      -----     --------  -------    ------      -----
Total Annuity Account
Values                         54.869    58.284    (3.415)     (5.9%)      54.869   58.284    (3.415)     (5.9%)
                             ========   =======    ======      =====     ========  =======    ======      =====

Consolidated Retail
Deposits                        3.138     3.014     0.124       4.1%       11.981   11.115     0.866       7.8%
Consolidated Retail
Account Balances               91.899    97.161    (5.262)     (5.4%)      91.899   97.161    (5.262)     (5.4%)

Total Assets Under
Management                     31.294   140.443    (9.149)     (6.5%)     131.294  140.443    (9.149)     (6.5%)

Balance Sheet Assets -
End of Period                  9857.8  103095.7   (3237.9)     (3.1%)     99857.8 103095.7   (3237.9)     (3.1%)

Shareholders' Equity
Beg of Period
(Securities at Market)         4538.6    4662.2    (123.6)                 4263.9   5387.9   (1124.1)
End of Period
(Securities at Market)         4967.9    4263.9     704.0                  4967.9   4263.9     704.0
End of Period
(Securities at Cost)           4942.0    4729.6     212.4                  4942.0   4729.6     212.4
Average Equity
(Securities at Cost)           4915.7    4774.2     141.5                  4831.9   4818.7      13.2

Return on Equity
Inc from Operations/
Average Equity                  15.0%      3.1%     12.0%                   14.9%     9.9%      5.0%
Net Income/Average
Equity                          12.1%      2.9%      9.2%                   12.9%     9.6%      3.3%
Adj Net Income/Adj
Average Equity                                                              15.8%    11.8%      4.0%

Return on Capital
Inc from Operations/
Average Capital                 12.4%      3.6%      8.8%                   12.1%     8.5%      3.6%

Common Stock Outstanding
Average for the Period -
Diluted                         195.6     197.1      (1.5)     (0.8%)       194.9    200.4      (5.5)     (2.7%)
End of Period - Assuming
Conv of Pref.                   191.2     196.0      (4.8)     (2.4%)       191.2    196.0      (4.8)     (2.4%)
End of Period - Diluted         195.2     197.0      (1.8)     (0.9%)       195.2    197.0      (1.8)     (0.9%)

Book Value (Securities at
Market)                        $25.99    $21.76      4.23      19.4%       $25.99   $21.76      4.23      19.4%
Book Value (Securities at
Cost)                          $25.85    $24.14      1.71       7.1%       $25.85   $24.14      1.71       7.1%

Cash Returned to
Shareholders
Share Repurchase -
dollar amount                    51.7      14.2      37.5                   210.0    377.7    (167.7)
Dividends Declared to
Shareholders                     58.5      56.7       1.8                   224.4    219.5       4.9
                             --------   -------    ------      -----     --------  -------    ------      -----
Total Cash Returned
to Shareholders                 110.2      70.9      39.3                   434.4    597.2    (162.8)
                             ========   =======    ======      =====     ========  =======    ======      =====
Share Repurchase -
number of shares                1.114     0.366     0.748                   6.223    7.675    (1.452)

Dividend Declared on
Common Stock - per share       $0.305    $0.290    $0.015       5.2%       $1.175   $1.115    $0.060       5.4%






Eleven Year Summary
Unaudited [Millions of Dollars except Per Share Data]

For the Year Ended
December 31            1990     1991     1992     1993     1994     1995     1996     1997     1998     1999     2000
                       ------  ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Revenue
Life Insurance         371.7    417.3    444.4    477.5    466.2    741.1    769.6    747.8   1558.9   1945.3    1993.6
Annuities             1073.7   1216.7   1336.2   1603.8   1506.2   1677.3   1610.2   1835.1   1912.6   1958.4    1983.9
Lincoln UK             161.1    169.6    180.6    174.9    216.0    351.5    393.2    427.3    439.7    446.6     438.2
Reinsurance            741.6    774.3   1074.6   1101.9   1267.4   1419.5   1564.4   1389.5   1580.3   1833.9    1772.3
Investment
Management                                                          276.1    389.9    440.0    467.3    461.0     457.2
Employee Life -
Health Benefits       2454.2   2646.3   1241.6   1297.3    314.9
Corporate & Other      173.2    300.4    464.7    281.7    161.8    121.0      6.3     58.9    128.3    158.5     206.3
                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Total Revenue         4975.5   5524.6   4742.1   4937.1   3932.5   4586.5   4733.6   4898.5   6087.1   6803.7    6851.5
                      ======   ======   ======   ======   ======   ======   ======   ======   ======   ======    ======

Income from Operations *
Life Insurance          25.9     31.5     46.8     37.8     34.2     60.4     69.7     67.7    180.4    236.6     285.9
Annuities               55.2     58.3     89.4    127.1    142.4    157.6    155.8    200.7    243.8    285.8     344.9
Lincoln UK              13.3     14.3      9.2     11.9     17.2     45.9     66.0   (108.3)    70.9    (13.9)     61.0
Reinsurance             55.7     31.4     38.7     22.4     51.6    (69.2)    76.5   (148.4)   107.3     43.5     124.9
Investment
Management                                                           11.1      2.8     (0.3)    20.7     32.9      14.0
Employee Life -
Health Benefits         53.2     43.5     40.8     54.3     14.1
Corporate & Other      (90.4)   (70.7)   (73.0)   (55.8)   (40.9)   (64.8)   (72.1)   (62.1)   (92.6)  (109.5)   (111.7)
                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Total Income
from Cont Oper         112.9    108.3    151.9    197.6    218.6    140.8    298.8    (50.6)   530.4    475.5     719.1
Discontinued
Operations             100.9     69.4     88.7    145.9    171.1    165.6    135.3    110.1
                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Income from
Operations             213.8    177.7    240.6    343.5    389.7    306.5    434.1     59.4    530.4    475.5     719.1
                      ======   ======   ======   ======   ======   ======   ======   ======   ======   ======    ======

Net Income
Life Insurance          25.9     31.5     46.8     37.8     34.2     70.9     86.1     73.9    158.1    235.6     274.3
Annuities               55.2     58.3     89.4    127.1    142.4    225.9    179.6    234.0    255.6    278.4     342.4
Lincoln UK              13.3     14.3      9.2     12.6     18.5     45.7     66.0   (106.8)    71.7    (18.2)    (13.2)
Reinsurance             55.7     31.4     38.7     20.7     52.2    (58.3)    88.5   (132.1)   104.7     44.1     124.9
Investment
Management                                                           17.8      9.2      6.7     21.2     23.6       6.9
Employee Life -
Health Benefits         53.2     43.5     40.8     55.3     14.4
Corporate & Other     (127.6)   (46.5)    45.6   (177.1)   (96.2)    (0.6)   (73.1)   (53.5)  (101.6)  (103.1)   (113.9)
                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Total Net Inc
from Cont Oper          75.7    132.5    270.5     76.4    165.5    301.4    356.4     22.2    509.8    460.4     621.4
Discontinued
Operations             100.9     69.4     88.7    242.5    184.4    180.8    157.2    911.8
                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------    ------
Total Net Income       176.6    201.9    359.2    318.9    349.9    482.2    513.6    934.0    509.8    460.4     621.4
                      ======   ======   ======   ======   ======   ======   ======   ======   ======   ======    ======

OTHER DATA

Assets               27597.3  33660.3  39042.2  47825.1  48864.8  63257.7  71713.4  77174.7  93836.3 103095.7   99857.8
Shareholders' Equity
Securities at Market  2279.5   2655.8   2826.8   4072.3   3042.1   4378.1   4470.0   4982.9   5387.9   4263.9    4967.9
Securities at Cost    2213.2   2445.8   2664.1   3157.6   3353.1   3679.9   4057.1   4546.9   4835.6   4729.6    4942.0
Average Equity
(Securities at Cost)  2086.6   2335.3   2575.0   3009.0   3288.6   3550.5   3866.0   4214.1   4685.6   4818.7    4831.9

Common Shares
Outstanding:
(millions)
End of Period -
Diluted                176.3    185.4    187.7    208.3    208.3    209.3    210.3    209.5    203.4    197.0     195.2
Average for the
Period - Diluted       175.2    189.2    186.8    206.1    208.7    209.5    210.7    208.0    203.3    200.4     194.9

Per Share Data
(Diluted)
Income (Loss) from
Continuing
Operations             $0.64    $0.57    $0.81    $0.96    $1.05    $0.67    $1.42   ($0.24)   $2.61    $2.37     $3.69
Income from
Operations *           $1.22    $0.94    $1.29    $1.67    $1.87    $1.46    $2.06    $0.29    $2.61    $2.37     $3.69
Net Income from
Continuing
Operations             $0.43    $0.70    $1.45    $0.37    $0.79    $1.44    $1.69    $0.11    $2.51    $2.30     $3.19
Net Income             $1.01    $1.07    $1.92    $1.55    $1.68    $2.30    $2.44    $4.49    $2.51    $2.30     $3.19

Shareholders' Equity:
Shareholders' Equity
(Sec at Market)       $12.95   $14.35   $15.13   $19.69   $14.67   $20.95   $21.50   $24.63   $26.59   $21.76    $25.99
Shareholders' Equity
(Securities at Cost)  $12.57   $13.21   $14.26   $15.27   $16.17   $17.61   $19.51   $22.48   $23.86   $24.14    $25.85
Dividends Declared
(Common Stock)        $0.658   $0.693   $0.738   $0.775   $0.830   $0.875   $0.935   $0.995   $1.055   $1.115    $1.175

Return on Equity
(see page 30)
Net Income/
Average Equity          8.5%     8.6%    13.9%    10.6%    10.6%    13.6%    13.3%    22.2%    10.9%     9.6%     12.9%
Inc from Operations/
Average Equity         10.2%     7.6%     9.3%    11.4%    11.8%     8.6%    11.2%     1.4%    11.3%     9.9%     14.9%
Adj Net Income/
Adj Average Equity                       11.1%    15.5%    12.8%    13.5%    14.3%     4.3%    14.1%    11.8%     15.8%

Market Value of
Common Stock
Highest Price        $15.338  $13.813  $19.032  $24.125  $22.188  $26.875  $28.500  $39.063  $49.438  $57.500   $56.375
Lowest Price          $7.688   $9.500  $12.625  $17.344  $17.313  $17.313  $20.375  $24.500  $33.500  $36.000   $22.625
Closing Price        $10.750  $13.688  $18.500  $21.750  $17.500  $26.875  $26.250  $39.063  $40.907  $40.000   $47.313

* "Income from Operations" is defined as "Net income less realized gain (loss) on investments and sale of subsidiaries/
  discontinued operations, restructuring charges and accumulated accounting change, all net of taxes."




Quarterly Revenue and Income by Segment
Unaudited [Millions of Dollars except Per Share Data]

For the               Mar        Jun        Sep        Dec        Mar         Jun
Quarter Ended        1998       1998       1998       1998       1999        1999
Revenue
Life Insurance      350.8      359.2      334.4      514.4      469.1       472.5
Annuities           486.1      493.8      457.0      475.7      485.6       492.3
Lincoln UK          103.5      124.2      102.8      109.2      119.1       113.1
Reinsurance         355.4      380.5      386.4      457.9      421.6       427.1
Investment
Management          118.5      118.7      107.4      122.7      117.3       114.8
Corporate &
Other                33.6       31.0       29.7       34.0       62.6        58.5
                  -------    -------    -------    -------    -------     -------
Total Revenue      1448.0     1507.5     1417.6     1714.0     1675.4      1678.3
                  =======    =======    =======    =======    =======     =======

Income from
Operations *
Life Insurance       32.2       44.3       44.5       59.3       54.5        58.8
Annuities            61.4       63.7       59.7       59.0       71.1        72.4
Lincoln UK           17.2       17.2       17.7       18.8       18.1        19.0
Reinsurance          27.7       24.1       29.6       26.0       34.6        24.4
Investment
Management            3.3        5.5        2.8        9.0        8.4         7.5
Corporate &
Other               (13.6)     (22.7)     (23.7)     (32.7)     (31.0)      (30.3)
                  -------    -------    -------    -------    -------     -------
Income from
Operations          128.1      132.2      130.7      139.4      155.7       151.8
                  =======    =======    =======    =======    =======     =======

Net Income
Life Insurance       14.0       49.7       41.3       53.1       52.6        56.4
Annuities            67.1       75.2       52.4       60.9       73.6        72.3
Lincoln UK           17.4       17.4       17.8       19.2       18.0        20.0
Reinsurance          30.4       25.2       24.5       24.6       35.3        24.7
Investment
Management            5.3        6.0       (0.9)      10.8       (3.6)        7.2
Corporate &
Other               (12.2)     (24.8)     (21.7)     (42.9)     (30.9)      (32.3)
                  -------    -------    -------    -------    -------     -------
Total Net
Inc from
Cont Oper           122.0      148.7      113.4      125.6      145.1       148.4
                  -------    -------    -------    -------    -------     -------
Discontinued
Operations
Total Net
Income              122.0      148.7      113.4      125.6      145.1       148.4
                  =======    =======    =======    =======    =======     =======

OTHER DATA

Assets            87884.5    88364.6    84606.2    93836.3    95350.3     98261.4

Shareholders'
Equity
Beg of Period
(Securities
at Market)         4641.1     5054.2     5150.8     5527.6     5387.9      5107.4
End of Period
(Securities
at Market)         5054.2     5150.8     5527.6     5387.9     5107.4      4817.4
End of Period
(Securities
at Cost)           4579.2     4681.3     4753.9     4835.6     4852.8      4818.5
Average Equity
(Securities
at Cost)           4596.9     4632.0     4718.3     4795.4     4872.5      4834.2

Common Shares
Outstanding
Average for the
Period - Diluted    204.3      203.9      203.9      203.3      203.6       201.9
End of Period -
Diluted             204.2      204.5      203.9      203.4      203.2       200.9

Per Share Data
(Diluted)
Income from
Operations *        $0.63      $0.65      $0.64      $0.69      $0.76       $0.75
Net Income from
Continuing
Operations          $0.60      $0.73      $0.56      $0.62      $0.71       $0.73
Net Income          $0.60      $0.73      $0.56      $0.62      $0.71       $0.73

Shareholders'
Equity
Shareholders'
Equity (Sec
at Market)         $25.12     $25.55     $27.28     $26.59     $25.30      $24.18
Shareholders'
Equity (Sec
at Cost)           $22.76     $23.22     $23.47     $23.86     $24.04      $24.18
Dividends
Declared
(Com Stk)          $0.260     $0.260     $0.260     $0.275     $0.275      $0.275

Return on
Equity
(see page 30)
Net Income/
Average Equity      10.6%      12.8%       9.6%      10.5%      11.9%       12.3%
Inc from
Operations/
Average Equity      11.2%      11.4%      11.1%      11.6%      12.8%       12.6%

Market Value
of Common Stock
Highest Price     $43.250    $47.063    $49.438    $43.344    $50.250     $53.438
Lowest Price      $36.125    $41.844    $41.125    $33.500    $39.281     $45.688
Closing Price     $42.625    $45.688    $41.125    $40.906    $49.438     $52.313




Quarterly Revenue and Income by Segment
Unaudited [Millions of Dollars except Per Share Data]

For the                  Sep        Dec         Mar        Jun       Sep        Dec
Quarter Ended           1999       1999        2000       2000      2000       2000
Revenue
Life Insurance         487.1      516.6       486.4      488.1     496.8      522.2
Annuities              479.5      500.9       511.1      493.7     494.1      484.9
Lincoln UK             110.5      103.8       112.8      108.2     112.8      104.3
Reinsurance            405.5      579.7       395.5      458.3     454.4      464.1
Investment
Management             110.7      118.1       116.5      111.3     115.9      113.6
Corporate &
Other                   48.7      (11.2)       46.8       33.1      42.0       84.4
                     -------    -------     -------    -------   -------    -------

Total Revenue         1642.1     1807.9      1669.2     1692.7    1716.1     1773.5
                     =======    =======     =======    =======   =======    =======

Income from
Operations *
Life Insurance          60.6       62.6        67.1       69.0      72.2       77.6
Annuities               71.1       71.3        85.0       80.4      98.5       81.1
Lincoln UK              16.2      (67.1)       15.7       19.3      10.6       15.5
Reinsurance              3.3      (18.8)       32.8       26.4      28.7       37.1
Investment
Management               8.1        8.9         5.3        4.4       3.0        1.4
Corporate &
Other                  (27.9)     (20.3)      (35.2)     (26.4)    (22.2)     (27.9)
                     -------    -------     -------    -------   -------    -------
Income from
Operations             131.4       36.6       170.6      173.0     190.7      184.7
                     =======    =======     =======    =======   =======    =======

Net Income
Life Insurance          61.9       64.8        64.4       65.1      72.6       72.2
Annuities               64.3       68.1        88.1       80.5      89.9       83.9
Lincoln UK              16.4      (72.6)       15.5       19.1     (29.9)     (17.9)
Reinsurance              0.4      (16.4)       34.0       25.3      26.5       39.2
Investment
Management               7.7       12.2         5.2       (0.3)      2.7       (0.7)
Corporate &
Other                  (18.4)     (21.5)      (36.8)     (26.1)    (23.2)     (27.8)
                     -------    -------     -------    -------   -------    -------
Total Net
Inc from             -------    -------     -------    -------   -------    -------
Cont Oper              132.3       34.6       170.2      163.6     138.6      148.9
                     =======    =======     =======    =======   =======    =======
Discontinued
Operations
Total Net
Income                 132.3       34.6       170.2      163.6     138.6      148.9

OTHER DATA

Assets               96500.7   103095.7    106340.0   103847.6  103243.1    99857.8

Shareholders'
Equity Beg
of Period
(Securities
at Market)            4817.4     4662.2      4263.9     4340.4    4223.7     4538.6
End of Period
(Securities
at Market)            4662.2     4263.9      4340.4     4223.7    4538.6     4967.9
End of Period
(Securities
at Cost)              4766.0     4729.6      4751.6     4780.3    4876.3     4942.0
Average Equity
(Securities
at Cost)              4793.9     4774.2      4791.5     4753.0    4867.2     4915.7

Common Shares
Outstanding
Average for the
Period - Diluted       199.0      197.1       195.8      194.0     195.6      195.6
End of Period -
Diluted                196.9      197.0       195.1      193.7     196.2      195.2

Per Share Data
(Diluted)
Income from
Operations *           $0.66      $0.19       $0.87      $0.89     $0.98      $0.94
Net Income from
Continuing
Operations             $0.66      $0.18       $0.87      $0.84     $0.71      $0.76
Net Income             $0.66      $0.18       $0.87      $0.84     $0.71      $0.76

Shareholders'
Equity
Shareholders'
Equity (Sec
at Market)            $23.76     $21.76      $22.45     $22.10    $23.67     $25.99
Shareholders'
Equity (Sec
at Cost)              $24.28     $24.14      $24.58     $25.01    $25.43     $25.85
Dividends
Declared
(Com Stk)             $0.275     $0.290      $0.290     $0.290    $0.290     $0.305

Return on
Equity
(see page 30)
Net Income/
Average Equity         11.0%       2.9%       14.2%      13.8%     11.4%      12.1%
Inc from
Operations/
Average Equity         11.0%       3.1%       14.2%      14.6%     15.7%      15.0%

Market Value
of Common Stock
Highest Price        $57.500    $48.313     $41.375    $40.063   $56.375    $50.938
Lowest Price         $36.000    $36.500     $22.625    $29.000   $35.625    $40.875
Closing Price        $37.563    $40.000     $33.500    $36.125   $48.125    $47.313

* "Income from Operations" is defined as "Net income less realized gain (loss) on investments and sale of subsidiaries/discontinued operations, restructuring charges and accumulated accounting change, all net of taxes."





Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]

For the Quarter Ended December 31         Life Insurance                Annuities             Lincoln UK             Reinsurance
                                         ---------------            ----------------        ---------------      -----------------
                                          Dec        Dec             Dec        Dec         Dec        Dec         Dec         Dec
                                         2000       1999            2000       1999        2000       1999        2000        1999
                                        -----      -----           -----      -----       -----      -----       -----       -----
Operating Revenue
Life and annuity premiums                67.1       71.1            16.2       21.0         39.7       37.2       273.2      231.9
Surrender charges                        20.6       18.7             8.4        9.1                                 0.8        0.7
Mortality assessments                   122.1      113.9                                     7.5        5.0         0.0       (0.2)
Expense assessments                      55.5       48.0           154.2      140.5         34.6       37.2        (0.0)      (0.2)
Health premiums                           0.0        0.0                                     0.8        1.6        88.6      232.0
Investment advisory fees
Other revenue and fees                    4.7        4.0             2.3        6.3          1.3        3.8        21.3       32.4
Net investment income                   260.4      258.4           299.4      328.8         16.7       17.7        77.4       77.4
Earnings in Unconsolidated
Affiliates                                                                                                          0.6        1.8
                                        -----      -----           -----      -----        -----      -----       -----      -----
Operating Revenue                       530.5      514.2           480.5      505.7        100.6      102.4       461.8      575.9
                                        -----      -----           -----      -----        -----      -----       -----      -----
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits        121.1      112.9            59.0       77.2         50.7      207.9       199.2      174.5
Div accum & div to policyholders         25.3       21.0                                                            2.1        2.2
Interest credited to policy bal.        161.7      149.4           188.0      206.9                                11.9       21.5
Health policy benefits                    0.0        0.0                                     3.5        3.9        88.2      153.9
Underwriting, acquisition,
insurance and other expenses             97.2      126.3           138.1      127.6         34.9       51.4       102.9      254.6
Goodwill amortization                     5.9        6.0             0.3        0.5          0.2        3.3         0.4        0.4
Interest                                 (0.0)       0.0                                                            3.2        1.0
                                        -----      -----           -----      -----        -----      -----       -----      -----
Total Benefits and Expenses             411.2      415.6           385.5      412.2         89.3      266.6       407.9      608.2
                                        -----      -----           -----      -----        -----      -----       -----      -----

Income from Operations Before Tax       119.4       98.5            95.0       93.5         11.3     (164.2)       53.9      (32.2)

Federal income taxes                     41.8       35.9            14.0       22.2         (4.2)     (97.1)       16.8      (13.4)

Income from Operations                   77.6       62.6            81.1       71.3         15.5      (67.1)       37.1      (18.8)
                                        -----      -----           -----      -----        -----      -----       -----      -----
Restructuring charges                                                                      (36.1)      (6.5)        0.7
Realized gains on investments            (5.4)       2.2             2.9       (3.1)         2.6        1.0         1.4        2.4
                                        -----      -----           -----      -----        -----      -----       -----      -----
Net Income                               72.2       64.8            83.9       68.1        (17.9)     (72.6)       39.2      (16.4)
                                        =====      =====           =====      =====        =====      =====      ======     ======


-------------------------------------------------------------------------------------------------------------------------------
                                                      Investment         Corporate and       Consolidating
                                                      Management       Other Operations       Adjustments         Consolidated
                                                   ---------------     ----------------     ---------------     ---------------
                                                    Dec        Dec      Dec         Dec      Dec        Dec      Dec        Dec
                                                   2000       1999     2000        1999     2000       1999     2000       1999
                                                  -----      -----    -----       -----    -----      -----    -----      -----
Operating Revenue
Life and annuity premiums                                                                                      396.1      361.1
Surrender charges                                                                            0.5        0.7     30.3       29.2
Mortality assessments                                                                                          129.6      118.7
Expense assessments                                                     0.0                 12.8       12.8    257.1      238.3
Health premiums                                                         0.0         0.0                         89.4      233.6
Investment advisory fees                           70.3       71.4                         (16.7)     (17.3)    53.6       54.1
Other revenue and fees                             29.5       32.0    105.1         8.0    (19.7)     (15.4)   144.6       71.2
Net investment income                              14.0       14.2     22.8        23.9    (18.6)     (20.3)   672.1      700.1
Earnings in Unconsolidated Affiliates                                                                            0.6        1.8
                                                  -----      -----    -----       -----    -----      -----   ------     ------
Operating Revenue                                 113.8      117.6    128.0        31.9    (41.8)     (39.4)  1773.5     1808.2
                                                  -----      -----    -----       -----    -----      -----   ------     ------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                                                                               430.0      572.5
Div accum & div to policyholders                                                                                27.4       23.3
Interest credited to policy bal.                                                             9.9       10.7    371.5      388.5
Health policy benefits                                                  0.1        (0.0)                        91.8      157.8
Underwriting, acquisition,
insurance and other expenses                      108.0       99.7    125.4         4.3    (33.6)     (33.4)   572.9      630.5
Goodwill amortization                               4.1        4.1                  0.3                (0.1)    10.9       14.6
Interest                                           (0.0)       0.0     53.5        54.0    (23.3)     (20.3)    33.4       34.7
                                                  -----      -----    -----       -----    -----      -----   ------     ------
Total Benefits and Expenses                       112.0      103.7    179.0        58.6    (47.0)     (43.1)  1537.9     1821.8
                                                  -----      -----    -----       -----    -----      -----   ------     ------

Income from Operations Before Tax                   1.8       13.8    (51.0)      (26.7)     5.2        3.7    235.6      (13.6)

Federal income taxes                                0.4        4.9    (21.6)       (3.9)     3.7        1.2     50.9      (50.2)
                                                  -----      -----    -----       -----    -----      -----   ------     ------
Income from Operations                              1.4        8.9    (29.4)      (22.8)     1.5        2.5    184.7       36.6

Restructuring charges                              (1.9)       2.9      0.3                                    (37.0)      (3.6)
Realized gains on investments                      (0.2)       0.4     (0.8)       (0.8)     0.6       (0.3)     1.2        1.6
                                                  -----      -----    -----       -----    -----      -----   ------     ------
Net Income                                         (0.7)      12.2    (29.9)      (23.6)     2.1        2.1    148.9       34.6
                                                  =====      =====    =====       =====    =====      =====    =====      =====




Reconciliation of Business Segments to Consolidated Income Statement
Unaudited [Millions of Dollars]

For the Year Ended December 31                    Life Insurance          Annuities          Lincoln UK          Reinsurance
                                                ----------------    ----------------     --------------     ----------------

                                                   Dec       Dec       Dec       Dec       Dec       Dec       Dec       Dec
                                                  2000      1999      2000      1999      2000      1999      2000      1999
                                                ------    ------    ------    ------     -----     -----    ------    ------
Operating Revenue
Life and annuity premiums                        227.3     236.1      64.2      64.9     143.3     139.1     968.5     743.1
Surrender charges                                 69.8      69.1      38.4      35.0                           3.7       2.8
Mortality assessments                            465.2     444.6                          31.4      27.1       0.0       0.7
Expense assessments                              191.8     165.9     628.3     536.2     178.1     182.3      (0.0)      0.3
Health premiums                                    0.1       0.1                           5.1       6.1     404.6     692.3
Investment advisory fees
Other revenue and fees                            15.8      16.3       9.7       8.4       6.9      13.8      72.7      64.6
Net investment income                           1042.3    1016.0    1247.1    1325.4      70.3      75.3     321.7     318.6
Earnings in Unconsolidated Affiliates                                                                          2.1       5.8
                                                ------    ------    ------    ------     -----     -----    ------    ------
Operating Revenue                               2012.4    1948.2    1987.7    1969.8     435.0     443.6    1773.3    1828.2
                                                ------    ------    ------    ------     -----     -----    ------    ------

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                 411.7     430.9     254.5     258.6     164.1     293.5     716.1     530.6
Div accum & div to policyholders                  80.8      81.5                                               6.7       6.9
Interest credited to policy bal.                 630.0     599.1     761.5     819.9                          42.2      47.3
Health policy benefits                             0.1       0.1                          14.4      12.8     434.8     646.5
Underwriting, acquisition,
insurance and other expenses                     418.5     441.3     553.0     529.0     180.0     223.5     379.8     531.2
Goodwill amortization                             23.7      23.4      (0.6)      2.0       4.0       7.0       1.8       0.4
Interest                                                     0.1                                              11.2       1.0
                                                ------    ------    ------    ------     -----     -----    ------    ------
Total Benefits and Expenses                     1564.7    1576.4    1568.4    1609.5     362.6     536.7    1592.6    1763.9
                                                ------    ------    ------    ------     -----     -----    ------    ------

Income from Operations Before Tax                447.7     371.8     419.3     360.3      72.4     (93.1)    180.7      64.3

Federal income taxes                             161.8     135.2      74.4      74.4      11.3     (79.2)     55.8      20.8
                                                ------    ------    ------    ------     -----     -----    ------    ------
Income from Operations                           285.9     236.6     344.9     285.8      61.0     (13.9)    124.9      43.5

Restructuring charges                                                                    (76.5)     (6.5)      0.7      (3.2)
Realized gains on investments                    (11.6)     (1.0)     (2.5)     (7.4)      2.3       2.1      (0.7)      3.7
                                                ------    ------    ------    ------     -----     -----    ------    ------
Net Income                                       274.3     235.6     342.4     278.4     (13.2)    (18.2)    124.9      44.1
                                                ======    ======    ======    ======     =====     =====    ======    ======

----------------------------------------------------------------------------------------------------------------------------

                                                      Investment       Corporate and       Consolidating
                                                      Management    Other Operations         Adjustments        Consolidated
                                                ----------------    ----------------     --------------     ----------------
                                                   Dec       Dec       Dec       Dec       Dec       Dec       Dec       Dec
                                                  2000      1999      2000      1999      2000      1999      2000      1999
                                                ------    ------    ------    ------     -----     -----    ------    ------
Operating Revenue
Life and annuity premiums                                                       (0.1)                       1403.3    1183.0
Surrender charges                                                                          2.8       3.2     114.7     110.2
Mortality assessments                                                           24.0                         496.5     496.4
Expense assessments                                                    0.1                52.0      46.3    1050.2     930.9
Health premiums                                                        0.0       0.0                         409.8     698.5
Investment advisory fees                         277.7     286.3                         (64.6)    (62.5)    213.1     223.8
Other revenue and fees                           124.7     117.0     282.4     181.3     (66.9)    (56.8)    445.4     344.5
Net investment income                             58.6      57.9      93.4      94.7     (86.3)    (80.4)   2747.1    2807.5
Earnings in Unconsolidated Affiliates                                 (2.4)                                   (0.4)      5.8
                                                ------    ------    ------    ------     -----     -----    ------    ------
Operating Revenue                                461.1     461.1     373.5     300.0    (163.1)   (150.1)   6879.8    6800.7
                                                ------    ------    ------    ------     -----     -----    ------    ------

Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                                                33.0                        1546.4    1546.6
Div accum & div to policyholders                                                                              87.6      88.4
Interest credited to policy bal.                                                 0.0      40.5      44.1    1474.2    1510.4
Health policy benefits                                                (0.3)      0.4                         449.0     659.7
Underwriting, acquisition,
insurance and other expenses                     422.5     393.3     335.5     221.4    (120.9)   (121.2)   2168.4    2218.5
Goodwill amortization                             16.2      16.2       0.0       0.3                (0.1)     45.1      49.2
Interest                                           0.0       0.0     219.3     212.9     (91.0)    (80.4)    139.5     133.7
                                                ------    ------    ------    ------     -----     -----    ------    ------
Total Benefits and Expenses                      438.7     409.5     554.6     467.9    (171.4)   (157.6)   5910.3    6206.4
                                                ------    ------    ------    ------     -----     -----    ------    ------

Income from Operations Before Tax                 22.4      51.6    (181.2)   (167.9)      8.3       7.4     969.6     594.4

Federal income taxes                               8.4      18.7     (64.9)    (52.2)      3.7       1.2     250.5     118.9
                                                ------    ------    ------    ------     -----     -----    ------    ------
Income from Operations                            14.0      32.9    (116.3)   (115.8)      4.5       6.2     719.1     475.5

Restructuring charges                             (4.6)     (9.2)      0.3                                   (80.2)    (18.9)
Realized gains on investments                     (2.5)     (0.1)      8.4      15.7     (10.9)     (9.3)    (17.5)      3.8
                                                ------    ------    ------    ------     -----     -----    ------    ------
Net Income                                         6.9      23.6    (107.6)   (100.1)     (6.3)     (3.0)    621.4     460.4
                                                ======    ======    ======    ======     =====     =====    ======    ======

Statement of Consolidated Income
Unaudited [Millions of Dollars]

For the Year Ended December 31                    1996      1997      1998      1999      2000
                                                ------    ------    ------    ------    ------
Operating Revenue
Life and annuity premiums                        728.7     756.2     985.6    1183.0    1403.3
Surrender charges                                 40.9      45.4      91.5     110.2     114.7
Mortality assessments                            180.8     186.4     380.1     496.4     496.5
Expense assessments                              491.8     600.3     803.0     930.9    1050.2
Health premiums                                  790.4     572.6     635.1     698.5     409.8
Investment advisory fees                         180.8     204.9     227.1     223.8     213.1
Other revenue and fees                           138.2     157.3     261.0     344.5     445.4
Net investment income                           2087.9    2250.8    2681.4    2807.5    2747.1
Earnings in Unconsolidated Affiliates              1.4       2.1       3.3       5.8      (0.4)
                                                ------    ------    ------    ------    ------
Operating Revenue                               4641.1    4775.9    6068.0    6800.7    6879.8
                                                ------    ------    ------    ------    ------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                 835.7    1090.2    1237.7    1546.6    1546.4
Div accum & div to policyholders                  33.4      29.7      78.0      88.4      87.6
Interest credited to policy bal.                1167.2    1238.7    1446.2    1510.4    1474.2
Health policy benefits                           673.6     833.1     566.9     659.7     449.0
Underwriting, acquisition,
insurance and other expenses                    1417.0    1557.3    1844.2    2218.5    2168.4
Goodwill amortization                             13.9      15.6      44.5      49.2      45.1
Interest                                          84.7      92.5     117.1     133.7     139.5
                                                ------    ------    ------    ------    ------
Total Benefits and Expenses                     4225.4    4857.2    5334.6    6206.4    5910.3
                                                ------    ------    ------    ------    ------
Income from Operations Before Tax                415.7     (81.3)    733.4     594.4     969.6

Federal income taxes                             116.9     (30.6)    203.0     118.9     250.5
                                                ------    ------    ------    ------    ------
Income from Continuing Operations                298.8     (50.6)    530.4     475.5     719.1

Discontinued Operations                          157.2     911.8
Restructuring charges                                                (34.3)    (18.9)    (80.2)
Realized gains on investments                     57.6      72.9      13.7       3.8     (17.5)
                                                ------    ------    ------    ------    ------
Realized gains on sale of subsidiary
Net Income                                       513.6     934.0     509.8     460.4     621.4
                                                ======    ======    ======    ======    ======

------------------------------------------------------------------------------------------------------------------

For the Quarter Ended                              Mar       Jun       Sep       Dec       Mar       Jun       Sep
                                                  1998      1998      1998      1998      1999      1999      1999
                                                ------    ------    ------    ------    ------    ------    ------
Operating Revenue
Life and annuity premiums                        205.2     201.5     230.8     348.0     284.2     274.0     263.8
Surrender charges                                 21.8      21.3      21.5      26.9      25.5      27.1      28.4
Mortality assessments                             89.0      93.4      67.7     130.0     137.3     122.2     118.2
Expense assessments                              189.1     213.8     201.9     198.2     215.3     231.5     245.9
Health premiums                                  142.4     172.5     155.8     164.5     154.9     160.3     149.6
Investment advisory fees                          58.0      59.0      52.5      57.5      58.8      56.3      54.6
Other revenue and fees                            58.7      61.1      64.8      76.4      86.4     109.0      77.9
Net investment income                            658.4     658.7     649.6     714.7     709.5     700.8     697.1
Earnings in Unconsolidated Affiliates              1.5       0.7      (0.2)      1.3       1.6       1.1       1.2
                                                ------    ------    ------    ------    ------    ------    ------
Operating Revenue                               1424.1    1482.0    1444.3    1717.6    1673.4    1682.4    1636.7
                                                ------    ------    ------    ------    ------    ------    ------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                 254.8     278.6     264.3     440.0     344.6     335.5     294.0
Div accum & div to policyholders                  19.6       9.8      20.7      27.9      21.5      22.5      21.2
Interest credited to policy bal.                 378.6     348.5     338.5     380.6     375.1     377.1     369.7
Health policy benefits                           134.3     158.9     142.6     131.0     145.5     166.6     189.8
Underwriting, acquisition,
insurance and other expenses                     430.7     459.2     463.1     491.2     522.4     532.1     533.4
Goodwill amortization                              8.3      11.0       9.2      16.0      11.8       9.9      12.9
Interest                                          23.4      27.7      32.5      33.5      33.1      32.6      33.3
                                                ------    ------    ------    ------    ------    ------    ------
Total Benefits and Expenses                     1249.6    1293.8    1271.0    1520.3    1454.1    1476.3    1454.1
                                                ------    ------    ------    ------    ------    ------    ------

Income from Operations Before Tax/Min            174.5     188.2     173.4     197.4     219.3     206.1     182.6

Federal income taxes                              46.4      56.0      42.6      58.0      63.6      54.2      51.2
                                                ------    ------    ------    ------    ------    ------    ------
Inc from Operations Before Min Int               128.1     132.2     130.7     139.4     155.7     151.8     131.4

Minority Interest
                                                ------    ------    ------    ------    ------    ------    ------
Income from Operations                           128.1     132.2     130.7     139.4     155.7     151.8     131.4

Restructuring charges                            (20.0)                        (14.3)    (12.1)               (3.2)
Realized gains on investments                     13.9      16.5     (17.3)      0.5       1.5      (3.5)      4.1
                                                ------    ------    ------    ------    ------    ------    ------
Net Income                                       122.0     148.7     113.4     125.6     145.1     148.4     132.3
                                                ======    ======    ======    ======    ======    ======    ======


For the Quarter Ended                              Dec       Mar       Jun       Sep       Dec
                                                  1999      2000      2000      2000      2000
                                                ------    ------    ------    ------    ------
Operating Revenue
Life and annuity premiums                        361.1     331.2     337.1     339.0     396.1
Surrender charges                                 29.2      28.7      29.8      25.9      30.3
Mortality assessments                            118.7     118.5     122.5     125.9     129.6
Expense assessments                              238.3     261.1     258.6     273.4     257.1
Health premiums                                  233.6      58.4     144.0     117.9      89.4
Investment advisory fees                          54.1      54.0      52.2      53.3      53.6
Other revenue and fees                            71.2     106.1      88.7     106.0     144.6
Net investment income                            700.1     711.1     673.8     690.0     672.1
Earnings in Unconsolidated Affiliates              1.8       1.0      (3.6)      1.6       0.6
                                                ------    ------    ------    ------    ------
Operating Revenue                               1808.2    1670.2    1703.0    1733.1    1773.5
                                                ------    ------    ------    ------    ------
Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits                 572.5     356.1     370.1     390.2     430.0
Div accum & div to policyholders                  23.3      21.7      20.2      18.2      27.4
Interest credited to policy bal.                 388.5     373.9     366.8     362.0     371.5
Health policy benefits                           157.8     114.3     119.9     123.0      91.8
Underwriting, acquisition,
insurance and other expenses                     630.5     525.7     537.5     532.4     572.9
Goodwill amortization                             14.6      10.2      12.0      12.0      10.9
Interest                                          34.7      36.3      35.4      34.4      33.4
                                                ------    ------    ------    ------    ------
Total Benefits and Expenses                     1821.8    1438.2    1461.9    1472.2    1537.9
                                                ------    ------    ------    ------    ------

Income from Operations Before Tax/Min            (13.6)    232.0     241.1     260.8     235.6

Federal income taxes                             (50.2)     61.6      67.9      70.1      50.9
                                                ------    ------    ------    ------    ------
Inc from Operations Before Min Int                36.6     170.4     173.2     190.7     184.7

Minority Interest                                           (0.2)      0.2      (0.0)      0.0
                                                ------    ------    ------    ------    ------
Income from Operations                            36.6     170.6     173.0     190.7     184.7

Restructuring charges                             (3.6)               (2.7)    (40.5)    (37.0)
Realized gains on investments                      1.6      (0.4)     (6.7)    (11.6)      1.2
                                                ------    ------    ------    ------    ------
Net Income                                        34.6     170.2     163.6     138.6     148.9
                                                ======    ======    ======    ======    ======




Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]

                                                  Life Insurance           Annuities          Lincoln UK         Reinsurance
                                                 ---------------     ---------------     ---------------     ---------------
ASSETS                                             Dec       Dec       Dec       Dec       Dec       Dec       Dec       Dec
                                                  2000      1999      2000      1999      2000      1999      2000      1999
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Investments
Corporate bonds                                 7445.9    7231.7    7800.2    8994.0     457.6     386.5    2554.1    2378.3
U.S. government bonds                             92.2      83.7      20.0      21.1                         259.6     226.2
Foreign government bonds                         141.6     169.9     119.7     216.1     444.8     395.3      71.1      82.1
Asset/Mortgage backed securities                1143.8    1193.4    1985.1    2486.3                         261.4     263.6
State and municipal bonds                          7.9       7.7       6.3       6.6                           0.3       0.3
Preferred stocks-redeemable                       27.6      26.8     117.5     112.2                           4.3       3.8
Common stocks                                     13.6      15.0                         265.2     315.2       2.2       2.2
Preferred stocks-equity                            9.2      13.7      45.8      44.1                           1.1       0.0
Mortgage loans                                  1967.9    1987.9    2122.0    2275.9       0.3       0.4     360.9     315.3
Real estate                                                                                0.3       0.4
Policy loans                                    1440.5    1389.1     509.9     490.9      10.5      12.5
Other long-term investments                       17.6       3.6       4.5       7.5                          25.0      35.0
                                               -------   -------   -------   -------    ------    ------    ------    ------
Total Investments                              12307.9   12122.5   12731.1   14654.8    1178.8    1110.2    3540.1    3307.0

Intercompany investments                        1898.0    1195.8    3740.0    2730.9                         532.7     594.0
Invest in unconsol affiliates                                                                                  6.4      25.8
Cash and invested cash                           (61.2)    (14.4)   (114.7)   (130.8)    253.5     258.2     145.7     141.2
Property and equipment                             7.0       3.0                          50.8      56.7      13.8      10.2
Premium and fees receivable                       45.9      26.0      (2.2)      0.1                         214.2     190.3
Accrued investment income                        196.6     193.1     183.7     202.5      22.8      20.4      51.9      52.3
Assets held in separate accounts                1270.1    1039.3   39322.1   41770.5    6440.9    7220.4
Federal income tax recoverable
Amount recoverable from reinsurers              2167.2    2291.0     131.3     133.5                        1616.5    1710.3
Deferred acquisition costs                      1097.7     901.4     794.1     811.0     635.0     679.7     459.6     331.3
Other intangible assets                         1040.5    1159.7     169.2     193.6     273.6     301.8      12.8      14.2
Goodwill                                         878.7     902.4      45.2      44.6      13.0      46.5      33.7      97.9
Other                                            255.4     121.4     103.5       3.4    (104.9)     18.9     345.3     283.1
                                               -------   -------   -------   -------    ------    ------    ------    ------
Total Assets                                   21103.9   19941.3   57103.4   60414.0    8763.7    9712.8    6972.7    6757.7
                                               =======   =======   =======   =======    ======    ======    ======    ======


----------------------------------------------------------------------------------------------------------------------------
                                                      Investment       Corporate and       Consolidating
                                                      Management    Other Operations         Adjustments        Consolidated
                                                 ---------------     ---------------     ---------------     ---------------
ASSETS                                             Dec       Dec       Dec       Dec       Dec       Dec       Dec       Dec
                                                  2000      1999      2000      1999      2000      1999      2000      1999
                                                 -----     -----     -----     -----     -----     -----     -----     -----
Investments
Corporate bonds                                  333.6     383.3    2658.3    1745.6                       21249.7   21119.5
U.S. government bonds                              0.2       0.3     170.8     206.9                         542.9     538.3
Foreign government bonds                                             543.9     584.2                        1321.1    1447.5
Asset/Mortgage backed securities                  49.0      59.6     721.0     401.0                        4160.4    4404.0
State and municipal bonds                                                                                     14.6      14.7
Preferred stocks-redeemable                        9.6       9.2       2.2      12.7                         161.2     164.7
Common stocks                                                        176.8     182.0                         457.8     514.5
Preferred stocks-equity                            2.4       2.0      54.5      29.7                         113.1      89.5
Mortgage loans                                    95.5     113.9     116.3      42.1                        4663.0    4735.4
Real estate                                                          283.0     256.3      (1.3)     (0.4)    282.0     256.2
Policy loans                                                                                                1960.9    1892.4
Other long-term investments                                  5.4    1666.2    1601.6   (1250.0)  (1251.3)    463.3     401.8
                                                ------    ------    ------    ------    ------    ------   -------  --------
Total Investments                                490.4     573.6    6393.0    5062.1   (1251.3)  (1251.7)  35389.8   35578.4


Intercompany investments                         249.1     208.4   (1243.0)    310.1   (5176.7)  (5039.2)     (0.0)      0.0
Invest in unconsol affiliates                                                                                  6.4      25.8
Cash and invested cash                            68.6      55.5    1833.0    1809.2    (197.5)   (223.0)   1927.4    1895.9
Property and equipment                            22.6      21.5     133.9     112.4                         228.2     203.8
Premium and fees receivable                       34.4      52.2       1.4       1.3       3.0     (10.3)    296.7     259.6
Accrued investment income                          7.8       8.4      83.6      56.4                         546.4     533.2
Assets held in separate accounts                                                 1.8    3546.7    3622.3   50579.9   53654.2
Federal income tax recoverable                                                           200.1     345.0     200.1     345.0
Amount recoverable from reinsurers                                    33.0      28.8    (200.3)   (209.3)   3747.7    3954.3
Deferred acquisition costs                                             2.9       3.4      81.1      73.5    3070.5    2800.3
Other intangible assets                           60.9      77.1                                            1557.0    1746.5
Goodwill                                         316.9     333.2                 0.2      (1.6)     (1.7)   1286.0    1423.0
Other                                            188.6     153.2     556.0     327.4    (322.2)   (231.8)   1021.6     675.7
                                                ------    ------    ------    ------    ------    ------   -------  --------
Total Assets                                    1439.0    1483.1    7793.7    7712.9   (3318.6)  (2926.0)  99857.8  103095.7
                                                ======    ======    ======    ======    ======    ======   =======  ========





Reconciliation of Business Segments to Consolidated Balance Sheets
Unaudited [Millions of Dollars]

                                      Life Insurance           Annuities              Lincoln UK               Reinsurance
                                     ---------------        ---------------         ---------------          ---------------
LIABILITIES and
SHAREHOLDERS' EQUITY                 Dec          Dec        Dec         Dec          Dec        Dec          Dec          Dec
                                    2000         1999       2000        1999         2000       1999         2000         1999
                                   -----        -----      -----       -----        -----      -----        -----        -----

Liabilities
Insurance and Inv
Contract Liabilities:
Life and annuity reserves        12898.6      12370.2     2571.8      2511.8       1529.1     1548.0        944.9        768.7
Premium deposit funds             2886.0       3249.1    13459.3     14844.7         32.9       55.2        753.2        839.6
Participating
policyholders' funds               139.4        132.0
Other policyholders' funds         515.4        466.1                                                         6.8          6.4
Unpaid claims - life
and health                         110.0        103.9        5.2         3.4         46.6       43.0       1154.4       1119.0
Health reserves                      0.1          0.1                                50.7       51.8       2442.1       2429.6
Unearned premiums                    0.1          0.1                                                        46.4         74.8
Liab related to
separate accounts                 1270.1       1039.3    39322.1     41770.5       6440.9     7220.4
                                 -------      -------   --------     -------     --------    -------      -------      -------
Total Insurance and Inv
Contract Liabilities             17819.6      17360.8    55358.4     59130.4       8100.3     8918.5       5347.8       5238.2


Federal income taxes              (122.5)      (272.1)    (100.5)     (203.0)         3.1       72.7         36.2        (15.6)
Short-term debt                                   0.3                                                       224.0        161.0
Long-term debt
Minority Interest in pref.
securities of sub.
Other liabilities                  565.4        110.9      277.7       285.7        167.4      154.1        262.0        328.7
                                 -------      -------   --------     -------     --------    -------      -------      -------
Total Liabilities                18262.5      17199.9    55535.6     59213.1       8270.8     9145.3       5870.0       5712.3
                                 -------      -------   --------     -------     --------    -------      -------      -------

Net unrealized gains
on securities                      (42.0)      (144.3)     (47.6)     (105.0)        52.6       46.4          4.8        (40.1)
Other shareholders' equity        2883.5       2885.7     1615.3      1305.8        440.2      521.1       1098.0       1085.4
                                 -------      -------   --------     -------     --------    -------      -------      -------

Shareholders' Equity              2841.5       2741.3     1567.8      1200.9        492.8      567.5       1102.8       1045.4
                                 -------      -------   --------     -------     --------    -------      -------      -------

Total Liabilities and
S/Hs' Equity                     21103.9      19941.3    57103.4     60414.0       8763.7     9712.8       6972.7       6757.7
                                 =======      =======   ========     =======     ========    =======      =======      =======


----------------------------------------------------------------------------------------------------------------------------
                                                 Investment         Corporate and          Consolidating
                                                 Management      Other Operations            Adjustments           Consolidated
                                            ---------------       ---------------          -------------        ---------------
LIABILITIES and
SHAREHOLDERS' EQUITY                       Dec          Dec        Dec        Dec         Dec        Dec         Dec        Dec
                                          2000         1999       2000       1999        2000       1999        2000       1999
                                         -----        -----      -----      -----       -----      -----       -----      -----
Liabilities
Insurance and Inv
Contract Liabilities:
Life and annuity reserves                                          0.0                 (103.2)    (127.4)    17841.2    17071.4
Premium deposit funds                                                                   584.0      635.4     17715.5    19624.1
Participating policyholders' funds                                                                             139.4      132.0
Other policyholders' funds                                                                                     522.2      472.6
Unpaid claims - life and health                                    0.5        0.5                   (0.0)     1316.6     1269.8
Health reserves                                                   30.9       26.2                             2523.8     2507.8
Unearned premiums                                                 (0.0)       1.0                               46.5       75.8
Liab related to separate accounts                                             1.8      3546.7     3622.3     50579.9    53654.2
                                       -------      -------   --------    -------    --------    -------     -------   --------
Total Insurance and Inv
Contract Liabilities                                              31.4       29.5      4027.6     4130.4     90685.1    94807.7


Federal income taxes                      28.3         33.4      (43.9)      27.8       199.3      356.8
Short-term debt                                                  525.9      677.4      (436.9)    (378.5)      312.9      460.2
Long-term debt                                                  1962.2     1962.0     (1250.0)   (1250.0)      712.2      712.0
Minority Interest in pref.
securities of sub.                                               745.0      745.0                              745.0      745.0
Other liabilities                        859.1        886.2      981.9     1069.5      (678.7)    (728.3)     2434.7     2107.0
                                       -------      -------   --------    -------    --------    -------     -------   --------
Total Liabilities                        887.4        919.7     4202.4     4511.1      1861.3     2130.4     94890.0    98831.9
                                       -------      -------   --------    -------    --------    -------     -------   --------

Net unrealized gains
on securities                             (0.5)        (3.2)      54.0     (201.8)        4.5      (17.8)       25.8     (465.7)
Other shareholders' equity               552.2        566.6     3537.2     3403.6     (5184.4)   (5038.7)     4942.0     4729.6

                                       -------      -------   --------    -------    --------    -------     -------   --------
Shareholders' Equity                     551.6        563.4     3591.3     3201.8     (5179.9)   (5056.5)     4967.9     4263.9
                                       -------      -------   --------    -------    --------    -------     -------   --------


Total Liabilities and
S/Hs' Equity                            1439.0       1483.1     7793.7     7712.9     (3318.6)   (2926.0)    99857.8   103095.7
                                       =======      =======   ========    =======    ========    =======     =======   ========

Five Year Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]
ASSETS                                              1996          1997          1998          1999          2000

Investments
Corporate bonds                                  15451.0       16633.3       22505.2       21119.5       21249.7
U.S. government bonds                             1305.1         662.4        1134.6         538.3         542.9
Foreign government bonds                          1781.4        1804.4        1321.2        1447.5        1321.1
Mortgage backed securities                        5144.5        4529.3        5080.5        4404.0        4160.4
State and municipal bonds                          237.2         241.4          16.7          14.7          14.6
Preferred stocks-redeemable                        177.4         195.5         174.6         164.7         161.2
Common stocks                                      486.3         572.3         463.1         514.5         457.8
Preferred stocks-equity                             71.2          88.2          79.8          89.5         113.1
Mortgage loans                                    3240.7        3288.1        4393.1        4735.4        4663.0
Real estate                                        655.0         576.0         488.7         256.2         282.0
Policy loans                                       734.8         763.1        1840.0        1892.4        1960.9
Other long-term investments                        445.3         464.8         432.0         401.8         463.3
                                                --------      --------      --------      --------      --------
Total Investments                                29730.0       29818.8       37929.5       35578.4       35389.8

Invest in unconsol affiliates                       21.0          21.0          18.8          25.8           6.4
Cash and invested cash                            1144.8        3794.7        2433.4        1895.9        1927.4
Property and equipment                             196.0         189.8         174.8         203.8         228.2
Premiums and fees receivable                       237.3         197.5         246.2         259.6         296.7
Accrued investment income                          417.6         423.0         528.5         533.2         546.4
Assets held in separate accounts                 28809.1       37138.8       43408.9       53654.2       50579.9
Federal income taxes recoverable                                               204.1         345.0         200.1
Amounts recoverable from reinsurers               2328.5        2350.8        3127.1        3954.3        3747.7
Deferred acquisition costs                        1689.7        1623.8        1964.4        2800.3        3070.5
Other intangible assets                            708.4         613.9        1848.4        1746.5        1557.0
Goodwill                                           351.7         457.7        1484.3        1423.0        1286.0
Other                                              596.4         544.8         468.0         675.7        1021.6
Discontinued operations - assets                  5482.7
                                                --------      --------      --------      --------      --------
Total Assets                                     71713.4       77174.7       93836.3      103095.7       99857.8
                                                ========      ========      ========      ========      ========


LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves                         7812.4        8228.7       16434.2       17071.4       17841.2
Health reserves                                   2153.0        2300.4        2600.1        2507.8        2523.8
Unpaid claims-life and health                      438.8         682.0        1043.4        1269.8        1316.6
Unearned premiums                                   53.7          55.3          62.3          75.8          46.5
Premium deposit funds                            20894.6       19803.0       20171.9       19624.1       17715.5
Participating policyholders' funds                  81.9          79.8         142.7         132.0         139.4
Other policyholders' funds                         188.9         180.6         438.4         472.6         522.2
Liab related to separate accounts                28809.1       37138.8       43408.9       53654.2       50579.9
                                                --------      --------      --------      --------      --------
Total Ins and Inv Contr Liabilities              60432.4       68468.5       84301.9       94807.7       90685.1

Federal income taxes                               161.5         487.8
Short-term debt                                    189.0         297.2         314.6         460.2         312.9
Long-term debt                                     626.3         511.0         712.2         712.0         712.2
Minority Interest - pref sec of a sub              315.0         315.0         745.0         745.0         745.0
Other liabilities                                 1417.4        2112.2        2374.6        2107.0        2434.7
Discontinued operations - liabilities             4101.9
                                                --------      --------      --------      --------      --------
Total Liabilities                                67243.5       72191.8       88448.3       98831.9       94890.0
                                                --------      --------      --------      --------      --------

S/Hs' equity-unrealized gains-cont op.             276.4         436.0         552.4        (465.7)         25.8
S/Hs' equity-unrealized gains-disc op.             136.4
S/Hs' equity-foreign currency                       62.7          39.6          43.4          23.5          15.4
S/Hs' equity-other                                3994.4        4507.3        4792.2        4706.1        4926.7
                                                --------      --------      --------      --------      --------
Total Shareholders' Equity                        4470.0        4982.9        5387.9        4263.9        4967.9
                                                --------      --------      --------      --------      --------

Total Liabilities
and Shareholders' Equity                         71713.4       77174.7       93836.3      103095.7       99857.8
                                                ========      ========      ========      ========      ========

Shareholders' Equity Per Share
[Book Value, Securities at Cost]                  $19.51        $22.48        $23.86        $24.14        $25.85
Common shares outstanding                          207.9         202.3         202.6         196.0         191.2




Quarterly Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

                                            Mar         Jun         Sep         Dec         Mar         Jun
                                           1998        1998        1998        1998        1999        1999
                                        -------    --------    --------    --------    --------     -------

ASSETS

Investments
Corporate bonds                         19447.1     20034.2     20986.1     22505.2     22450.1     21888.5
U.S. government bonds                     764.9       812.3       968.1      1134.6      1489.4      1367.8
Foreign government bonds                 1897.9      1681.4      1519.2      1321.2      1373.7      1339.7
Mortgage backed securities               5069.2      4908.3      4857.6      5080.5      5068.6      4788.5
State and municipal bonds                 163.4       162.8        62.9        16.7        16.2        19.1
Preferred stocks - redeemable             190.2       188.0       160.0       174.6       179.8       175.8
Common stocks                             732.8       567.6       424.4       463.1       399.5       419.0
Preferred stocks-equity                    91.9        81.3        80.5        79.8        81.3        86.7
Mortgage loans                           4556.6      4434.9      4329.3      4393.1      4344.6      4570.5
Real estate                               567.7       499.0       459.6       488.7       471.8       449.8
Policy loans                             1404.8      1499.6      1517.1      1840.0      1842.4      1847.4
Other long-term investments               343.5       402.6       399.1       432.0       411.9       409.9
                                        -------    --------    --------    --------    --------     -------
Total Investments                       35230.0     35271.8     35763.9     37929.5     38129.4     37362.6

Invest in unconsol affiliates              22.5        23.1        17.4        18.8        20.5        22.3
Cash and invested cash                   2641.7      2414.1      2725.4      2433.4      2327.0      2151.1
Property and equipment                    191.0       191.7       200.9       174.8       178.0       180.7
Premiums and fees receivable              204.6       250.8       241.6       246.2       241.8       269.0
Accrued investment income                 516.8       508.0       547.2       528.5       585.6       569.1
Assets held in separate accounts        41741.3     42247.2     37559.0     43408.9     44339.4     47864.3
Federal income taxes recoverable           78.5       188.9           0       204.1       286.0       478.4
Amount recoverable from reinsurers       2290.3      2373.5      2454.5      3127.1      3124.5      3121.3
Deferred acquisition costs               1695.7      1749.3      1848.0      1964.4      2112.2      2398.3
Other intangible assets                  1536.6      1255.0      1241.8      1848.4      1845.4      1764.9
Goodwill                                 1049.3      1168.7      1153.1      1484.3      1404.6      1428.3
Other                                     686.3       722.5       853.5       468.0       755.8       651.1
                                        -------    --------    --------    --------    --------     -------
Total Assets                            87884.5     88364.6     84606.2     93836.3     95350.3     98261.4
                                        =======    ========    ========    ========    ========     =======


ASSETS (Continued)

                                            Sep         Dec         Mar         Jun         Sep         Dec
                                           1999        1999        2000        2000        2000        2000
                                        -------    --------    --------    --------    --------     -------
Investments
Corporate bonds                         21560.5     21119.5     21188.0     20719.1     21064.7     21249.7
U.S. government bonds                     991.0       538.3       572.4       566.2       575.5       542.9
Foreign government bonds                 1369.6      1447.5      1416.4      1377.4      1277.7      1321.1
Mortgage backed securities               4601.2      4404.0      4393.4      4242.4      4172.5      4160.4
State and municipal bonds                  14.8        14.7        14.7        14.1        14.3        14.6
Preferred stocks - redeemable             171.3       164.7       159.7       159.2       159.5       161.2
Common stocks                             423.9       514.5       496.4       467.8       479.9       457.8
Preferred stocks-equity                    82.7        89.5        91.3        92.2        90.3       113.1
Mortgage loans                           4772.7      4735.4      4833.9      4783.8      4767.3      4663.0
Real estate                               280.3       256.2       283.4       282.1       297.6       282.0
Policy loans                             1863.2      1892.4      1896.3      1914.7      1935.6      1960.9
Other long-term investments               401.2       401.8       428.8       438.2       470.5       463.3
                                        -------    --------    --------    --------    --------     -------
Total Investments                       36532.4     35578.4     35774.6     35057.2     35305.4     35389.8

Invest in unconsol affiliates              23.4        25.8                    (0.9)        5.8         6.4
Cash and invested cash                   2342.9      1895.9      1510.1      1619.3      1435.9      1927.4
Property and equipment                    191.9       203.8       207.7       205.5       213.8       228.2
Premiums and fees receivable              296.0       259.6       190.2       247.8       240.8       296.7
Accrued investment income                 602.9       533.2       575.0       544.0       569.2       546.4
Assets held in separate accounts        46228.8     53654.2     56907.6     54924.2     54410.9     50579.9
Federal income taxes recoverable          457.3       345.0       300.4       246.1       267.3       200.1
Amount recoverable from reinsurers       3315.6      3954.3      3851.0      3775.3      3774.7      3747.7
Deferred acquisition costs               2614.5      2800.3      2870.4      2968.0      3048.0      3070.5
Other intangible assets                  1760.6      1746.5      1705.5      1646.7      1598.4      1557.0
Goodwill                                 1435.0      1423.0      1349.6      1335.4      1296.6      1286.0
Other                                     699.3       675.7      1097.8      1279.1      1076.4      1021.6
                                        -------    --------    --------    --------    --------     -------
Total Assets                            96500.7    103095.7    106340.0    103847.6    103243.1     99857.8
                                        =======    ========    ========    ========    ========     =======


LIABILITIES and SHAREHOLDERS' EQUITY

                                            Mar         Jun         Sep         Dec         Mar         Jun
                                           1998        1998        1998        1998        1999        1999
                                        -------    --------    --------    --------    --------     -------
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves               12709.8     14103.3     12993.8     16434.2     16590.3     16536.4
Health reserves                          2481.9      2547.5      2435.4      2600.1      2562.3      2528.2
Unpaid claims-life and health             652.3       740.4       768.4      1043.4      1022.9      1064.9
Unearned premiums                          55.2        61.3        66.0        62.3        68.8        68.7
Premium deposit funds                   20715.0     19094.9     20210.3     20171.9     20027.8     20012.6
Participating policyholders' funds         83.3        74.8        86.3       142.7       132.6       125.7
Other policyholders' funds                235.8       233.8       235.7       438.4       440.4       441.2
Liab related to separate accounts       41741.3     42247.2     37559.0     43408.9     44339.4     47864.3
                                        -------    --------    --------    --------    --------     -------
Total Ins and Inv Contr Liabilities     78674.8     79103.1     74355.0     84301.9     85184.6     88642.1

Federal income taxes                                                3.0
Short-term debt                           364.9       277.1       354.4       314.6       281.8       380.2
Long-term debt                            811.7       811.8       712.0       712.2       712.1       712.1
Minority Interest - pref sec of a sub     315.0       315.0       745.0       745.0       745.0       745.0
Other liabilities                        2663.9      2706.8      2909.2      2374.6      3319.3      2964.7
                                        -------    --------    --------    --------    --------     -------
Total Liabilities                       82830.3     83213.8     79078.6     88448.3     90242.9     93444.1
                                        -------    --------    --------    --------    --------     -------

S/Hs' equity-unrealized gains-cont op.    475.0       469.5       773.7       552.4       254.6        (1.1)
S/Hs' equity-foreign currency              57.6        57.0        65.0        55.2        35.3        25.9
S/Hs' equity-other                       4521.6      4624.3      4688.9      4780.4      4817.5      4792.6
                                        -------    --------    --------    --------    --------     -------
Total Shareholders' Equity               5054.2      5150.8      5527.6      5387.9      5107.4      4817.4
                                        -------    --------    --------    --------    --------     -------

Total Liabilities
and Shareholders' Equity                87884.5     88364.6     84606.2     93836.3     95350.3     98261.4
                                        =======    ========    ========    ========    ========     =======

Shareholders' Equity Per Share
[Book Value, Securities at Cost]         $22.76      $23.22      $23.47      $23.86      $24.04      $24.18
Common shares outstanding                 201.2       201.6       202.6       202.6       201.8       199.3


LIABILITIES and SHAREHOLDERS' EQUITY (Continued)

                                            Sep         Dec         Mar         Jun         Sep         Dec
                                           1999        1999        2000        2000        2000        2000
                                        -------    --------    --------    --------    --------     -------
Liabilities
Insurance and Inv Contract Liabilities:
Life and annuity reserves               16760.5     17071.4     17172.1     17247.3     17500.0     17841.2
Health reserves                          2511.3      2507.8      2547.4      2494.2      2520.2      2523.8
Unpaid claims-life and health            1162.6      1269.8      1177.3      1204.1      1202.8      1316.6
Unearned premiums                          62.5        75.8        57.1        52.8        51.8        46.5
Premium deposit funds                   19988.9     19624.1     18899.3     18407.2     18072.1     17715.5
Participating policyholders' funds        120.2       132.0       130.7       130.4       135.4       139.4
Other policyholders' funds                445.9       472.6       478.9       490.6       500.7       522.2
Liab related to separate accounts       46228.8     53654.2     56907.6     54924.2     54410.9     50579.9
                                        -------    --------    --------    --------    --------     -------
Total Ins and Inv Contr Liabilities     87280.8     94807.7     97370.5     94950.8     94394.0     90685.1

Federal income taxes
Short-term debt                           367.7       460.2       474.2       355.7       330.3       312.9
Long-term debt                            712.0       712.0       712.0       712.1       712.2       712.2
Minority Interest - pref sec of a sub     745.0       745.0       745.0       745.0       745.0       745.0
Other liabilities                        2733.0      2107.0      2697.9      2860.3      2522.9      2434.7
                                        -------    --------    --------    --------    --------     -------
Total Liabilities                       91838.5     98831.9    101999.6     99623.9     98704.5     94890.0
                                        -------    --------    --------    --------    --------     -------

S/Hs' equity-unrealized gains-cont op.   (103.8)     (465.7)     (411.2)     (556.6)     (337.7)       25.8
S/Hs' equity-foreign currency              45.4        35.2        28.0        27.1        25.1        27.1
S/Hs' equity-other                       4720.5      4694.3      4723.6      4753.2      4851.2      4914.9
                                        -------    --------    --------    --------    --------     -------
Total Shareholders' Equity               4662.2      4263.9      4340.4      4223.7      4538.6      4967.9
                                        -------    --------    --------    --------    --------     -------

Total Liabilities
and Shareholders' Equity                96500.7    103095.7    106340.0    103847.6    103243.1     99857.8
                                        =======    ========    ========    ========    ========     =======

Shareholders' Equity Per Share
[Book Value, Securities at Cost]         $24.28      $24.14      $24.58      $25.01      $25.43      $25.85
Common shares outstanding                 196.3       196.0       193.3       191.1       191.8       191.2






Life Insurance Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]
                                                       1996         1997         1998         1999         2000
                                                      -----        -----       ------       ------       ------
Operating Revenue
Premiums                                               63.1         65.8        186.5        236.2        227.4
Surrender charges                                      14.6         13.1         55.2         69.1         69.8
Mortality assessments                                 159.7        161.2        350.1        444.6        465.2
Expense assessments                                    27.3         28.9        146.3        165.9        191.8
Other revenue and fees                                 18.0         11.3          3.9         16.3         15.8
Net investment income                                 456.1        453.3        818.6       1016.0       1042.3
                                                     ------       ------      -------      -------      -------
Operating Revenue                                     738.9        733.6       1560.6       1948.2       2012.4
                                                     ------       ------      -------      -------      -------

Benefits and Expenses
Benefits paid or provided:
Benefits                                              137.3        144.9        372.0        431.0        411.7
Div accum & div to policyholders                       24.1         20.4         70.7         81.5         80.8
Interest credited to policy bal.                      278.4        270.6        499.9        599.1        630.0
Underwriting, acquisition,
insurance and other expenses                          195.6        202.8        319.0        441.3        418.5
Goodwill amortization                                   0.1          0.1         19.7         23.4         23.7
Interest expense                                        0.0          0.0          0.1          0.1          0.0
                                                     ------       ------      -------      -------      -------
Total Benefits & Expenses                             635.5        638.8       1281.3       1576.4       1564.7
                                                      -----        -----       ------       ------       ------

Income from Operations Before Tax                     103.4         94.8        279.3        371.8        447.7

Federal income taxes                                   33.7         27.0         99.0        135.2        161.8
                                                     ------       ------      -------      -------      -------

Income from Operations                                 69.7         67.7        180.4        236.6        285.9

Realized gain on investments                           16.3          6.1         (2.2)        (1.0)       (11.6)

Restructuring charges                                                           (20.0)         0.0
                                                     ------       ------      -------      -------      -------
Net Income                                             86.1         73.9        158.1        235.6        274.3
                                                     ======       ======      =======      =======      =======

Effective tax rate                                    32.6%        28.5%        35.4%        36.4%        36.1%

Operating Revenue                                     738.9        733.6      1,560.6       1948.2       2012.4
Realized gains on investments                          30.7         14.1         (1.8)        (2.9)       (18.8)
                                                     ------       ------      -------      -------      -------
Total Revenue                                         769.6        747.8      1,558.9       1945.3       1993.6
                                                     ======       ======      =======      =======      =======

Average capital                                       636.8        618.2       2141.8       2919.1       2806.3
Return on average capital                             11.0%        11.0%         8.4%         8.1%        10.2%


First Year Premiums by Product (Billions)
------------------------------------------
Lincoln Life
Universal Life                                                                               0.225        0.190
Variable Universal Life                                                                      0.129        0.209
Whole Life                                                                                   0.024        0.022
Term                                                                                         0.004        0.003
                                                     ------       ------      -------      -------      -------
Subtotal                                                                                     0.381        0.423
Corporate Owned Life Insurance (COLI)                                                        0.015        0.087
                                                     ------       ------      -------      -------      -------
Total Lincoln Life                                    0.082        0.071        0.238        0.396        0.510
                                                     ------       ------      -------      -------      -------

First Penn-Pacific
Universal Life                                                                               0.114        0.094
Term                                                                                         0.047        0.045
                                                     ------       ------      -------      -------      -------
Total First Penn-Pacific                                           0.134        0.154        0.160        0.139
                                                     ------       ------      -------      -------      -------

Total  Segment by Product                             0.216        0.205        0.391        0.556        0.649
                                                     ======       ======      =======      =======      =======

First Year Premiums by Distribution (Billions)
----------------------------------------------
Lincoln Life
Lincoln Financial Advisors                                                                   0.181        0.195
Lincoln Financial Distributors                                                               0.215        0.316
                                                     ------       ------      -------      -------      -------
Lincoln Life by Distribution                          0.082        0.071        0.238        0.396        0.510
                                                     ======       ======      =======      =======      =======

Individual Life Insurance In-Force (Billions)
---------------------------------------------
Universal Life & Other                               32.876       32.827      105.837      109.288      115.872
Term Insurance                                       16.284       30.337       67.076       85.701      100.130
                                                     ------       ------      -------      -------      -------
Total  Life Segment In-Force                         49.160       63.164      172.914      194.988      216.002
                                                     ======       ======      =======      =======      =======


Life Insurance Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                  Mar       Jun       Sep       Dec       Mar       Jun
                                                      1998      1998      1998      1998      1999      1999
                                                   -------   -------   -------   -------   -------   -------
Operating Revenue
Premiums                                              32.6      32.7      41.0      80.2      54.5      58.2
Surrender charges                                     12.9      12.4      11.8      18.1      15.4      17.2
Mortality assessments                                 82.6      85.3      60.4     121.8     108.8     111.4
Expense assessments                                   29.1      29.9      36.5      50.8      39.6      35.5
Other revenue and fees                                 5.6      (4.5)      0.1       2.8       2.0       1.7
Net investment income                                184.8     194.5     188.7     250.6     252.4     252.2
                                                   -------   -------   -------   -------   -------   -------
Operating Revenue                                    347.6     350.2     338.5     524.3     472.7     476.1
                                                   -------   -------   -------   -------   -------   -------

Benefits and Expenses
Benefits paid or provided:
Benefits                                              77.1      87.7      72.2     135.0     103.6     109.0
Div accum & div to policyholders                      17.8       8.3      18.4      26.3      20.3      21.0
Interest credited to policy bal.                     132.5     118.3     101.0     148.1     151.6     149.2
Underwriting, acquisition,
insurance and other expenses                          70.1      61.5      75.4     112.1     105.5      98.7
Goodwill amortization                                  1.2       7.4       4.0       7.1       5.9       5.0
                                                   -------   -------   -------   -------   -------   -------
Total Benefits & Expenses                            298.6     283.1     271.0     428.6     386.9     383.0
                                                   -------   -------   -------   -------   -------   -------

Income from Operations Before Tax                     49.0      67.1      67.5      95.8      85.8      93.1

Federal income taxes                                  16.8      22.8      23.0      36.4      31.3      34.3
                                                   -------   -------   -------   -------   -------   -------
Income from Operations                                32.2      44.3      44.5      59.3      54.5      58.8

Realized gain on investments                           1.8       5.4      (3.2)     (6.2)     (2.0)     (2.4)
Restructuring charges                                (20.0)
                                                   -------   -------   -------   -------   -------   -------
Net Income                                            14.0      49.7      41.3      53.1      52.6      56.4
                                                   =======   =======   =======   =======   =======   =======

Effective tax rate                                   34.3%     33.9%     34.0%     38.0%     36.5%     36.9%

Operating Revenue                                    347.6     350.2     338.5     524.3     472.7     476.1
Realized gains on investments                          3.2       9.0      (4.1)     (9.9)     (3.6)     (3.7)
                                                   -------   -------   -------   -------   -------   -------
Total Revenue                                        350.8     359.2     334.4     514.4     469.1     472.5
                                                   =======   =======   =======   =======   =======   =======

Average capital                                     1754.7    2012.4    2078.0    2722.2    2931.6    2959.1
Return on average capital                             7.3%      8.8%      8.6%      8.7%      7.4%      7.9%


Life Insurance Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                  Sep       Dec       Mar       Jun       Sep       Dec
                                                      1999      1999      2000      2000      2000      2000
                                                   -------   -------   -------   -------   -------   -------
Operating Revenue
Premiums                                              52.4      71.1      53.0      56.4      50.9      67.2
Surrender charges                                     17.9      18.7      17.1      17.3      14.7      20.6
Mortality assessments                                110.5     113.9     112.2     114.5     116.3     122.1
Expense assessments                                   42.8      48.0      45.3      44.1      47.0      55.5
Other revenue and fees                                 8.5       4.0       3.8       3.3       4.1       4.7
Net investment income                                253.1     258.4     259.5     258.5     263.8     260.4
                                                   -------   -------   -------   -------   -------   -------
Operating Revenue                                    485.2     514.2     490.8     494.2     496.9     530.5
                                                   -------   -------   -------   -------   -------   -------

Benefits and Expenses
Benefits paid or provided:
Benefits                                             105.5     112.9      98.4      96.4      95.8     121.1
Div accum & div to policyholders                      19.2      21.0      20.4      18.7      16.4      25.3
Interest credited to policy bal.                     148.9     149.4     152.8     155.4     160.1     161.7
Underwriting, acquisition,
insurance and other expenses                         110.9     126.3     107.7     108.9     104.7      97.2
Goodwill amortization                                  6.4       6.0       5.9       5.9       5.9       5.9
                                                   -------   -------   -------   -------   -------   -------
Total Benefits & Expenses                            390.9     415.6     385.3     385.3     383.0     411.2
                                                   -------   -------   -------   -------   -------   -------

Income from Operations Before Tax                     94.3      98.5     105.6     108.9     113.9     119.4

Federal income taxes                                  33.7      35.9      38.5      39.9      41.7      41.8
                                                   -------   -------   -------   -------   -------   -------
Income from Operations                                60.6      62.6      67.1      69.0      72.2      77.6

Realized gain on investments                           1.3       2.2      (2.7)     (3.9)      0.4      (5.4)
Restructuring charges
                                                   -------   -------   -------   -------   -------   -------
Net Income                                            61.9      64.8      64.4      65.1      72.6      72.2
                                                   =======   =======   =======   =======   =======   =======

Effective tax rate                                   35.7%     36.4%     36.4%     36.6%     36.6%     35.0%

Operating Revenue                                    485.2     514.2     490.8     494.2     496.9     530.5
Realized gains on investments                          1.9       2.5      (4.4)     (6.1)     (0.0)     (8.3)
                                                   -------   -------   -------   -------   -------   -------
Total Revenue                                        487.1     516.6     486.4     488.1     496.8     522.2
                                                   =======   =======   =======   =======   =======   =======

Average capital                                     2893.7    2891.9    2772.4    2796.0    2831.8    2824.8
Return on average capital                             8.4%      8.7%      9.7%      9.9%     10.2%     11.0%


------------------------------------------------------------------------------------------------------------
For the Quarter Ended                                  Mar       Jun       Sep       Dec       Mar       Jun
                                                      1998      1998      1998      1998      1999      1999
                                                   -------   -------   -------   -------   -------   -------
First Year Premiums by Product (Billions)
Lincoln Life
Universal Life                                                                               0.043     0.051
Variable Universal Life                                                                      0.027     0.024
Whole Life                                                                                   0.004     0.005
Term                                                                                         0.000     0.001
                                                   -------   -------   -------   -------   -------   -------
Subtotal                                                                                     0.075     0.081
Corporate Owned Life Insurance (COLI)                                                        0.002     0.007
                                                   -------   -------   -------   -------   -------   -------
Total Lincoln Life                                   0.040     0.049     0.044     0.103     0.077     0.088
                                                   -------   -------   -------   -------   -------   -------

First Penn-Pacific
Universal Life                                                                               0.029     0.029
Term                                                                                         0.013     0.012
                                                   -------   -------   -------   -------   -------   -------
Total First Penn-Pacific                             0.031     0.039     0.040     0.043     0.042     0.040
                                                   -------   -------   -------   -------   -------   -------

Total  Segment by Product                            0.072     0.088     0.084     0.147     0.119     0.128
                                                   =======   =======   =======   =======   =======   =======


First Year Premiums by Distribution (Billions)
Lincoln Life
Lincoln Financial Advisors                                                                   0.039     0.033
Lincoln Financial Distributors                                                               0.038     0.055
                                                   -------   -------   -------   -------   -------   -------
Lincoln Life by Distribution                         0.040     0.049     0.044     0.103     0.077     0.088
                                                   =======   =======   =======   =======   =======   =======

Individual Insurance In-Force (Billions)
Universal Life & Other                              68.799    69.249    69.785   105.837   105.090   106.047
Term Insurance                                      39.985    45.944    52.057    67.076    73.452    78.431
                                                   -------   -------   -------   -------   -------   -------
Total Segment In-Force                             108.784   115.193   121.842   172.914   178.542   184.478
                                                   =======   =======   =======   =======   =======   =======


For the Quarter Ended                                  Sep       Dec       Mar       Jun       Sep       Dec
                                                      1999      1999      2000      2000      2000      2000
                                                   -------   -------   -------   -------   -------   -------
First Year Premiums by Product (Billions)
Lincoln Life
Universal Life                                       0.044     0.086     0.046     0.042     0.047     0.056
Variable Universal Life                              0.027     0.052     0.042     0.043     0.052     0.072
Whole Life                                           0.006     0.008     0.004     0.005     0.006     0.008
Term                                                 0.001     0.001     0.001     0.001     0.000     0.001
Subtotal                                             0.078     0.147     0.093     0.089     0.105     0.137
                                                   -------   -------   -------   -------   -------   -------
Corporate Owned Life Insurance (COLI)                0.002     0.004     0.013     0.019     0.006     0.049
                                                   -------   -------   -------   -------   -------   -------
Total Lincoln Life                                   0.081     0.151     0.105     0.109     0.111     0.186
                                                   -------   -------   -------   -------   -------   -------

First Penn-Pacific
Universal Life                                       0.030     0.026     0.026     0.021     0.024     0.023
Term                                                 0.011     0.011     0.013     0.013     0.010     0.009
                                                   -------   -------   -------   -------   -------   -------
Total First Penn-Pacific                             0.041     0.037     0.039     0.034     0.035     0.032
                                                   -------   -------   -------   -------   -------   -------

Total  Segment by Product                            0.121     0.188     0.144     0.142     0.145     0.218
                                                   =======   =======   =======   =======   =======   =======

First Year Premiums by Distribution (Billions)
Lincoln Life
Lincoln Financial Advisors                           0.038     0.071     0.044     0.035     0.050     0.065
Lincoln Financial Distributors                       0.043     0.080     0.061     0.073     0.061     0.121
                                                   -------   -------   -------   -------   -------   -------
Lincoln Life by Distribution                         0.081     0.151     0.105     0.109     0.111     0.186
                                                   =======   =======   =======   =======   =======   =======

Individual Insurance In-Force (Billions)
Universal Life & Other                             106.945   109.288   108.817   110.448   112.884   115.872
Term Insurance                                      81.963    85.701    92.857    97.039    98.424   100.130
                                                   -------   -------   -------   -------   -------   -------
Total Segment In-Force                             188.908   194.988   201.674   207.487   211.308   216.002
                                                   =======   =======   =======   =======   =======   =======



Life Insurance Segment
Life Insurance Account Values
Unaudited [Billions of Dollars]

                                                          1996          1997        1998        1999        2000
                                                    ----------    ----------   ---------   ---------   ---------
Lincoln Life
------------
Universal Life-Beg of Year                               1.591         1.618       1.557       5.169       5.457

Deposits                                                 0.165         0.141       0.531       0.864       0.823
Withdrawals & deaths                                    (0.234)       (0.295)     (0.586)     (0.391)     (0.352)
                                                    ----------    ----------   ---------   ---------   ---------
Net cash flows                                          (0.069)       (0.154)     (0.055)      0.473       0.471
Policyholder assessments                                                                      (0.488)     (0.523)
Interest credited                                        0.097         0.093       0.289       0.304       0.310
Acq of new business/companies                            0.000         0.000       3.378       0.000       0.000
                                                    ----------    ----------   ---------   ---------   ---------
Universal Life-End of Year (1)                           1.618         1.557       5.169       5.457       5.716
                                                    ----------    ----------   ---------   ---------   ---------

Variable Universal Life-Beg of Year                      0.239         0.339       0.480       1.200       1.605

Deposits                                                 0.095         0.106       0.193       0.326       0.607
Withdrawals & deaths                                    (0.030)       (0.040)     (0.100)     (0.099)     (0.132)
                                                    ----------    ----------   ---------   ---------   ---------
Net cash flows                                           0.065         0.065       0.093       0.228       0.475
Policyholder assessments                                                                      (0.084)     (0.141)
Invest inc & chg in mkt value                            0.035         0.076       0.105       0.370      (0.130)
Acq of new business/transfers between segments           0.000         0.000       0.522      (0.110)      0.000
                                                    ----------    ----------   ---------   ---------   ---------
Variable Universal Life-End of Year                      0.339         0.480       1.200       1.605       1.808
                                                    ----------    ----------   ---------   ---------   ---------

Interest Sensitive Whole Life-Beg of Year                                                      1.784       1.963

Deposits                                                                           0.340       0.355       0.322
Withdrawals & deaths                                                              (0.294)     (0.162)     (0.168)
                                                    ----------    ----------   ---------   ---------   ---------
Net cash flows                                                                     0.046       0.193       0.154
Policyholder assessments                                                                      (0.168)     (0.168)
Interest credited                                                                  0.096       0.109       0.113
Acq of new business/companies                                                      1.642       0.045
                                                    ----------    ----------   ---------   ---------   ---------
Int Sensitive Whole Life-End of Year                                               1.784       1.963       2.062
                                                    ----------    ----------   ---------   ---------   ---------

Total Lincoln Life-Beg of Year                           1.830         1.957       2.037       8.153       9.025

Deposits                                                 0.260         0.247       1.064       1.546       1.753
Withdrawals & deaths                                    (0.264)       (0.336)     (0.979)     (0.652)     (0.653)
                                                    ----------    ----------   ---------   ---------   ---------
Net cash flows                                          (0.004)       (0.089)      0.084       0.894       1.100
Policyholder assessments                                                                      (0.739)     (0.831)
Invest inc & chg in mkt value                            0.132         0.168       0.490       0.782       0.293
Acq of new business/transfers between segments                                     5.542      (0.065)
                                                    ----------    ----------   ---------   ---------   ---------
Total Lincoln Life-End of Year                           1.957         2.037       8.153       9.025       9.586
                                                    ----------    ----------   ---------   ---------   ---------

VUL Under Agree-included above                                                     0.631       0.704       0.609

----------------------------------------------------------------------------------------------------------------

First Penn-Pacific (FPP)
------------------------
Universal Life-Beg of Year                               0.800         0.911       1.001       1.090       1.192

Deposits                                                 0.145         0.137       0.144       0.152       0.132
Withdrawals & deaths                                    (0.085)       (0.104)     (0.116)     (0.061)     (0.074)
                                                    ----------    ----------   ---------   ---------   ---------
Net cash flows                                           0.060         0.033       0.028       0.091       0.058
Policyholder assessments                                                                      (0.056)     (0.061)
Interest credited                                        0.051         0.056       0.061       0.067       0.072
                                                    ----------    ----------   ---------   ---------   ---------
FPP Universal Life-End of Year                           0.911         1.001       1.090       1.192       1.260
                                                    ----------    ----------   ---------   ---------   ---------

----------------------------------------------------------------------------------------------------------------

Total Segment-Life Insurance Account Values
-------------------------------------------
Beg of Year                                              2.629         2.869       3.038       9.243      10.217

Deposits                                                 0.405         0.384       1.207       1.698       1.884
Withdrawals & deaths                                    (0.349)       (0.439)     (1.095)     (0.713)     (0.727)
                                                    ----------    ----------   ---------   ---------   ---------
Net cash flows                                           0.056        (0.056)      0.113       0.985       1.158
Policyholder assessments                                                                      (0.795)     (0.893)
Invest inc & change in market value                      0.183         0.225       0.551       0.849       0.364
Acq(sale) of new business/companies                                                5.542      (0.065)
                                                    ----------    ----------   ---------   ---------   ---------
Total Segment-End of Year                                2.869         3.038       9.243      10.217      10.847
                                                    ==========    ==========   =========   =========   ========

----------------------------------------------------------------------------------------------------------------

Life Insurance Segment
Annuity Account Values
Unaudited [Billions of Dollars]

                                                          1996          1997        1998        1999       2000
                                                    ----------    ----------   ---------   ---------   --------
First Penn-Pacific Fixed Annuities
----------------------------------
Beg of Year                                              4.177         4.148       3.879       3.626       3.446

Deposits                                                 0.164         0.076       0.187       0.291       0.171
Withdrawals (incl charges) & deaths                     (0.416)       (0.557)     (0.635)     (0.653)     (0.754)
                                                    ----------    ----------   ---------   ---------   ---------
Net cash flows                                          (0.252)       (0.481)     (0.448)     (0.362)     (0.583)
Interest credited                                        0.223         0.213       0.194       0.182       0.171
                                                    ----------    ----------   ---------   ---------   ---------
Fixed Annuities-Gross                                    4.148         3.879       3.626       3.446       3.033
Reinsurance Ceded                                       (1.816)       (1.757)     (1.606)     (1.419)     (1.173)
                                                    ----------    ----------   ---------   ---------   ---------
End of Year (Net of Ceded)                               2.332         2.123       2.020       2.027       1.860
                                                    ==========    ==========   =========   =========   ========

(1) Includes fixed investment option of VUL products.






Life Insurance Segment
Life Insurance Account Values
Unaudited [Billions of Dollars]

For the Quarter Ended        Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec
                            1998     1998     1998     1998     1999     1999     1999     1999     2000     2000     2000     2000
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Lincoln Life
-------------
Universal Life - Beg of
Quarter                    1.557    2.984    3.015    3.089    5.169    5.258    5.295    5.352    5.457    5.521    5.557    5.633

Deposits                   0.096    0.115    0.097    0.223    0.195    0.200    0.199    0.271    0.216    0.182    0.192    0.232
Withdrawals & deaths      (0.152)  (0.130)  (0.066)  (0.238)  (0.052)  (0.134)  (0.094)  (0.111)  (0.099)  (0.095)  (0.065)  (0.094)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net cash flows            (0.056)  (0.015)   0.031   (0.015)   0.143    0.066    0.105    0.160    0.118    0.087    0.127    0.138
Policyholder assessments                                      (0.117)  (0.119)  (0.122)  (0.130)  (0.130)  (0.128)  (0.130)  (0.134)
Interest credited          0.046    0.046    0.043    0.153    0.063    0.090    0.074    0.076    0.076    0.077    0.078    0.079
Acq of new business/
companies                  1.437   (0.000)            1.941                      0.000
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Universal Life - End of
Quarter (1)                2.984    3.015    3.089    5.169    5.258    5.295    5.352    5.457    5.521    5.557    5.633    5.716
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Variable Universal
Life - Beg of Quarter      0.480    0.576    0.608    0.561    1.200    1.177    1.298    1.285    1.605    1.771    1.764    1.812

Deposits                   0.028    0.035    0.035    0.095    0.077    0.068    0.074    0.107    0.112    0.128    0.123    0.245
Withdrawals & deaths      (0.012)  (0.013)  (0.013)  (0.063)  (0.011)  (0.013)  (0.049)  (0.025)  (0.019)  (0.028)  (0.037)  (0.048)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net cash flows             0.017    0.022    0.022    0.032    0.066    0.055    0.025    0.082    0.093    0.100    0.085    0.197
Policyholder assessments                                      (0.020)  (0.020)  (0.020)  (0.024)  (0.032)  (0.033)  (0.036)  (0.041)
Invest inc & chg in mkt
value                      0.061    0.010   (0.069)   0.103    0.040    0.087   (0.018)   0.262    0.105   (0.074)  (0.001)  (0.160)
Acq of new business/
transfers between segments 0.018                      0.504   (0.110)            0.000    0.000
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Variable Universal Life -
End of Quarter             0.576    0.608    0.561    1.200    1.177    1.298    1.285    1.605    1.771    1.764    1.812    1.808
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Interest Sensitive Whole
Life - Beg of Quarter               1.695    1.730    1.729    1.784    1.865    1.895    1.922    1.963    1.970    1.993    2.026

Deposits                   0.065    0.073    0.086    0.116    0.083    0.073    0.086    0.113    0.060    0.071    0.079    0.113
Withdrawals & deaths      (0.033)  (0.060)  (0.116)  (0.085)  (0.039)  (0.030)  (0.044)  (0.050)  (0.042)  (0.037)  (0.033)  (0.056)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net cash flows             0.032    0.013   (0.030)   0.031    0.044    0.044    0.043    0.062    0.018    0.034    0.045    0.057
Policyholder assessments                                      (0.039)  (0.039)  (0.042)  (0.048)  (0.039)  (0.040)  (0.040)  (0.050)
Interest credited          0.021    0.022    0.029    0.024    0.030    0.025    0.027    0.026    0.028    0.028    0.027    0.029
Acq of new business/
companies                  1.642                               0.045
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Int Sensitive Whole
Life - End of Quarter      1.695    1.730    1.729    1.784    1.865    1.895    1.922    1.963    1.970    1.993    2.026    2.062
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Lincoln Life - Beg
of Quarter                 2.037    5.255    5.353    5.379    8.153    8.299    8.488    8.558    9.025    9.262    9.314    9.471

Deposits                   0.189    0.223    0.217    0.434    0.355    0.341    0.359    0.491    0.388    0.381    0.394    0.590
Withdrawals & deaths      (0.197)  (0.203)  (0.195)  (0.386)  (0.102)  (0.177)  (0.187)  (0.186)  (0.160)  (0.160)  (0.136)  (0.198)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net cash flows            (0.007)   0.020    0.023    0.049    0.253    0.164    0.172    0.305    0.229    0.221    0.258    0.392
Policyholder assessments                                      (0.175)  (0.178)  (0.184)  (0.202)  (0.200)  (0.200)  (0.206)  (0.225)
Invest inc & chg in mkt
value                      0.129    0.078    0.004    0.280    0.133    0.202    0.083    0.364    0.209    0.031    0.105   (0.052)
Acq of new business/
transfers between segments 3.097   (0.000)            2.445   (0.065)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Lincoln Life -
End of Quarter             5.255    5.353    5.379    8.153    8.299    8.488    8.558    9.025    9.262    9.314    9.471    9.586
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
VUL Under Agree - included
above                      0.027    0.040    0.044    0.631    0.699    0.770    0.681    0.704    0.743    0.707    0.698    0.609

-----------------------------------------------------------------------------------------------------------------------------------

First Penn-Pacific (FPP)
------------------------
Universal Life - Beg of
Quarter                    1.001    1.021    1.041    1.064    1.090    1.117    1.140    1.167    1.192    1.208    1.224    1.246

Deposits                   0.031    0.036    0.037    0.040    0.039    0.038    0.040    0.035    0.035    0.030    0.034    0.032
Withdrawals & deaths      (0.025)  (0.031)  (0.030)  (0.030)  (0.015)  (0.018)  (0.015)  (0.013)  (0.022)  (0.016)  (0.015)  (0.020)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net cash flows             0.005    0.005    0.007    0.011    0.024    0.021    0.025    0.022    0.013    0.014    0.019    0.012
Policyholder assessments                                      (0.014)  (0.014)  (0.014)  (0.014)  (0.015)  (0.015)  (0.015)  (0.016)
Interest credited          0.015    0.015    0.015    0.016    0.016    0.016    0.017    0.017    0.018    0.018    0.018    0.018
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
FPP Universal Life - End
of Quarter                 1.021    1.041    1.064    1.090    1.117    1.140    1.167    1.192    1.208    1.224    1.246    1.260
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

---------------------------------------------------------------------------------------------------------------------------------

Total Segment - Life
--------------------
Insurance Account Values
------------------------
Beg of Quarter           3.038    6.276    6.394    6.443    9.243    9.416    9.628    9.726   10.217   10.470   10.538   10.716

Deposits                 0.220    0.259    0.254    0.475    0.394    0.379    0.399    0.526    0.424    0.411    0.428    0.622
Withdrawals & deaths    (0.222)  (0.233)  (0.224)  (0.415)  (0.117)  (0.195)  (0.202)  (0.199)  (0.182)  (0.176)  (0.151)  (0.218)
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net cash flows          (0.002)   0.025    0.030    0.060    0.277    0.185    0.197    0.327    0.242    0.235    0.277    0.404
Policyholder assessments                                    (0.189)  (0.192)  (0.198)  (0.216)  (0.215)  (0.216)  (0.221)  (0.241)
Invest inc & change in
market value             0.143    0.093    0.019    0.295    0.149    0.219    0.100    0.381    0.227    0.048    0.123   (0.033)
Acq(sale) of new
business/companies       3.097   (0.000)   0.000    2.445   (0.065)   0.000    0.000    0.000    0.000    0.000    0.000    0.000
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Segment - End of
Quarter                  6.276    6.394    6.443    9.243    9.416    9.628    9.726   10.217   10.470   10.538   10.716   10.847
                        ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

---------------------------------------------------------------------------------------------------------------------------------

Life Insurance Segment
Annuity Account Values
Unaudited [Billions of Dollars]

For the Quarter Ended        Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec
                            1998     1998     1998     1998     1999     1999     1999     1999     2000     2000     2000     2000
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
First Penn-Pacific
------------------
Fixed Annuities
---------------
Beg of Quarter             3.879    3.814    3.736    3.667    3.626    3.594    3.553    3.493    3.446    3.367    3.246    3.148

Deposits                   0.031    0.051    0.046    0.059    0.061    0.079    0.074    0.077    0.059    0.048    0.041    0.023
Withdrawals (incl charges)
& deaths                  (0.147)  (0.177)  (0.163)  (0.148)  (0.138)  (0.166)  (0.179)  (0.170)  (0.182)  (0.212)  (0.182)  (0.178)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net cash flows            (0.116)  (0.127)  (0.117)  (0.088)  (0.078)  (0.087)  (0.105)  (0.092)  (0.124)  (0.165)  (0.140)  (0.155)
Interest credited          0.050    0.049    0.048    0.047    0.046    0.046    0.046    0.045    0.044    0.044    0.042    0.041
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Fixed Annuities - Gross    3.814    3.736    3.667    3.626    3.594    3.553    3.493    3.446    3.367    3.246    3.148    3.033
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Reinsurance Ceded         (1.727)  (1.687)  (1.647)  (1.606)  (1.569)  (1.524)  (1.473)  (1.419)  (1.363)  (1.291)  (1.230)  (1.173)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
End of Quarter (Net of
Ceded)                     2.086    2.049    2.020    2.020    2.025    2.029    2.021    2.027    2.004    1.955    1.918    1.860
                          ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

(1) Includes fixed investment option of VUL products.




Annuities Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]

                                                        Dec         Dec         Dec         Dec         Dec
For the Year Ended December 31                         1996        1997        1998        1999        2000
                                                     ------      ------      ------      ------      ------
Operating Revenue
Premiums                                               69.1        83.1        53.3        64.9        64.2
Surrender charges                                      22.1        26.5        30.4        35.0        38.4
Expense assessments                                   277.1       366.9       459.8       536.2       628.3
Other revenue and fees                                  0.5         0.1         1.1         8.4         9.7
Net investment income                                1204.7      1305.8      1349.8      1325.4      1247.1
                                                     ------      ------      ------      ------      ------
Operating Revenue                                    1573.7      1782.5      1894.3      1969.8      1987.7
                                                     ------      ------      ------      ------      ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                              269.3       291.2       270.9       258.6       254.5
Interest credited to policy bal.                      783.8       856.8       848.4       819.9       761.5
Underwriting, acquisition,
insurance and other expenses                          317.7       390.8       478.3       529.0       553.0
Goodwill amortization                                   0.0         0.0         2.2         2.0        (0.6)
                                                     ------      ------      ------      ------      ------
Total Benefits & Expenses                            1370.8      1538.9      1599.9      1609.5      1568.4
                                                     ------      ------      ------      ------      ------

Income from Operations Before Tax                     202.8       243.7       294.4       360.3       419.3

Federal income taxes                                   47.0        42.9        50.6        74.4        74.4

                                                     ------      ------      ------      ------      ------
Income from Operations                                155.8       200.7       243.8       285.8       344.9

Realized gain on investments                           23.8        33.3        11.9        (7.4)       (2.5)
Restructuring charges                                                                       0.0         0.0
                                                     ------      ------      ------      ------      ------
Net Income                                            179.6       234.0       255.6       278.4       342.4
                                                     ======      ======      ======      ======      ======

Effective tax rate                                    23.2%       17.6%       17.2%       20.7%       17.7%

Operating Revenue                                    1573.7      1782.5      1894.3      1969.8      1987.7
Realized gains on investments                          36.5        52.6        18.3       (11.4)       (3.8)
                                                     ------      ------      ------      ------      ------
Total Revenue                                        1610.2      1835.1      1912.6      1958.4      1983.9
                                                     ======      ======      ======      ======      ======

Average capital                                      1086.1      1139.8      1397.4      1352.7      1435.7
Return on average capital                             14.3%       17.6%       17.4%       21.1%       24.0%





Annuities Segment
Income Statements & Operational Data
Unaudited [Millions of Dollars]
                                  Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec
                                 1998    1998    1998    1998    1999    1999    1999    1999    2000    2000    2000    2000
                              ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Operating Revenue
Premiums                         14.5    11.9    10.6    16.3    14.9    15.9    13.1    21.0    13.3    16.7    18.0    16.2
Surrender charges                 8.0     7.8     7.5     7.1     7.9     8.6     9.4     9.1    10.2    10.3     9.5     8.4
Expense assessments             112.3   119.3   115.6   112.6   119.8   133.3   142.6   140.5   155.0   155.7   163.3   154.2
Other revenue and fees           (0.0)    0.1    (0.1)    1.1     2.6     1.9    (2.5)    6.3     2.1     0.9     4.4     2.3
Net investment income           341.0   338.7   334.5   335.6   336.5   332.6   327.5   328.8   325.8   309.8   312.1   299.4
                               ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Operating Revenue               475.8   477.6   468.2   472.7   481.7   492.4   490.0   505.7   506.4   493.5   507.3   480.5
                               ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------

Benefits and Expenses
Benefits paid or provided:
Benefits                         66.3    68.6    67.2    68.8    61.9    64.6    55.0    77.2    61.6    65.7    68.3    59.0
Interest credited to policy
balances                        221.8   209.8   209.3   207.4   202.3   206.7   204.0   206.9   201.6   192.7   179.2   188.0
Underwriting, acquisition,
insurance and other expenses    112.6   121.4   120.5   123.9   130.4   133.0   138.0   127.6   138.4   134.7   141.7   138.1
Goodwill amortization             2.2    (1.7)    0.5     1.1     0.5     0.4     0.6     0.5    (1.5)    0.3     0.3     0.3
                               ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Total Benefits & Expenses       403.0   398.2   397.5   401.3   395.1   404.7   397.6   412.2   400.1   393.3   389.6   385.5
                               ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------

Income from Operations
Before Tax                       72.8    79.5    70.7    71.4    86.6    87.7    92.4    93.5   106.3   100.1   117.8    95.0

Federal income taxes             11.4    15.8    11.0    12.4    15.5    15.4    21.3    22.2    21.3    19.8    19.3    14.0
                               ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Income from Operations           61.4    63.7    59.7    59.0    71.1    72.4    71.1    71.3    85.0    80.4    98.5    81.1

Realized gain on investments      5.7    11.5    (7.3)    1.9     2.5    (0.0)   (6.8)   (3.1)    3.1     0.1    (8.6)    2.9
                               ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Net Income                       67.1    75.2    52.4    60.9    73.6    72.3    64.3    68.1    88.1    80.5    89.9    83.9
                               ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======

Effective tax rate              15.7%   19.9%   15.5%   17.4%   17.9%   17.5%   23.1%   23.8%   20.1%   19.7%   16.4%   14.7%

Operating Revenue               475.8   477.6   468.2   472.7   481.7   492.4   490.0   505.7   506.4   493.5   507.3   480.5
Realized gains on investments    10.4    16.2   (11.2)    2.9     3.9    (0.0)  (10.5)   (4.8)    4.7     0.2   (13.2)    4.4
                               ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Total Revenue                   486.1   493.8   457.0   475.7   485.6   492.3   479.5   500.9   511.1   493.7   494.1   484.9
                               ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======

Average capital                1379.1  1394.5  1491.6  1324.5  1397.4  1379.9  1281.9  1351.5  1319.7  1466.0  1454.0  1502.9
Return on average capital       17.8%   18.3%   16.0%   17.8%   20.4%   21.0%   22.2%   21.1%   25.8%   21.9%   27.1%   21.6%




Annuities Segment
Annuity Account Values
Unaudited [Billions of Dollars]

                                                         1996        1997        1998        1999        2000
                                                       ------      ------      ------      ------      ------
Fixed Annuities-Beg of Year                            10.468      13.486      13.335      14.485      14.764

Gross Deposits                                          1.689       1.556       1.265       2.271       1.903
Withdrawals (incl charges) & deaths                    (1.500)     (1.663)     (1.833)     (1.867)     (2.529)
                                                       ------      ------      ------      ------      ------
Net cash flows                                          0.189      (0.107)     (0.568)      0.404      (0.626)
Transfer from (to) var annuities                       (0.688)     (1.336)     (0.356)     (0.783)     (1.329)
Interest credited                                       0.648       0.765       0.800       0.658       0.773
Acq of new business/companies                           2.869       0.527       1.274
                                                       ------      ------      ------      ------      ------
Fixed Annuities-End of Year                            13.486      13.335      14.485      14.764      13.582
                                                       ------      ------      ------      ------      ------

Fixed Annuities Incremental Deposits *                  1.246       1.336       1.078       2.019       1.747


Variable Annuities-Beg of Year                         15.673      20.383      27.346      33.358      41.493

Gross Deposits                                          2.746       2.695       2.791       2.553       3.165
Withdrawals (incl charges) & deaths                    (1.454)     (2.038)     (3.019)     (3.760)     (4.830)
                                                       ------      ------      ------      ------      ------
Net cash flows                                          1.292       0.657      (0.228)     (1.207)     (1.665)
Transfer from (to) fixed annuities                      0.689       1.335       0.389       0.787       1.320
Invest inc & change in mkt value                        2.729       4.971       5.414       8.555      (1.721)
Acq(sale) of new business/companies                                             0.437
                                                       ------      ------      ------      ------      ------
Var Annuities-End of Year                              20.383      27.346      33.358      41.493      39.427
                                                       ------      ------      ------      ------      ------

Variable Annuities Incremental Deposits *               2.626       2.585       2.641       2.409       2.667


Total Annuities -Beg of Year                           26.141      33.869      40.681      47.843      56.257

Gross Deposits                                          4.434       4.251       4.056       4.825       5.068
Withdrawals (incl charges) & deaths                    (2.953)     (3.701)     (4.852)     (5.628)     (7.359)
                                                       ------      ------      ------      ------      ------
Net cash flows                                          1.481       0.550      (0.796)     (0.803)     (2.291)
Transfers                                               0.001      (0.001)      0.033       0.004      (0.009)
Interest credited & change in mkt value                 3.377       5.736       6.214       9.213      (0.948)
Acq of new business/companies                           2.869       0.527       1.711
                                                       ------      ------      ------      ------      ------
Total Annuities-End of Year                            33.869      40.681      47.843      56.257      53.009
                                                       ======      ======      ======      ======      ======

Total Annuities Incremental Deposits *                  3.872       3.921       3.719       4.428       4.414

Var Ann Under Agree - Included above                                            0.649       0.719       0.941


-----------------------------------------------------------------------------------------------------------------

Annuities Segment
Life Insurance Account Values
Unaudited [Billions of Dollars]

                                                         1996        1997        1998        1999        2000
                                                       ------      ------      ------      ------      ------
Variable Life-Beg of Year                                                                               0.155
Deposits                                                                                    0.017       0.014
Withdrawals (including charges) & deaths                                                   (0.006)     (0.008)
                                                       ------      ------      ------      ------      ------
Net cash flows (including charges)                                                          0.011       0.006
Invest inc & chg in mkt value                                                               0.034      (0.001)
Acq of new business/transfers between segments                                              0.110
                                                       ------      ------      ------      ------      ------
Variable Life-End of Year                                                                   0.155       0.160
                                                       ======      ======      ======      ======      ======

*  Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.







Annuities Segment
Annuity Account Values
Unaudited [Billions of Dollars]

                                                Mar          Jun          Sep          Dec          Mar          Jun
                                               1998         1998         1998         1998         1999         1999
                                             ------       ------       ------       ------       ------       ------
Fixed Annuities - Beg of Quarter             13.335       14.492       14.365       14.456       14.485       14.631

Gross Deposits                                0.333        0.357        0.299        0.276        0.428        0.575
Withdrawals (incl charges) & deaths          (0.425)      (0.532)      (0.415)      (0.461)      (0.440)      (0.427)
                                             ------       ------       ------       ------       ------       ------
Net cash flows                               (0.092)      (0.175)      (0.116)      (0.185)      (0.012)       0.148
Transfer from (to) var annuities             (0.223)      (0.153)       0.009        0.011       (0.034)      (0.211)
Interest credited                             0.201        0.199        0.198        0.202        0.192        0.182
Acq of new business/companies                 1.271        0.002                     0.001
                                             ------       ------       ------       ------       ------       ------
Fixed Annuities - End of Quarter             14.492       14.365       14.456       14.485       14.631       14.750
                                             ------       ------       ------       ------       ------       ------
Fixed Annuities Incremental Deposits *        0.282        0.298        0.253        0.245        0.401        0.543


Variable Annuities - Beg of Quarter          27.346       32.933       33.458       29.476       33.358       34.148

Gross Deposits                                0.701        0.810        0.647        0.633        0.635        0.651
Withdrawals (incl charges) & deaths          (0.694)      (0.760)      (0.764)      (0.801)      (0.827)      (0.912)
                                             ------       ------       ------       ------       ------       ------
Net cash flows                                0.007        0.050       (0.117)      (0.168)      (0.192)      (0.261)
Transfer from (to) fixed annuities            0.226        0.151       (0.016)       0.028        0.034        0.213
Invest inc & change in mkt value              3.534        0.324       (3.849)       5.405        0.948        3.133
Acq(sale) of new business/companies           1.820                                 (1.383)
                                             ------       ------       ------       ------       ------       ------
Var Annuities - End of Quarter               32.933       33.458       29.476       33.358       34.148       37.233
                                             ------       ------       ------       ------       ------       ------
Variable Annuities Incremental Deposits       0.673        0.768        0.615        0.585        0.606        0.622


Total Annuities - Beg of Quarter             40.681       47.425       47.823       43.932       47.843       48.779

Gross Deposits                                1.034        1.167        0.946        0.909        1.064        1.226
Withdrawals (incl charges) & deaths          (1.119)      (1.292)      (1.179)      (1.262)      (1.268)      (1.339)
                                             ------       ------       ------       ------       ------       ------
Net cash flows                               (0.085)      (0.125)      (0.233)      (0.353)      (0.204)      (0.113)
Transfers                                     0.003       (0.002)      (0.007)       0.039                     0.002
Interest credited & change in mkt value       3.735        0.523       (3.651)       5.607        1.140        3.315
Acq of new business/companies                 3.091        0.002                    (1.382)
                                             ------       ------       ------       ------       ------       ------
Total Annuities - End of Quarter             47.425       47.823       43.932       47.843       48.779       51.983
                                             ======       ======       ======       ======       ======       ======
Total Annuities Incremental Deposits *        0.955        1.066        0.868        0.830        1.007        1.165

Var Ann Under Agree - Included above          2.033        2.116        1.836        0.649        0.651        0.685




Annuities Segment
Annuity Account Values
Unaudited [Billions of Dollars]
(continued)


                                                Sep          Dec          Mar          Jun          Sep          Dec
                                               1999         1999         2000         2000         2000         2000
                                             ------       ------       ------       ------       ------       ------
Fixed Annuities - Beg of Quarter             14.750       14.913       14.764       14.248       13.954       13.782

Gross Deposits                                0.604        0.664        0.530        0.442        0.472        0.459
Withdrawals (incl charges) & deaths          (0.388)      (0.612)      (0.693)      (0.584)      (0.620)      (0.632)
                                             ------       ------       ------       ------       ------       ------
Net cash flows                                0.216        0.052       (0.163)      (0.142)      (0.148)      (0.173)
Transfer from (to) var annuities             (0.238)      (0.300)      (0.550)      (0.346)      (0.217)      (0.216)
Interest credited                             0.185        0.099        0.197        0.194        0.193        0.189
Acq of new business/companies
                                             ------       ------       ------       ------       ------       ------
Fixed Annuities-End of Quarter               14.913       14.764       14.248       13.954       13.782       13.582
                                             ------       ------       ------       ------       ------       ------
Fixed Annuities Incremental Deposits *        0.570        0.505        0.501        0.399        0.423        0.424


Variable Annuities - Beg of Quarter          37.233       35.613       41.493       44.640       43.097       42.743

Gross Deposits                                0.634        0.634        0.797        0.793        0.729        0.846
Withdrawals (incl charges) & deaths          (0.938)      (1.084)      (1.210)      (1.168)      (1.253)      (1.199)
                                             ------       ------       ------       ------       ------       ------
Net cash flows                               (0.304)      (0.450)      (0.413)      (0.375)      (0.524)      (0.353)
Transfer from (to) fixed annuities            0.237        0.303        0.549        0.343        0.216        0.212
Invest inc & change in mkt value             (1.553)       6.027        3.011       (1.511)      (0.046)      (3.175)
Acq(sale) of new business/companies
                                             ------       ------       ------       ------       ------       ------
Var Annuities - End of Quarter               35.613       41.493       44.640       43.097       42.743       39.427
                                             ------       ------       ------       ------       ------       ------
Variable Annuities Incremental Deposits       0.589        0.592        0.732        0.699        0.586        0.650


Total Annuities - Beg of Quarter             51.983       50.526       56.257       58.888       57.051       56.525

Gross Deposits                                1.238        1.298        1.327        1.235        1.201        1.305
Withdrawals (incl charges) & deaths          (1.326)      (1.696)      (1.903)      (1.752)      (1.873)      (1.831)
                                             ------       ------       ------       ------       ------       ------
Net cash flows                               (0.088)      (0.398)      (0.576)      (0.517)      (0.672)      (0.526)
Transfers                                    (0.001)       0.003       (0.001)      (0.003)      (0.001)      (0.004)
Interest credited & change in mkt value      (1.368)       6.126        3.208       (1.317)       0.147       (2.986)
Acq of new business/companies
                                             ------       ------       ------       ------       ------       ------
Total Annuities - End of Quarter             50.526       56.257       58.888       57.051       56.525       53.009
                                             ======       ======       ======       ======       ======       ======
Total Annuities Incremental Deposits *        1.159        1.097        1.233        1.098        1.009        1.074

Var Ann Under Agree - Included above          0.639        0.719        0.866        0.868        0.962        0.941




---------------------------------------------------------------------------------------------------------------------

Annuities Segment
Life Insurance Account Values
Unaudited [Billions of Dollars]

                                                Mar          Jun          Sep          Dec          Mar          Jun
                                               1998         1998         1998         1998         1999         1999
                                             ------       ------       ------       ------       ------       ------

Variable Life - Beg of Quarter

Deposits                                                                                          0.003        0.005
Withdrawals (including charges) & deaths                                                         (0.002)       0.001
                                             ------       ------       ------       ------       ------       ------
Net cash flows (including charges)                                                                0.002        0.005
Invest inc & chg in mkt value                                                                     0.004        0.010
Acq of new business/transfers
between segments                                                                                  0.110
                                             ------       ------       ------       ------       ------       ------
Variable Life-End of Quarter                                                                      0.115        0.130
                                             ======       ======       ======       ======       ======       ======




Annuities Segment
Life Insurance Account Values
Unaudited [Billions of Dollars]
(continued)

                                                Sep          Dec          Mar          Jun          Sep          Dec
                                               1999         1999         2000         2000         2000         2000
                                             ------       ------       ------       ------       ------       ------
Variable Life - Beg of Quarter                0.130        0.128        0.155        0.169        0.165        0.166

Deposits                                      0.004        0.005        0.003        0.003        0.004        0.004
Withdrawals (including charges) & deaths     (0.004)      (0.001)      (0.003)      (0.002)      (0.003)      (0.000)
                                             ------       ------       ------       ------       ------       ------
Net cash flows (including charges)            0.000        0.004        0.000        0.001        0.001        0.004
Invest inc & chg in mkt value                (0.002)       0.022        0.014       (0.004)      (0.001)      (0.010)
Acq of new business/transfers
between segments
                                             ------       ------       ------       ------       ------       ------
Variable Life - End of Quarter                0.128        0.155        0.169        0.165        0.166        0.160
                                             ======       ======       ======       ======       ======       ======

*  Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.




Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31                       1996          1997          1998          1999          2000
                                                ---------     ---------     ---------     ---------     ---------
Operating Revenue
Premiums                                            131.8         145.4         156.6         145.1         148.4
Surrender charges
Mortality assessments                                21.1          25.2          29.3          27.1          31.4
Expense assessments                                 153.4         166.1         153.6         182.3         178.1
Other revenue and fees                                5.1           3.3          11.2          13.8           6.9
Net investment income                                82.0          85.1          87.9          75.3          70.3
Equity earnings in unconsol affiliates
                                                ---------     ---------     ---------     ---------     ---------
Operating Revenue                                   393.3         425.2         438.6         443.6         435.0
                                                ---------     ---------     ---------     ---------     ---------

Benefits and Expenses
Benefits paid or provided:
Benefits                                            133.9         339.6         151.0         306.2         178.5
Underwriting, acquisition,
insurance and other expenses                        157.7         184.5         175.6         223.5         180.0
Goodwill amortization                                 0.0           0.0           6.3           7.0           4.0
                                                ---------     ---------     ---------     ---------     ---------
Total Benefits & Expenses                           291.7         524.1         332.9         536.7         362.6
                                                ---------     ---------     ---------     ---------     ---------

Income from Operations Before Tax                   101.7         (99.0)        105.8         (93.1)         72.4

Federal income taxes                                 35.7           9.3          34.8         (79.2)         11.3
                                                ---------     ---------     ---------     ---------     ---------
Income from Operations                               66.0        (108.3)         70.9         (13.9)         61.0
                                                ---------     ---------     ---------     ---------     ---------

Realized gain on investments                          0.0           1.5           0.8           2.1           2.3
Restructuring charges                                                                          (6.5)        (76.5)
                                                ---------     ---------     ---------     ---------     ---------
Net Income                                           66.0        (106.8)         71.7         (18.2)        (13.2)
                                                =========     =========     =========     =========     =========
Effective tax rate                                  35.1%         (9.4%)        32.9%         85.1%         15.7%

Operating Revenue                                   393.3         425.2         438.6         443.6         435.0
Realized gains on investments                        (0.2)          2.1           1.1           3.0           3.2
                                                ---------     ---------     ---------     ---------     ---------
Total Revenue                                       393.2         427.3         439.7         446.6         438.2
                                                =========     =========     =========     =========     =========
Average capital                                     601.1         618.1         517.7         551.2         488.2
Return on average capital                           11.0%        (17.5%)        13.7%         (2.5%)        12.5%

-----------------------------------------------------------------------------------------------------------------

Unit Linked Assets - Beg of Year                    4.307         5.074         5.643         6.265         7.220

Deposits                                            0.446         0.569         0.473         0.537         0.554
Withdrawals (incl. chgs) & Deaths                  (0.420)       (0.503)       (0.547)       (0.566)       (0.644)
                                                ---------     ---------     ---------     ---------     ---------
Net Cash Flows                                      0.026         0.066        (0.074)       (0.029)       (0.090)
Inv Inc & Chg in Mkt Val                            0.269         0.682         0.662         1.154        (0.154)
Acq of new business/companies                       0.000         0.000         0.000         0.000         0.000
Foreign currency adjustment                         0.472        (0.179)        0.035        (0.170)       (0.536)
                                                ---------     ---------     ---------     ---------     ---------
Unit Linked Assets - End of Year                    5.074         5.643         6.265         7.220         6.441
                                                =========     =========     =========     =========     =========

Net Initial Commision Values *(Millions)           47.308        55.416        54.924        51.388        32.602

Individual Life Sales (Billions)                    2.704         1.983         2.154         2.274         1.719

Individual Life In-force (Billions)                23.835        25.026        25.002        25.698        24.290

Exchange Rate - Dollars to Pounds
For the Year                                        1.567         1.644         1.658         1.617         1.518
End of Year                                         1.713         1.651         1.660         1.615         1.493

Claims Paying Rating - S & P**                                        A             A           BBB          BBB-

 *Net Initial Commission Value is a measure used by Lincoln UK to measure sales progress and future profitability.

**Prior to the fourth quarter of 1998 the Lincoln UK rating was based on its affiliation with Lincoln National
  Corporation.

  Subsequent to the fourth quarter of 1998 the rating, provided by S&P reflects Lincoln UK's rating on a stand alone basis.



Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                    Mar       Jun       Sep       Dec       Mar       Jun
                                                         1998      1998      1998      1998      1999      1999
                                                        ------    ------    ------    ------    ------    ------
Operating Revenue
Premiums                                                  36.9      33.7      33.7      52.3      43.9      29.0
Surrender charges
Mortality assessments                                      6.3       8.1       7.3       7.6       6.7       7.7
Expense assessments                                       36.9      54.0      39.0      23.7      43.9      51.9
Other revenue and fees                                     1.4       7.0       1.2       1.6       2.9       3.5
Net investment income                                     21.6      21.3      21.4      23.6      21.7      19.6
Equity earnings in unconsol affiliates
                                                        ------    ------    ------    ------    ------    ------
Operating Revenue                                        103.2     124.1     102.6     108.7     119.2     111.8
                                                        ------    ------    ------    ------    ------    ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                                  32.9      36.1      36.3      45.7      35.7      31.5
Underwriting, acquisition,
insurance and other expenses                              43.0      55.0      44.1      33.6      55.3      55.2
Goodwill amortization                                      0.8       1.2       0.6       3.7       1.2       1.2
                                                        ------    ------    ------    ------    ------    ------
Total Benefits & Expenses                                 76.7      92.3      80.9      83.0      92.2      87.9
                                                        ------    ------    ------    ------    ------    ------

Income from Operations Before Tax                         26.5      31.8      21.7      25.7      27.0      23.9

Federal income taxes                                       9.4      14.6       4.0       6.9       8.9       4.9

                                                        ------    ------    ------    ------    ------    ------
Income from Operations                                    17.2      17.2      17.7      18.8      18.1      19.0

Realized gain on investments                               0.2       0.1       0.1       0.4      (0.0)      1.0
Restructuring charges
                                                        ------    ------    ------    ------    ------    ------
Net Income                                                17.4      17.4      17.8      19.2      18.0      20.0
                                                        ======    ======    ======    ======    ======    ======

Effective tax rate                                       35.3%     45.8%     18.4%     27.0%     33.0%     20.4%

Operating Revenue                                        103.2     124.1     102.6     108.7     119.2     111.8
Realized gains on investments                              0.3       0.1       0.2       0.5      (0.1)      1.4
                                                        ------    ------    ------    ------    ------    ------
Total Revenue                                            103.5     124.2     102.8     109.2     119.1     113.1
                                                        ======    ======    ======    ======    ======    ======

Average capital                                          503.4     511.2     522.6     533.8     519.2     526.9
Return on average capital                                13.7%     13.5%     13.6%     14.1%     13.9%     14.4%

----------------------------------------------------------------------------------------------------------------

Unit Linked Assets
Balance - Beg of Quarter (Billions)                      5.643     6.297     6.310     5.711     6.265     6.348

Deposits                                                 0.122     0.100     0.115     0.136     0.131     0.119
Withdrawals (incl. chgs) & Deaths                       (0.140)   (0.136)   (0.133)   (0.139)   (0.136)   (0.137)
                                                        ------    ------    ------    ------    ------    ------
Net Cash Flows                                          (0.018)   (0.035)   (0.018)   (0.003)   (0.005)   (0.017)
Inv Inc & Chg in Mkt Val                                 0.592     0.061    (0.687)    0.696     0.271     0.314
Acq of new business/companies                            0.000     0.000     0.000     0.000     0.000     0.000
Foreign currency adjustment                              0.080    (0.013)    0.107    (0.139)   (0.184)   (0.141)
                                                        ------    ------    ------    ------    ------    ------
Unit Linked Assets - End of Quarter                      6.297     6.310     5.711     6.265     6.348     6.503
                                                        ======    ======    ======    ======    ======    ======

Net Initial Commision Values *(Millions)                13.964    13.273    13.177    14.510    11.967    12.407

Individual Life Sales (Billions)                         0.489     0.510     0.555     0.600     0.485     0.555

Individual Life In-force (Billions)                     25.536    25.838    25.612    25.002    25.246    25.107

Exchange Rate - Dollars to Pounds
For the Quarter                                          1.646     1.658     1.666     1.661     1.631     1.602
End of Quarter                                           1.671     1.668     1.700     1.660     1.612     1.577

Claims Paying Rating - S & P**                               A         A         A         A       BBB       BBB



Lincoln UK
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended                                    Sep       Dec       Mar       Jun       Sep       Dec
                                                         1999      1999      2000      2000      2000      2000
                                                        ------    ------    ------    ------    ------    ------
Operating Revenue
Premiums                                                  33.5      38.7      39.0      36.3      32.5      40.5
Surrender charges
Mortality assessments                                      7.7       5.0       6.3       8.0       9.6       7.5
Expense assessments                                       49.3      37.2      46.5      44.3      52.6      34.6
Other revenue and fees                                     3.6       3.8       2.4       1.3       2.0       1.3
Net investment income                                     16.2      17.7      18.9      18.5      16.1      16.7
Equity earnings in unconsol affiliates
                                                        ------    ------    ------    ------    ------    ------
Operating Revenue                                        110.3     102.4     113.2     108.4     112.8     100.6
                                                        ------    ------    ------    ------    ------    ------

Benefits and Expenses
Benefits paid or provided:
Benefits                                                  27.2     211.8      35.0      37.4      51.9      54.2
Underwriting, acquisition,
insurance and other expenses                              61.6      51.4      56.4      43.5      45.2      34.9
Goodwill amortization                                      1.2       3.3       1.3       1.3       1.2       0.2
                                                        ------    ------    ------    ------    ------    ------
Total Benefits & Expenses                                 90.1     266.6      92.8      82.2      98.3      89.3
                                                        ------    ------    ------    ------    ------    ------

Income from Operations Before Tax                         20.2    (164.2)     20.4      26.2      14.5      11.3

Federal income taxes                                       4.0     (97.1)      4.7       6.9       3.9      (4.2)

                                                        ------    ------    ------    ------    ------    ------
Income from Operations                                    16.2     (67.1)     15.7      19.3      10.6      15.5

Realized gain on investments                               0.2       1.0      (0.2)     (0.1)     (0.0)      2.6
Restructuring charges                                               (6.5)                        (40.5)    (36.1)
                                                        ------    ------    ------    ------    ------    ------
Net Income                                                16.4     (72.6)     15.5      19.1     (29.9)    (17.9)
                                                        ======    ======    ======    ======    ======    ======

Effective tax rate                                       20.0%     59.1%     22.9%     26.4%     27.2%    -37.1%

Operating Revenue                                        110.3     102.4     113.2     108.4     112.8     100.6
Realized gains on investments                              0.3       1.4      (0.4)     (0.2)     (0.0)      3.8
                                                        ------    ------    ------    ------    ------    ------
Total Revenue                                            110.5     103.8     112.8     108.2     112.8     104.3
                                                        ======    ======    ======    ======    ======    ======

Average capital                                          573.5     585.0     516.4     500.8     486.5     448.9
Return on average capital                                 11.3%    (45.9%)    12.2%     15.4%      8.7%     13.8%

----------------------------------------------------------------------------------------------------------------

Unit Linked Assets
Balance-Beg of Quarter (Billions)                        6.503     6.568     7.220     7.031     6.726     6.499

Deposits                                                 0.130     0.156     0.159     0.134     0.145     0.116
Withdrawals (incl. chgs) & Deaths                       (0.136)   (0.158)   (0.170)   (0.162)   (0.159)   (0.153)
                                                        ------    ------    ------    ------    ------    ------
Net Cash Flows                                          (0.005)   (0.002)   (0.011)   (0.028)   (0.014)   (0.037)
Inv Inc & Chg in Mkt Val                                (0.214)    0.784    (0.077)    0.047    (0.025)   (0.100)
Acq of new business/companies                            0.000     0.000     0.000     0.000     0.000     0.000
Foreign currency adjustment                              0.284    (0.130)   (0.101)   (0.324)   (0.189)    0.078
                                                        ------    ------    ------    ------    ------    ------
Unit Linked Assets - End of Quarter                      6.568     7.220     7.031     6.726     6.499     6.441
                                                        ======    ======    ======    ======    ======    ======

Net Initial Commision Values *(Millions)                13.459    13.556    11.522    10.345     9.472     1.264

Individual Life Sales (Billions)                         0.571     0.663     0.655     0.581     0.434     0.049

Individual Life In-force (Billions)                     26.235    25.698    26.514    25.225    24.535    24.290

Exchange Rate - Dollars to Pounds
For the Quarter                                          1.614     1.625     1.599     1.536     1.482     1.454
End of Quarter                                           1.647     1.615     1.591     1.517     1.475     1.493

Claims Paying Rating - S & P**                             BBB       BBB      BBB-      BBB-      BBB-      BBB-

 *Net Initial Commission Value is a measure used by Lincoln UK to measure sales progress and future profitability.

**Prior to the fourth quarter of 1998 the Lincoln UK rating was based on its affiliation with Lincoln National
  Corporation.

  Subsequent to the fourth quarter of 1998 the rating, provided by S&P reflects Lincoln UK's rating on a stand alone basis.





Reinsurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31                                1996        1997        1998        1999        2000
                                                            ------      ------      ------      ------      ------
Operating Revenue
Life and annuity premiums                                    472.2       466.7       592.0       743.1       968.5
Health premiums                                              775.6       566.1       628.6       692.3       404.6
Surrender charges                                              2.7         3.4         3.3         2.8         3.7
Mortality assessments                                          0.0         0.0         0.7         0.7         0.0
Expense assessments                                            0.0         0.0         0.3         0.3        (0.0)
Other revenue and fees                                        28.7        35.5        39.3        64.6        72.7
Net investment income                                        266.8       290.6       316.2       318.6       321.7
Equity earnings in unconsol affiliates                         0.0         2.1         3.3         5.8         2.1
                                                            ------      ------      ------      ------      ------
Operating Revenue                                           1545.9      1364.3      1583.7      1828.2      1773.3
                                                            ------      ------      ------      ------      ------

Benefits and Expenses
Benefits paid or provided:
Life and annuity policy benefits                             305.7       321.4       452.2       530.6       716.1
Div accum & div to policyholders                               9.3         9.3         7.3         6.9         6.7
Interest credited to policy bal.                              40.3        50.3        44.1        47.3        42.2
Health policy benefits                                       658.6       824.4       556.3       646.5       434.8
Underwriting, acquisition,
insurance and other expenses                                 413.0       387.4       359.5       531.2       379.8
Goodwill amortization                                          0.0         0.0         0.0         0.4         1.8
Interest on notes payable                                      2.9                     0.0         1.0        11.2
                                                            ------      ------      ------      ------      ------
Total Benefits & Expenses                                   1429.7      1592.9      1419.3      1763.9      1592.6
                                                            ------      ------      ------      ------      ------

Income from Operations Before Tax                            116.1      (228.6)      164.4        64.3       180.7

Federal income taxes                                          39.6       (80.2)       57.1        20.8        55.8
                                                            ------      ------      ------      ------      ------

Income from Operations (1)                                    76.5      (148.4)      107.3        43.5       124.9

Realized gain on investments                                  12.0        16.3        (2.6)        3.7        (0.7)
Restructuring charges                                                                             (3.2)        0.7
                                                            ------      ------      ------      ------      ------
Net Income (1)                                                88.5      (132.1)      104.7        44.1       124.9
                                                            ======      ======      ======      ======      ======

Effective tax rate                                           34.1%       35.1%       34.7%       32.3%       30.9%

Operating Revenue                                           1545.9      1364.3      1583.7      1828.2      1773.3
Realized gains on investments                                 18.5        25.2        (3.5)        5.7        (1.0)
                                                            ------      ------      ------      ------      ------
Total Revenue                                               1564.4      1389.5      1580.3      1833.9      1772.3
                                                            ======      ======      ======      ======      ======
------------------------------------------------------------------------------------------------------------------
Revenue by Source
Individual Markets                                           468.1       503.9       633.6       814.1     1,053.4
Group Markets                                                158.7       131.6       130.6       168.0       318.0
Financial Reinsurance                                        531.1       365.2       279.3       344.5       127.3
Other                                                         22.6        29.2        12.2        (0.4)       16.6
                                                            ------      ------      ------      ------      ------
Total Revenue, Excl Exited Businesses                       1180.5      1029.9      1055.7      1326.2      1515.2
Exited Businesses Under Management (2)                       383.9       359.6       524.6       507.7       257.1
                                                            ------      ------      ------      ------      ------
Total Revenue                                               1564.4      1389.5      1580.3      1833.9      1772.3
                                                            ======      ======      ======      ======      ======

Income from Operations by Source
Individual Markets                                            49.8        71.9        83.5        91.9        90.6
Group Markets                                                 10.2         3.3         1.6        (1.6)        7.5
Financial Reinsurance                                         17.5        15.5        17.1        21.7        20.3
Other                                                         (0.3)       (0.3)       (1.0)       (1.4)       (5.2)
                                                            ------      ------      ------      ------      ------
Inc from Oper, Excl Exited Businesses                         77.3        90.5       101.3       110.5       113.2
Exited Businesses Under Management (2)                        (0.8)     (238.8)        6.1       (67.0)       11.7
                                                            ------      ------      ------      ------      ------
Inc from Operations (1)                                       76.5      (148.4)      107.3        43.5       124.9
                                                            ======      ======      ======      ======      ======
Individual Life Sales
[Billions of Dollars]                                         26.6        39.5        78.1       116.8       139.5

Ind Life In-Force                                            130.8       153.1       213.6       306.6       407.4
Group Life In-Force                                           30.1        30.4        36.7        34.2        29.3
                                                            ------      ------      ------      ------      ------
Total Life In-Force                                          160.9       183.5       250.3       340.8       436.7
                                                            ======      ======      ======      ======      ======
[Billions of Dollars]

Ratios [Percentages]
Individual Life Mortality
Actual to Expected Loss Ratio                                 93.0        84.9        87.8        88.9        97.8
Employer Stop Loss-
Loss Ratio                                                    67.6        52.8        77.7        84.3        74.0
Combined Ratio                                                93.3        84.7       108.4       115.0        99.4

Average Capital                                              651.7       788.4       950.3      1053.0      1062.0
Average Capital, Excl Exited Business                        389.6       459.1       486.1       603.1       744.2
Return on Average Capital, Excl Exited Business (3)          19.8%       19.7%       20.8%       18.3%       15.2%

(1) Fourth quarter and full year 1999 income from operations and net income include a charge of $40.4 million for
Lincoln's participation in workers compensation carve-out business.  Fourth quarter and full year 1997 income from operations and net income include a change in estimate for personal accident programs of $113.7 million.  Also the years 1993, 1995 and 1997 include reserve strengthening for the disability income business.
(2) Exited Businesses Under Management include disability income, HMO excess-of-loss, carrier medical, personal accident and Lincoln's investment in Seguros Serfin Lincoln.
(3) LNC manages the relative mixture of debt and equity capital at the consolidated level.  Because consolidated debt is not allocated in arriving at the reported return on capital for LNC's business segments, the return on capital calculation differs from a return on equity calculation.  For this business segment, allocating consolidated leverage would result in a higher return on equity as compared to the return on capital reported above.






Reinsurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]


For the Quarter Ended                           Mar          Jun          Sep          Dec          Mar          Jun
                                               1998         1998         1998         1998         1999         1999
                                             ------       ------       ------       ------       ------       ------
Operating Revenue
Life and annuity premiums                     121.4        124.1        146.4        200.1        172.0        173.1
Health premiums                               141.0        169.6        154.5        163.5        153.3        158.7
Surrender charges                               0.5          0.3          1.6          0.9          1.2          0.4
Mortality assessments                                                                  0.7          0.7          0.1
Expense assessments                                                                    0.3          0.4         (0.0)
Other revenue and fees                          9.4          4.4         13.2         12.3         11.0         13.6
Net investment income                          77.3         78.8         79.4         80.7         80.2         79.8
Equity earnings in unconsol affiliates          1.5          0.7         (0.2)         1.3          1.6          1.1
                                             ------       ------       ------       ------       ------       ------
Operating Revenue                             351.1        378.1        394.8        459.8        420.4        426.7
                                             ------       ------       ------       ------       ------       ------

Benefits and Expenses
Benefits paid or provided:
Life and annuity policy benefits               80.9         87.8         91.1        192.4        124.3        123.0
Div accum & div to policyholders                1.8          1.6          2.3          1.6          1.3          1.5
Interest credited to policy bal.               10.1          7.1         14.6         12.2          8.9         10.9
Health policy benefits                        131.2        156.4        139.7        129.0        143.5        161.7
Underwriting, acquisition,
insurance and other expenses                   84.5         87.9        102.1         85.1         89.0         92.7
Goodwill amortization                           0.0          0.0          0.0          0.0         (0.0)        (0.8)
Interest on notes payable                       0.0                                    0.0          0.0          0.0
                                             ------       ------       ------       ------       ------       ------
Total Benefits & Expenses                     308.4        340.9        349.7        420.3        366.9        389.1
                                             ------       ------       ------       ------       ------       ------

Income from Operations Before Tax              42.7         37.2         45.1         39.5         53.5         37.7

Federal income taxes                           15.0         13.1         15.5         13.5         18.8         13.2
                                             ------       ------       ------       ------       ------       ------

Income from Operations (1)                     27.7         24.1         29.6         26.0         34.6         24.4

Realized gain on investments                    2.8          1.2         (5.1)        (1.4)         0.7          0.3
Restructuring charges
                                             ------       ------       ------       ------       ------       ------
Net Income (1)                                 30.4         25.2         24.5         24.6         35.3         24.7
                                             ======       ======       ======       ======       ======       ======


Effective tax rate                            35.1%        35.3%        34.3%        34.2%        35.3%        35.2%

Operating Revenue                             351.1        378.1        394.8        459.8        420.4        426.7
Realized gains on investments                   4.4          2.5         (8.5)        (1.8)         1.2          0.4
                                             ------       ------       ------       ------       ------       ------
Total Revenue                                 355.4        380.5        386.4        457.9        421.6        427.1
                                             ======       ======       ======       ======       ======       ======

--------------------------------------------------------------------------------------------------------------------




Reinsurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]
(continued)

For the Quarter Ended                           Sep          Dec          Mar          Jun          Sep          Dec
                                               1999         1999         2000         2000         2000         2000
                                             ------       ------       ------       ------       ------       ------
Operating Revenue
Life and annuity premiums                     166.2        231.9        227.4        229.1        238.9        273.2
Health premiums                               148.3        232.0         57.0        142.6        116.5         88.6
Surrender charges                               0.6          0.7          0.6          1.4          0.9          0.8
Mortality assessments                           0.0         (0.2)         0.0          0.0          0.0          0.0
Expense assessments                            (0.0)        (0.2)        (0.0)        (0.0)        (0.0)        (0.0)
Other revenue and fees                          7.5         32.4         16.3         12.6         22.5         21.3
Net investment income                          81.2         77.4         91.4         74.1         78.8         77.4
Equity earnings in unconsol affiliates          1.2          1.8          1.0          0.2          0.2          0.6
                                             ------       ------       ------       ------       ------       ------
Operating Revenue                             405.1        575.9        393.7        460.0        457.8        461.8
                                             ------       ------       ------       ------       ------       ------

Benefits and Expenses
Benefits paid or provided:
Life and annuity policy benefits              108.8        174.5        165.4        173.5        178.0        199.2
Div accum & div to policyholders                1.9          2.2          1.3          1.5          1.8          2.1
Interest credited to policy bal.                6.0         21.5          9.0          8.6         12.8         11.9
Health policy benefits                        187.4        153.9        110.0        117.5        119.0         88.2
Underwriting, acquisition,
insurance and other expenses                   94.9        254.6         59.8        116.9        100.1        102.9
Goodwill amortization                           0.8          0.4          0.4          0.4          0.4          0.4
Interest on notes payable                       0.0          1.0          2.3          2.7          3.0          3.2
                                             ------       ------       ------       ------       ------       ------
Total Benefits & Expenses                     399.7        608.2        348.3        421.1        415.2        407.9
                                             ------       ------       ------       ------       ------       ------

Income from Operations Before Tax               5.4        (32.2)        45.4         38.9         42.5         53.9

Federal income taxes                            2.1        (13.4)        12.6         12.5         13.9         16.8
                                             ------       ------       ------       ------       ------       ------

Income from Operations (1)                      3.3        (18.8)        32.8         26.4         28.7         37.1

Realized gain on investments                    0.3          2.4          1.2         (1.1)        (2.2)         1.4
Restructuring charges                          (3.2)                                                             0.7
                                             ------       ------       ------       ------       ------       ------
Net Income (1)                                  0.4        (16.4)        34.0         25.3         26.5         39.2
                                             ======       ======       ======       ======       ======       ======


Effective tax rate                            38.5%        41.6%        27.7%        32.2%        32.6%        31.2%

Operating Revenue                             405.1        575.9        393.7        460.0        457.8        461.8
Realized gains on investments                   0.4          3.7          1.9         (1.7)        (3.4)         2.2
                                             ------       ------       ------       ------       ------       ------
Total Revenue                                 405.5        579.7        395.5        458.3        454.4        464.1
                                             ======       ======       ======       ======       ======       ======

--------------------------------------------------------------------------------------------------------------------




For the Quarter Ended                           Mar          Jun          Sep          Dec          Mar          Jun
                                               1998         1998         1998         1998         1999         1999
                                             ------       ------       ------       ------       ------       ------
Revenue by Source (Including Investment
Gains/Losses)
Individual Markets                            134.0        131.4        153.8        214.3        187.9        191.4
Group Markets                                  29.3         32.4         35.9         33.0         36.5         37.1
Financial Reinsurance                          72.6         73.3         75.0         58.4         80.6         81.9
Other                                           5.5          3.8          3.3         (0.3)        (1.5)        (0.4)
                                             ------       ------       ------       ------       ------       ------
Total Revenue, Excl Exited Businesses         241.3        241.0        268.0        305.4        303.5        309.9
Exited Businesses Under Management (2)        114.1        139.5        118.4        152.5        118.1        117.2
                                             ------       ------       ------       ------       ------       ------
Total Revenue                                 355.4        380.5        386.4        457.9        421.6        427.1
                                             ======       ======       ======       ======       ======       ======

Income from Operations by Source
Individual Markets                             18.8         15.0         23.2         26.6         25.4         21.3
Group Markets                                   0.6         (0.4)         1.4          0.1          0.9          0.4
Financial Reinsurance                           3.5          3.5          4.7          5.5          7.3          4.7
Other                                          (0.4)        (0.1)        (0.6)         0.2         (0.3)        (0.4)
                                             ------       ------       ------       ------       ------       ------
Inc from Oper, Excl Exited Businesses          22.4         17.9         28.6         32.3         33.3         26.1
Exited Businesses Under Management (2)          5.3          6.2          1.0         (6.4)         1.3         (1.7)
                                             ------       ------       ------       ------       ------       ------
Income from Operations                         27.7         24.1         29.6         26.0         34.6         24.4
                                             ======       ======       ======       ======       ======       ======

Individual Life Sales
[Billions of Dollars]                           9.6         11.8         16.5         40.2         18.5         20.0

Ind Life In-Force                             158.6        166.9        178.3        213.6        225.1        240.0
Group Life In-Force                            31.4         33.1         35.3         36.7         38.3         38.5
                                             ------       ------       ------       ------       ------       ------
Total Life In-Force                           190.0        200.0        213.6        250.3        263.4        278.5
                                             ======       ======       ======       ======       ======       ======
[Billions of Dollars]

Ratios [Percentages]
Individual Life Mortality
Actual to Expected Loss Ratio                  86.0         90.6         78.0         94.3         85.8         88.9
Actual to Expected Loss Ratio-YTD              86.0         88.4         84.9         87.8         85.8         87.4
Employer Stop Loss-
Loss Ratio                                     63.8         63.5         66.3        114.3         68.5         81.0
Combined Ratio                                 93.8         96.5         98.7        141.8        100.8        119.1

Average Capital                               879.3        915.8       1002.7       1003.2       1078.4       1048.6
Average Capital, Excl Exited Business (3)     474.1        474.3        488.3        507.8        571.4        577.8
Return on Average Capital,
Excluding Exited Business                     18.9%        15.1%        23.5%        25.5%        23.3%        18.1%


(continued)

For the Quarter Ended                           Sep          Dec          Mar          Jun          Sep          Dec
                                               1999         1999         2000         2000         2000         2000
                                             ------       ------       ------       ------       ------       ------
Revenue by Source (Including Investment
Gains/Losses)
Individual Markets                            182.0        252.9        246.8        249.2        262.4        295.0
Group Markets                                  38.4         56.0         87.7         75.6         77.5         77.2
Financial Reinsurance                          72.5        109.5         34.6         29.8         29.4         33.6
Other                                           0.1          1.3          4.1          3.6          4.8          4.1
                                             ------       ------       ------       ------       ------       ------
Total Revenue, Excl Exited Businesses         293.0        419.7        373.2        358.1        374.0        409.9
Exited Businesses Under Management (2)        112.5        159.9         22.4        100.2         80.3         54.2
                                             ------       ------       ------       ------       ------       ------
Total Revenue                                 405.5        579.7        395.5        458.3        454.4        464.1
                                             ======       ======       ======       ======       ======       ======

Income from Operations by Source
Individual Markets                             24.9         20.2         19.2         22.6         20.5         28.3
Group Markets                                  (1.3)        (1.7)         1.0          1.2          1.5          3.7
Financial Reinsurance                           4.2          5.5          7.2          4.0          4.5          4.6
Other                                           0.0         (0.8)        (1.0)        (0.9)        (0.5)        (2.7)
                                             ------       ------       ------       ------       ------       ------
Inc from Oper, Excl Exited Businesses          27.8         23.3         26.3         26.9         26.0          34.0
Exited Businesses Under Management (2)        (24.4)       (42.1)         6.4         (0.6)         2.7           3.1
                                             ------       ------       ------       ------       ------       ------
Income from Operations                          3.3        (18.8)        32.8         26.4         28.7          37.1
                                             ======       ======       ======       ======       ======       ======

Individual Life Sales
[Billions of Dollars]                          28.8         49.6         30.0         37.2         37.2          35.2

Ind Life In-Force                             261.5        306.6        325.9        354.0        381.4         407.4
Group Life In-Force                            35.6         34.2         32.5         30.5         31.2          29.3
                                             ------       ------       ------       ------       ------       ------
Total Life In-Force                           297.1        340.8        358.4        384.4        412.6         436.7
                                             ======       ======       ======       ======       ======       ======
[Billions of Dollars]

Ratios [Percentages]
Individual Life Mortality
Actual to Expected Loss Ratio                  81.7         97.2         99.5         96.9        101.2          93.9
Actual to Expected Loss Ratio-YTD              86.2         88.9         99.5         98.1         99.3          97.8
Employer Stop Loss-
Loss Ratio                                    100.8         84.5         74.7         72.6         76.5          72.0
Combined Ratio                                133.1        111.8         99.8        100.8        100.9          95.9

Average Capital                              1040.3       1044.5       1058.6       1022.7       1058.7        1108.0
Average Capital, Excl Exited Business (3)     615.1        648.0        692.7        732.7        761.1         790.1
Return on Average Capital,
Excluding Exited Business                     18.1%        14.4%        15.2%        14.7%        13.6%         17.2%

(1) Fourth quarter 1999 income from operations and net income include a charge of $40.4 million for Lincoln's participation in workers compensation carve-out business. Fourth quarter and full year 1997 income from operations and net income include a change in estimate for personal accident programs of $113.7 million.

(2) Exited Businesses Under Management include disability income, HMO excess-of-loss, carrier medical, personal accident and Lincoln's investment in Seguros Serfin Lincoln.

(3) LNC manages the relative mixture of debt and equity capital at the consolidated level. Because consolidated debt is not allocated in arriving at the reported return on capital for LNC's business segments, the return on capital calculation differs from a return on equity calculation.  For this business segment, allocating consolidated leverage would result in a higher return on equity as compared to the return on capital reported above.






Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Year Ended December 31                  1996         1997         1998         1999         2000
                                              ---------    ---------    ---------    ---------   ---------
Operating Revenue
Investment advisory fees                          199.8        229.9        249.0        248.6       231.6
Investment advisory fees - at cost (1)             43.7         46.2         47.9         37.7        46.1
Other revenue and fees                             60.1         78.9        102.6        117.0       124.7
Net investment income                              76.4         73.4         66.8         57.9        58.6
                                              ---------    ---------    ---------    ---------   ---------
Operating Revenue                                 380.0        428.4        466.3        461.1       461.1
                                              ---------    ---------    ---------    ---------   ---------

Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses                      354.0        405.6        412.8        393.3       422.5
Goodwill amortization                              13.7         15.5         16.3         16.2        16.2
Interest on notes payable                           0.0          0.1          0.4          0.0         0.0
                                              ---------    ---------    ---------    ---------   ---------

Total Benefits & Expenses                         367.7        421.3        429.5        409.5       438.7
                                              ---------    ---------    ---------    ---------   ---------

Income from Operations Before Tax                  12.3          7.1         36.8         51.6        22.4

Federal income taxes                                9.5          7.4         16.1         18.7         8.4
                                              ---------    ---------    ---------    ---------   ---------

Income from Operations                              2.8         (0.3)        20.7         32.9        14.0

Realized Gains (after-tax)                          6.4          7.0          0.5         (0.1)       (2.5)
Restructuring Charge                                                                      (9.2)       (4.6)
                                              ---------    ---------    ---------    ---------   ---------
Net Income                                          9.2          6.7         21.2         23.6         6.9
                                              =========    =========    =========    =========   =========

Inc from Oper - Excl Intangible/
Goodwill Amort                                     26.8         26.8         49.4         60.7        40.8

Operating Revenue                                 380.0        428.4        466.3        461.1       461.1
Realized gains on investments                       9.9         11.6          0.9         (0.1)       (3.9)
                                              ---------    ---------    ---------    ---------   ---------
Total Revenue                                     389.9        440.0        467.3        461.0       457.2
                                              =========    =========    =========    =========   =========

Average Capital (Securities at Cost)              646.1        653.3        642.3        593.9       575.2
Return on Capital (2)                              0.4%         0.0%         3.2%         5.5%        2.4%

--------------------------------------------------------------------------------------------------------------------------------


For the Quarter Ended         Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec
                             1998    1998    1998    1998    1999    1999    1999    1999    2000    2000    2000    2000
                         -------------------------------------------------------------------------------------------------------
Operating Revenue
Investment advisory fees     63.4    64.9    58.3    62.5    65.1    62.5    60.7    60.3    60.0    57.9    56.9    56.7
Investment advisory fees
- at cost (1)                11.9    12.1    12.5    11.4     8.7     9.3     8.6    11.1     9.5    10.7    12.4    13.6
Other revenue and fees       23.1    23.8    26.9    28.8    28.1    29.0    27.9    32.0    33.8    32.9    28.5    29.5
Net investment income        16.7    17.1    16.0    17.0    15.2    14.4    14.1    14.2    13.3    12.9    18.5    14.0
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Operating Revenue           115.0   118.0   113.6   119.7   117.1   115.2   111.3   117.6   116.7   114.4   116.2   113.8
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------

Benefits and Expenses
Underwriting, acquisition,
insurance and other
expenses                    104.3   103.8   102.7   102.0    99.0    99.5    95.0    99.7   104.3   103.4   106.8   108.0
Goodwill amortization         4.1     4.1     4.1     4.1     4.1     4.1     4.1     4.1     4.1     4.1     4.1     4.1
Interest on notes payable     0.1     0.1     0.1     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0    (0.0)
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total Benefits & Expenses   108.4   108.1   106.9   106.1   103.1   103.6    99.1   103.7   108.4   107.5   110.8   112.0
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from Operations
Before Tax                    6.6     9.9     6.7    13.6    14.0    11.7    12.2    13.8     8.3     6.9     5.4     1.8

Federal income taxes          3.3     4.4     3.9     4.6     5.6     4.2     4.1     4.9     3.0     2.5     2.5     0.4
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Income from Operations        3.3     5.5     2.8     9.0     8.4     7.5     8.1     8.9     5.3     4.4     3.0     1.4

Realized Gains (after-tax)    2.0     0.4    (3.7)    1.8     0.2    (0.3)   (0.3)    0.4    (0.1)   (2.0)   (0.2)   (0.2)
Restructuring Charge          0.0     0.0     0.0     0.0   (12.1)    0.0     0.0     2.9     0.0    (2.7)    0.0    (1.9)
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Net Income                    5.3     6.0    (0.9)   10.8    (3.6)    7.2     7.7    12.2     5.2    (0.3)    2.7    (0.7)
                           ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
Inc from Oper -Excl.
Intangible/Goodwill Amort    10.5    12.7    10.0    16.3    15.5    14.4    15.0    15.7    12.2    11.0     9.6     8.0

Operating Revenue           115.0   118.0   113.6   119.7   117.1   115.2   111.3   117.6   116.7   114.4   116.2   113.8
Realized gain on
investments                   3.5     0.7    (6.3)    3.0     0.2    (0.4)   (0.5)    0.6    (0.2)   (3.1)   (0.4)   (0.3)
                           ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Total Revenue               118.5   118.7   107.4   122.7   117.3   114.8   110.7   118.1   116.5   111.3   115.9   113.6
                           ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======  ======
Average Capital
(Securities at Cost)        647.8   644.7   641.4   635.3   612.6   591.6   587.2   584.2   581.5   593.0   567.7   558.5
Return on Capital (2)        2.0%    3.4%    1.8%    5.7%    5.5%    5.1%    5.5%    6.1%    3.6%    2.9%    2.1%    1.0%

(1) Fees labeled "at cost" are calculated on an expense sharing basis and do not include a profit margin.
(2) LNC manages the relative mixture of debt and equity capital at the consolidated level.  Because consolidated debt is not allocated in arriving at the reported return on capital for LNC's business segments, the return on capital calculation differs from a return on equity calculation.  For this business segment, allocating consolidated leverage would result in a lower return on equity as compared to the return on capital reported above.



Reconciliation of Assets Under Management
Unaudited [Billions of Dollars]
                                                  1996      1997      1998      1999      2000
                                                ------    ------   -------    ------    ------
Retail Fixed - Bal Beg of Year                   6.094     5.853     8.125     8.217     7.424

Fund Sales                                       0.764     0.961     1.165     0.991     0.712
Redemptions                                     (0.986)   (1.271)   (1.235)   (1.424)   (1.365)
Net Money Market                                (0.079)   (0.069)   (0.140)   (0.110)   (0.207)
Transfers                                       (0.114)   (0.220)    0.132     0.177    (0.159)
                                                ------    ------   -------    ------    ------
Net Cash Flows                                  (0.415)   (0.599)   (0.078)   (0.366)   (1.019)
Income Retained                                  0.237     0.276     0.291     0.276     0.240
Market Apprec/Deprec                            (0.062)    0.049    (0.121)   (0.704)   (0.146)
Acq of New Company/Business                                2.547
                                                ------    ------   -------    ------    ------
Balance at End of Year                           5.853     8.125     8.217     7.424     6.499
                                                ------    ------   -------    ------    ------

Retail Equity - Bal Beg of Year                  9.974    13.152    17.754    22.080    23.383

Fund Sales                                       2.175     2.953     3.581     3.271     4.048
Redemptions                                     (1.037)   (1.926)   (2.460)   (4.971)   (4.369)
Net Money Market                                           0.000    (0.002)   (0.001)    0.001
Transfers                                        0.188     0.209     0.730    (0.143)   (0.178)
                                                ------    ------   -------    ------    ------
Net Cash Flows                                   1.327     1.236     1.849    (1.844)   (0.498)
Income Retained                                  0.039     0.005     0.220     0.120     0.083
Market Apprec/Deprec                             1.812     3.317     2.256     3.028    (1.793)
Acq of New Company/Business                                0.043
                                                ------    ------   -------    ------    ------
Balance at End of Year                          13.152    17.754    22.080    23.383    21.174
                                                ------    ------   -------    ------    ------

Total Retail - Bal Beg of Year                  16.068    19.006    25.879    30.297    30.807

Retail Sales-Annuities                           1.638     2.163     2.238     1.561     1.726
Retail Sales-Mutual Funds                        0.849     1.218     1.913     2.153     2.452
Retail Sales-Wrap & Other                        0.454     0.533     0.596     0.550     0.581
                                                ------    ------   -------    ------    ------
Total Retail Sales                               2.940     3.914     4.745     4.264     4.760
Redemptions                                     (2.023)   (3.197)   (3.694)   (6.396)   (5.733)
Net Money Market                                (0.079)   (0.068)   (0.141)   (0.111)   (0.206)
Transfers                                        0.074    (0.011)    0.862     0.034    (0.337)
                                                ------    ------   -------    ------    ------
Net Cash Flows                                   0.912     0.637     1.772    (2.209)   (1.517)
Income Retained                                  0.276     0.281     0.511     0.396     0.323
Market Apprec/Deprec                             1.750     3.366     2.136     2.324    (1.939)
Acq of New Company/Business                                2.590
                                                ------    ------   -------    ------    ------
Balance at End of Year                          19.006    25.879    30.297    30.807    27.674

----------------------------------------------------------------------------------------------

Institutional Fixed - Bal Beg of Year            2.956     3.580     5.708     6.955     6.937

Inflows                                          1.516     2.509     2.169     2.000     0.771
Withdrawals/Terminations                        (1.155)   (0.787)   (1.242)   (1.699)   (1.973)
Transfers                                        0.015     0.013    (0.074)   (0.001)   (0.005)
                                                ------    ------   -------    ------    ------
Net Cash Flows                                   0.376     1.735     0.853     0.300    (1.207)
Income Retained                                  0.145     0.225     0.333     0.346     0.294
Market Apprec/Deprec                             0.104     0.118     0.061    (0.665)    0.087
Acq of New Company/Business                                0.051
                                                ------    ------   -------    ------    ------
Balance at End of Year                           3.580     5.708     6.955     6.937     6.111
                                                ------    ------   -------    ------    ------

Institutional Equity - Bal Beg of Year          21.619    22.886    24.871    24.235    23.630

Inflows                                          1.974     2.465     3.840     5.248     2.730
Withdrawals/Terminations                        (4.772)   (6.447)   (7.441)   (7.801)   (7.209)
Transfers                                       (0.007)   (0.068)    0.047     0.011    (0.008)
                                                ------    ------   -------    ------    ------
Net Cash Flows                                  (2.805)   (4.049)   (3.555)   (2.542)   (4.487)
Income Retained                                  0.557     0.491     0.473     0.482     0.449
Market Apprec/Deprec                             3.514     5.544     2.446     1.453    (0.481)
Acq of New Company/Business
                                                ------    ------   -------    ------    ------
Balance at End of Year                          22.886    24.871    24.235    23.630    19.111
                                                ------    ------   -------    ------    ------

Total Institutional - Bal Beg of Year           24.575    26.465    30.579    31.191    30.567

Inflows                                          3.490     4.975     6.009     7.249     3.501
Withdrawals/Terminations                        (5.928)   (7.234)   (8.683)   (9.500)   (9.182)
Transfers                                        0.008    (0.055)   (0.027)    0.011    (0.014)
                                                ------    ------   -------    ------    ------
Net Cash Flows                                  (2.429)   (2.314)   (2.702)   (2.240)   (5.694)
Income Retained                                  0.702     0.716     0.806     0.829     0.743
Market Apprec/Deprec                             3.618     5.662     2.508     0.789    (0.394)
Acq of New Company/Business                                0.051
                                                ------    ------   -------    ------    ------
Balance at End of Year                          26.465    30.579    31.191    30.567    25.222
                                                ------    ------   -------    ------    ------

Assets Under Management                         ------    ------   -------    ------    ------
At End of Year                                  45.471    56.458    61.488    61.374    52.895

Assets Under Management
At End of Year - At Cost Operations             37.453    35.684    39.432    35.934    35.686

Total Assets Under Management
                                                ------    ------   -------    ------    ------
At End of Year                                  82.924    92.142   100.920    97.308    88.581
                                                ======    ======   =======    ======    ======

NOTE: This segment was started in the second quarter of 1995 following the completion of the acquisition of Delaware Management Holdings, Inc.
       Data shown for 1995 reflects a full year of activity.



Reconciliation of Assets Under Management
Unaudited [Billions of Dollars]
                                                 March      June      Sept       Dec       Mar      June
                                                  1998      1998      1998      1998      1999      1999
                                               -------   -------    ------   -------   -------    ------
Retail Fixed - Bal Beg of Qtr                    8.125     8.286     8.260     8.287     8.217     8.233

Fund Sales                                       0.298     0.241     0.381     0.246     0.316     0.263
Redemptions                                     (0.273)   (0.272)   (0.302)   (0.387)   (0.313)   (0.366)
Net Money Market                                (0.055)   (0.052)   (0.034)   (0.000)   (0.019)   (0.033)
Transfers                                        0.054     0.042     0.029     0.007     0.032    (0.043)
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                   0.024    (0.041)    0.074    (0.134)    0.016    (0.179)
Income Retained                                  0.075     0.063     0.076     0.076     0.066     0.074
Market Apprec/Deprec                             0.061    (0.048)   (0.122)   (0.012)   (0.067)   (0.185)
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at End of Qtr                            8.286     8.260     8.287     8.217     8.233     7.945
                                               -------   -------    ------   -------   -------    ------

Retail Equity - Bal Beg of Qtr                  17.754    20.448    21.456    18.785    22.080    21.798

Fund Sales                                       0.906     1.043     0.830     0.802     0.856     0.790
Redemptions                                     (0.479)   (0.518)   (0.547)   (0.915)   (1.030)   (1.957)
Net Money Market                                (0.002)    0.000     0.000     0.000     0.000    (0.001)
Transfers                                        0.284     0.489    (0.032)   (0.011)   (0.034)    0.036
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                   0.709     1.014     0.252    (0.124)   (0.208)   (1.132)
Income Retained                                  0.033     0.054     0.134    (0.001)    0.053     0.061
Market Apprec/Deprec                             1.952    (0.059)   (3.056)    3.420    (0.128)    1.614
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at End of Qtr                           20.448    21.456    18.785    22.080    21.798    22.340
                                               -------   -------    ------   -------   -------    ------

Total Retail - Bal Beg of Qtr                   25.879    28.734    29.716    27.072    30.297    30.031

Retail Sales-Annuities                           0.592     0.598     0.541     0.507     0.428     0.393
Retail Sales-Mutual Funds                        0.464     0.513     0.531     0.403     0.565     0.487
Retail Sales-Wrap & Other                        0.147     0.173     0.139     0.136     0.182     0.173
                                               -------   -------    ------   -------   -------    ------
Total Retail Sales                               1.203     1.284     1.211     1.046     1.175     1.053
Redemptions                                     (0.752)   (0.791)   (0.849)   (1.302)   (1.343)   (2.323)
Net Money Market                                (0.055)   (0.052)   (0.034)    0.000    (0.019)   (0.033)
Transfers                                        0.338     0.531    (0.003)   (0.004)   (0.001)   (0.006)
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                   0.734     0.972     0.325    (0.260)   (0.188)   (1.309)
Income Retained                                  0.108     0.117     0.210     0.075     0.119     0.134
Market Apprec/Deprec                             2.014    (0.108)   (3.180)    3.409    (0.196)    1.429
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at End of Qtr                           28.734    29.716    27.072    30.297    30.031    30.285
                                               -------   -------    ------   -------   -------    ------

                                                  Sept       Dec       Mar       Jun      Sept       Dec
                                                  1999      1999      2000      2000      2000      2000
                                               -------   -------    ------   -------   -------    ------
Retail Fixed - Bal Beg of Qtr                    7.945     7.680     7.424     6.964     6.667     6.531

Fund Sales                                       0.231     0.181     0.146     0.152     0.213     0.200
Redemptions                                     (0.342)   (0.403)   (0.444)   (0.328)   (0.321)   (0.272)
Net Money Market                                (0.029)   (0.030)   (0.067)   (0.058)   (0.031)   (0.051)
Transfers                                        0.034     0.154    (0.095)   (0.045)   (0.033)    0.013
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                  (0.106)   (0.098)   (0.460)   (0.279)   (0.171)   (0.109)
Income Retained                                  0.069     0.067     0.061     0.063     0.059     0.057
Market Apprec/Deprec                            (0.228)   (0.225)   (0.062)   (0.082)   (0.023)    0.021
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at End of Qtr                            7.680     7.424     6.964     6.667     6.531     6.499
                                               -------   -------    ------   -------   -------    ------

Retail Equity - Bal Beg of Qtr                  22.340    20.873    23.383    24.102    23.129    23.680

Fund Sales                                       0.730     0.894     1.220     0.868     0.904     1.055
Redemptions                                     (0.865)   (1.120)   (1.550)   (0.971)   (1.027)   (0.820)
Net Money Market                                 0.000     0.000     0.000     0.000     0.001     0.000
Transfers                                       (0.060)   (0.086)   (0.096)    0.018    (0.033)   (0.068)
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                  (0.195)   (0.312)   (0.426)   (0.085)   (0.154)    0.167
Income Retained                                  0.007     0.000     0.033     0.021     0.005     0.025
Market Apprec/Deprec                            (1.279)    2.822     1.112    (0.908)    0.701    (2.698)
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at End of Qtr                           20.873    23.383    24.102    23.129    23.680    21.174
                                               -------   -------    ------   -------   -------    ------

Total Retail - Bal Beg of Qtr                   30.285    28.553    30.807    31.066    29.796    30.211

Retail Sales-Annuities                           0.332     0.409     0.379     0.358     0.453     0.536
Retail Sales-Mutual Funds                        0.514     0.587     0.840     0.556     0.521     0.535
Retail Sales-Wrap & Other                        0.116     0.079     0.148     0.106     0.143     0.184
                                               -------   -------    ------   -------   -------    ------
Total Retail Sales                               0.962     1.075     1.367     1.020     1.118     1.255
Redemptions                                     (1.207)   (1.523)   (1.995)   (1.299)   (1.348)   (1.092)
Net Money Market                                (0.029)   (0.030)   (0.067)   (0.058)   (0.030)   (0.051)
Transfers                                       (0.027)    0.068    (0.191)   (0.026)   (0.065)   (0.054)
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                  (0.301)   (0.410)   (0.886)   (0.363)   (0.326)    0.058
Income Retained                                  0.076     0.067     0.095     0.083     0.063     0.082
Market Apprec/Deprec                            (1.507)    2.597     1.051    (0.989)    0.677    (2.677)
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at End of Qtr                           28.553    30.807    31.066    29.796    30.211    27.674
                                               -------   -------    ------   -------   -------    ------

                                                 March      June      Sept       Dec       Mar      June
                                                  1998      1998      1998      1998      1999      1999
                                               -------   -------    ------   -------   -------    ------
Institutional Fixed - Bal Beg of Qtr             5.708     6.216     6.400     6.769     6.955     6.984

Inflows                                          0.975     0.457     0.566     0.170     0.657     0.478
Withdrawals/Terminations                        (0.387)   (0.304)   (0.325)   (0.225)   (0.415)   (0.210)
Transfers                                       (0.022)   (0.013)   (0.046)    0.008    (0.003)    0.003
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                   0.566     0.139     0.195    (0.047)    0.239     0.271
Income Retained                                  0.080     0.092     0.101     0.060     0.089     0.079
Market Apprec/Deprec                            (0.137)   (0.047)    0.073     0.173    (0.300)   (0.070)
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at end of Qtr                            6.216     6.400     6.769     6.955     6.984     7.264
                                               -------   -------    ------   -------   -------    ------

Institutional Equity - Bal Beg of Qtr           24.871    27.868    26.064    21.702    24.235    22.927

Inflows                                          0.995     0.825     0.855     1.165     1.297     1.179
Withdrawals/Terminations                        (1.200)   (2.505)   (1.663)   (2.072)   (2.540)   (2.052)
Transfers                                        0.006    (0.021)    0.050     0.013     0.011     0.019
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                  (0.200)   (1.702)   (0.759)   (0.895)   (1.232)   (0.854)
Income Retained                                  0.118     0.139     0.119     0.098     0.104     0.118
Market Apprec/Deprec                             3.079    (0.241)   (3.721)    3.330    (0.180)    1.771
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at End of Qtr                           27.868    26.064    21.702    24.235    22.927    23.962
                                               -------   -------    ------   -------   -------    ------

Total Institutional - Bal Beg of Qtr            30.579    34.084    32.463    28.471    31.191    29.910

Inflows                                          1.970     1.282     1.421     1.335     1.953     1.656
Withdrawals/Terminations                        (1.588)   (2.810)   (1.988)   (2.297)   (2.955)   (2.262)
Transfers                                       (0.017)   (0.035)    0.003     0.021     0.008     0.022
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                   0.366    (1.562)   (0.564)   (0.942)   (0.994)   (0.584)
Income Retained                                  0.197     0.230     0.220     0.158     0.193     0.197
Market Apprec/Deprec                             2.941    (0.289)   (3.649)    3.504    (0.480)    1.702
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at End of Qtr                           34.084    32.463    28.471    31.191    29.910    31.226
                                               -------   -------    ------   -------   -------    ------

Assets Under Management
                                               -------   -------    ------   -------   -------    ------
At End of Qtr                                   62.818    62.179    55.543    61.488    59.941    61.511

Assets Under Management
At End of Qtr - At Cost Operations              37.846    37.714    38.471    39.432    38.516    37.391

Total Assets Under Management
                                               -------   -------    ------   -------   -------    ------
At End of Qtr                                  100.664    99.893    94.014   100.920    98.457    98.902
                                               =======   =======    ======   =======   =======    ======

                                                  Sept       Dec       Mar       Jun      Sept       Dec
                                                  1999      1999      2000      2000      2000      2000
                                               -------   -------    ------   -------   -------    ------
Institutional Fixed - Bal Beg of Qtr             7.264     7.218     6.937     6.873     6.484     6.275

Inflows                                          0.446     0.420     0.180     0.148     0.308     0.135
Withdrawals/Terminations                        (0.294)   (0.781)   (0.353)   (0.520)   (0.532)   (0.568)
Transfers                                       (0.002)    0.001    (0.005)   (0.001)    0.000     0.001
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                   0.150    (0.360)   (0.178)   (0.373)   (0.224)   (0.433)
Income Retained                                  0.110     0.068     0.090     0.066     0.089     0.050
Market Apprec/Deprec                            (0.306)    0.011     0.024    (0.081)   (0.074)    0.219
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at end of Qtr                            7.218     6.937     6.873     6.484     6.275     6.111
                                               -------   -------    ------   -------   -------    ------

Institutional Equity - Bal Beg of Qtr           23.962    23.098    23.630    20.303    20.239    19.041

Inflows                                          1.839     0.934     0.904     0.669     0.407     0.750
Withdrawals/Terminations                        (1.165)   (2.043)   (3.333)   (1.354)   (1.154)   (1.368)
Transfers                                       (0.008)   (0.010)   (0.004)    0.002    (0.013)    0.007
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                   0.666    (1.119)   (2.433)   (0.683)   (0.760)   (0.611)
Income Retained                                  0.167     0.093     0.109     0.132     0.108     0.102
Market Apprec/Deprec                            (1.697)    1.559    (1.003)    0.488    (0.545)    0.579
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at End of Qtr                           23.098    23.630    20.303    20.239    19.041    19.111
                                               -------   -------    ------   -------   -------    ------

Total Institutional - Bal Beg of Qtr            31.226    30.316    30.567    27.175    26.722    25.316

Inflows                                          2.284     1.354     1.084     0.817     0.715     0.885
Withdrawals/Terminations                        (1.458)   (2.825)   (3.686)   (1.874)   (1.686)   (1.936)
Transfers                                       (0.010)   (0.009)   (0.009)    0.000    (0.012)    0.008
                                               -------   -------    ------   -------   -------    ------
Net Cash Flows                                   0.816    (1.480)   (2.611)   (1.057)   (0.983)   (1.043)
Income Retained                                  0.277     0.161     0.198     0.197     0.196     0.151
Market Apprec/Deprec                            (2.003)    1.569    (0.979)    0.407    (0.619)    0.798
Acq of New Company/Business
                                               -------   -------    ------   -------   -------    ------
Balance at End of Qtr                           30.316    30.567    27.175    26.722    25.316    25.222
                                               -------   -------    ------   -------   -------    ------

Assets Under Management
                                               -------   -------    ------   -------   -------    ------
At End of Qtr                                   58.869    61.374    58.242    56.518    55.527    52.895

Assets Under Management
At End of Qtr - At Cost Operations              36.820    35.934    35.541    34.891    34.981    35.686

Total Assets Under Management
                                               -------   -------    ------   -------   -------    ------
At End of Qtr                                   95.689    97.308    93.783    91.408    90.508    88.581
                                               =======   =======    ======   =======   =======    ======





Other Operations
Unaudited [Millions of Dollars]

For the Year Ended December 31                        1996         1997         1998         1999         2000
                                                     ------       ------       ------       ------       ------
Revenue

Lincoln Financial Advisors                            111.0        130.1        292.9        325.2        394.2
Other [Including
Consolidating Adjustments]                           (101.8)       (88.1)      (168.5)      (175.3)      (183.8)
                                                     ------       ------       ------       ------       ------
Operating Revenue                                       9.3         42.0        124.4        149.9        210.4

Realized gain on investments                           (3.0)        16.9          4.0          8.6         (4.0)
                                                     ------       ------       ------       ------       ------
Total Revenue                                           6.3         58.9        128.3        158.5        206.3
                                                     ======       ======       ======       ======       ======

Income (Loss)

LNC Financing                                         (49.7)       (31.9)       (52.5)     (83.558)       (85.5)
LNC Operations *                                      (14.8)       (18.4)       (18.5)
Lincoln Financial Advisors                            (10.2)        (5.3)       (23.7)     (20.771)       (11.7)
Other Corporate                                         2.6         (6.5)         2.1       (5.192)       (14.5)
                                                     ------       ------       ------       ------       ------
Inc (Loss) from Operations                            (72.1)       (62.1)       (92.6)    (109.521)      (111.7)

Realized Gain on Investments                           (1.0)         8.6          5.3          6.4         (2.5)
Realized Gain on Sale of Subsidiaries
Restructuring Charge                                                             14.3                      (0.3)
                                                     ------       ------       ------       ------       ------
Total Net Income (Loss)                               (73.1)       (53.5)      (101.6)      (103.1)      (113.9)
                                                     ======       ======       ======       ======       ======


                                 Mar     Jun     Sep     Dec     Mar     Jun     Sep      Dec     Mar     Jun     Sep     Dec
For the Quarter Ended           1998    1998    1998    1998    1999    1999    1999     1999    2000    2000    2000    2000
                              -----------------------------------------------------------------------------------------------
Revenue
Lincoln Financial Advisors      62.4    73.9    74.8    81.7    67.0    73.9    78.0    106.3    89.4    92.9    93.9   117.9
Other [Including
Consolidating Adjustments]     (31.0)  (39.9)  (48.3)  (49.3)   (4.6)  (13.7)  (43.1)  (113.9)  (40.0)  (60.3)  (51.9)  (31.6)
                              ------  ------  ------  ------  ------  ------  ------   ------  ------  ------  ------  ------
Operating Revenue               31.4    34.0    26.5    32.4    62.4    60.2    34.9     (7.5)   49.4    32.7    42.0    86.3

Realized gain on investments     2.2    (3.0)    3.1     1.6     0.2    (1.7)   13.8     (3.7)   (2.7)    0.4     0.0    (1.8)
                              ------  ------  ------  ------  ------  ------  ------   ------  ------  ------  ------  ------
Total Revenue                   33.6    31.0    29.7    34.0    62.6    58.5    48.7    (11.2)   46.8    33.1    42.0    84.4
                              ======  ======  ======  ======  ======  ======  ======   ======  ======  ======  ======  ======

Income (Loss)

LNC Financing                   (5.0)  (12.8)  (15.3)  (19.5)  (20.9)  (21.6)  (19.8)   (21.3)  (21.6)  (22.0)  (21.9)  (20.0)
LNC Operations *                (4.2)   (5.2)   (4.2)   (4.9)    0.0     0.0     0.0      0.0     0.0     0.0     0.0     0.0
Lincoln Financial Advisors      (6.0)   (6.8)   (4.6)   (6.4)   (8.4)   (9.7)   (5.3)     2.7    (7.4)   (2.9)   (3.1)    1.6
Other Corporate                  1.6     2.1     0.4    (1.9)   (1.7)    1.0    (2.8)    (1.7)   (6.2)   (1.5)    2.7    (9.6)
                              ------  ------  ------  ------  ------  ------  ------   ------  ------  ------  ------  ------
Inc (Loss) from Oper           (13.6)  (22.7)  (23.7)  (32.7)  (31.0)  (30.3)  (27.9)   (20.3)  (35.2)  (26.4)  (22.2)  (27.9)

Realized Gain on Investments     1.4    (2.1)    1.9     4.1     0.1    (2.0)    9.5     (1.2)   (1.6)    0.3    (1.0)   (0.2)
Restructuring Charge                                   (14.3)                                                             0.3
                              ------  ------  ------  ------  ------  ------  ------   ------  ------  ------  ------  ------
Total Net Income (Loss)        (12.2)  (24.8)  (21.7)  (42.9)  (30.9)  (32.3)  (18.4)   (21.5)  (36.8)  (26.1)  (23.2)  (27.8)
                              ======  ======  ======  ======  ======  ======  ======   ======  ======  ======  ======  ======

* Starting with the first quarter of 1999, 100% of "LNC Operations" is allocated to the business segments.  Prior periods have not been restated.





Consolidated Retail Deposits/Account Balances
Unaudited [Billions of Dollars]

                                                                                           1996     1997     1998     1999     2000
                                                                                         ------   ------   ------   ------   ------
Deposits - For the Year

Annuities Segment - Fixed Annuities                                                       1.689    1.556    1.265    2.271    1.903
Annuities Segment - Variable Annuities                                                    2.746    2.695    2.791    2.553    3.165
Annuities Segment - Life Insurance                                                        0.000    0.000    0.000    0.017    0.014
Life Insurance Segment - Life Insurance                                                   0.405    0.384    1.207    1.698    1.884
Life Insurance Segment - Fixed Annuities                                                  0.164    0.076    0.187    0.291    0.171
Inv Mgmt - Annuities                                                                      1.638    2.163    2.238    1.561    1.726
Inv Mgmt - Mutual Funds                                                                   0.849    1.218    1.913    2.153    2.452
Inv Mgmt - Wrap Fee & Other                                                               0.454    0.533    0.596    0.550    0.581
Consolidating Adjustments                                                                (0.684)  (0.966)  (1.041)  (0.499)  (0.406)
                                                                                         ------   ------   ------   ------   ------
Deposits - U.S.                                                                           7.259    7.658    9.157   10.597   11.491

Lincoln UK                                                                                0.446    0.569    0.473    0.537    0.554
UK Consoldating Adjustment                                                                        (0.022)  (0.023)  (0.019)  (0.064)
                                                                                         ------   ------   ------   ------   ------
Gross Deposits                                                                            7.705    8.205    9.608   11.115   11.981
                                                                                         ======   ======   ======   ======   ======


Account Balances - End of Year
Annuities Segment - Fixed Annuities                                                      13.486   13.335   14.485   14.764   13.582
Annuities Segment - Variable Annuities                                                   20.383   27.346   33.358   41.493   39.427
Annuities Segment - Life Insurance                                                                                   0.155    0.160
Life Insurance Segment - Life Insurance                                                   2.869    3.038    9.243   10.217   10.847
Life Insurance Segment - Fixed Annuities                                                  2.332    2.123    2.020    2.027    1.860
Inv Mgmt - Annuities                                                                      7.915   10.991   14.257   15.526   13.494
Inv Mgmt - Mutual Funds                                                                   9.017   12.484   13.528   13.632   12.805
Inv Mgmt - Wrap Fee & Other                                                               2.074    2.403    2.512    1.649    1.375
Consolidating Adjustments                                                                (5.098)  (6.806)  (8.891)  (9.175)  (7.753)
                                                                                         ------   ------   ------   ------   ------
Account Balances - U.S.                                                                  52.978   64.914   80.512   90.288   85.797

Lincoln UK                                                                                5.074    5.643    6.265    7.220    6.441
UK Consoldating Adjustment                                                                        (0.024)  (0.447)  (0.347)  (0.339)
                                                                                         ------   ------   ------   ------   ------
Consolidated Account Balances                                                            58.052   70.533   86.329   97.161   91.899
                                                                                         ======   ======   ======   ======   ======


                             Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec
                            1998     1998     1998     1998     1999     1999     1999     1999     2000     2000     2000     2000
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Deposits -  For the Quarter
Annuities Segment -
Fixed Annuities            0.333    0.357    0.299    0.276    0.428    0.575    0.604    0.664    0.530    0.442    0.472    0.459
Annuities Segment -
Variable Annuities         0.701    0.810    0.647    0.633    0.635    0.651    0.634    0.634    0.797    0.793    0.729    0.846
Annuities Segment -
Life Insurance                                                 0.003    0.005    0.004    0.005    0.003    0.003    0.004    0.004
Life Insurance Segment -
Life Insurance             0.220    0.259    0.254    0.475    0.394    0.379    0.399    0.526    0.424    0.411    0.428    0.622
Life Insurance Segment -
Fixed Annuities            0.031    0.051    0.046    0.059    0.061    0.079    0.074    0.077    0.059    0.048    0.041    0.023
Inv Mgmt - Annuities       0.592    0.598    0.541    0.507    0.428    0.393    0.332    0.409    0.379    0.358    0.453    0.536
Inv Mgmt - Mutual Funds    0.464    0.513    0.531    0.403    0.565    0.487    0.514    0.587    0.840    0.556    0.521    0.535
Inv Mgmt - Wrap Fee
& Other                    0.147    0.173    0.139    0.136    0.182    0.173    0.116    0.079    0.148    0.106    0.143    0.184
Consolidating Adjustments (0.260)  (0.294)  (0.232)  (0.254)  (0.142)  (0.143)  (0.096)  (0.118)  (0.099)  (0.062)  (0.100)  (0.145)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Deposits - U.S.            2.228    2.466    2.226    2.234    2.554    2.599    2.581    2.864    3.081    2.655    2.691    3.064

Lincoln UK                 0.122    0.100    0.115    0.136    0.131    0.119    0.130    0.156    0.159    0.134    0.145    0.116
UK Consoldating
Adjustment                (0.000)  (0.011)  (0.007)  (0.004)  (0.004)  (0.005)  (0.004)  (0.006)  (0.006)  (0.006)  (0.010)  (0.042)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Gross Deposits             2.350    2.555    2.334    2.366    2.682    2.714    2.707    3.014    3.233    2.783    2.827    3.138
                          ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======


Account Balances - End of Quarter
Annuities Segment -
Fixed Annuities           14.492   14.365   14.456   14.485   14.631   14.750   14.913   14.764   14.248   13.954   13.782   13.582
Annuities Segment -
Variable Annuities        32.933   33.458   29.476   33.358   34.148   37.233   35.613   41.493   44.640   43.097   42.743   39.427
Annuities Segment -
Life Insurance                                                 0.115    0.130    0.128    0.155    0.169    0.165    0.166    0.160
Life Insurance Segment -
Life Insurance             6.276    6.394    6.443    9.243    9.416    9.628    9.726   10.217   10.470   10.538   10.716   10.847
Life Insurance Segment -
Fixed Annuities            2.086    2.049    2.020    2.020    2.025    2.029    2.021    2.027    2.004    1.955    1.918    1.860
Inv Mgmt - Annuities      12.947   13.829   12.270   14.257   14.166   14.981   14.004   15.526   15.531   14.861   14.824   13.494
Inv Mgmt - Mutual Funds   13.283   13.333   12.549   13.528   13.442   13.654   12.938   13.632   14.201   13.604   14.102   12.805
Inv Mgmt -
Wrap Fee & Other           2.504    2.553    2.253    2.512    2.424    1.650    1.611    1.649    1.335    1.331    1.285    1.375
Consolidating Adjustments (7.872)  (8.611)  (7.326)  (8.891)  (8.798)  (9.050)  (8.387)  (9.175)  (8.768)  (8.419)  (8.644)  (7.753)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Account Balances - U.S.   76.649   77.371   72.142   80.512   81.570   85.004   82.567   90.288   93.831   91.086   90.893   85.797

Lincoln UK                 6.297    6.310    5.711    6.265    6.348    6.503    6.568    7.220    7.031    6.726    6.499    6.441
UK Consoldating
Adjustment                (0.400)  (0.415)  (0.366)  (0.447)  (0.421)  (0.414)  (0.359)  (0.347)  (0.345)  (0.338)  (0.336)  (0.339)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Consolidated Account
Balances                  82.547   83.265   77.487   86.329   87.497   91.093   88.776   97.161  100.517   97.474   97.056   91.899
                          ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

NOTE:  Excludes amounts reported as Assets Under Management - At Cost Operations





Consolidated Information - Individual Life Insurance In-Force
Unaudited [Billions of Dollars]

December 31                                                                1996      1997      1998      1999      2000
                                                                        -------   -------   -------   -------   -------
Life Insurance Segment                                                     49.2      63.2     172.9     195.0     216.0
Annuities Segment                                                                                         0.6       0.7
Lincoln UK                                                                 23.8      25.0      25.0      25.7      24.3
Reinsurance                                                               160.9     183.5     250.3     340.8     436.7
Consolidating Adjustment                                                             (5.6)     (9.9)    (11.3)    (11.4)
                                                                        -------   -------   -------   -------   -------
Total                                                                     233.9     266.1     438.3     550.7     666.3
                                                                        =======   =======   =======   =======   =======


                                    Mar       Jun       Sep       Dec       Mar       Jun       Sep
End of Quarter                     1998      1998      1998      1998      1999      1999      1999
                                -------   -------   -------   -------   -------   -------   -------
Life Insurance Segment            108.8     115.2     121.8     172.9     178.5     184.5     188.9
Annuities Segment                                                                     0.5       0.5
Lincoln UK                         25.5      25.8      25.6      25.0      25.2      25.1      26.2
Reinsurance                       190.0     200.0     213.6     250.3     263.4     278.5     297.1
Consolidating Adjustment           (1.7)     (1.9)     (2.2)     (9.9)    (10.3)    (10.6)    (10.9)
                                -------   -------   -------   -------   -------   -------   -------
Total                             322.6     339.1     358.8     438.3     456.9     478.0     501.9
                                =======   =======   =======   =======   =======   =======   =======


                                    Dec       Mar       Jun       Sep       Dec
End of Quarter                     1999      2000      2000      2000      2000
                                -------   -------   -------   -------   -------
Life Insurance Segment            195.0     201.7     207.5     211.3     216.0
Annuities Segment                   0.6       0.6       0.6       0.6       0.7
Lincoln UK                         25.7      26.5      25.2      24.5      24.3
Reinsurance                       340.8     358.4     384.4     412.6     436.7
Consolidating Adjustment          (11.3)    (11.4)    (11.5)    (11.4)    (11.4)
                                -------   -------   -------   -------   -------
Total                             550.7     575.7     606.2     637.7     666.3
                                =======   =======   =======   =======   =======




Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

December 31                                                                1996      1997      1998      1999      2000
                                                                        -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities                                                24.097    24.066    30.233    27.689    27.450
Equity securities                                                         0.558     0.660     0.543     0.604     0.571
Other investments                                                         5.076     5.092     7.154     7.286     7.369
                                                                        -------   -------   -------   -------   -------
Total LNC Investments                                                    29.730    29.819    37.929    35.578    35.390
Separate accounts                                                        28.809    37.139    43.409    53.654    50.580
Cash and Invested Cash                                                    1.145     3.795     2.433     1.896     1.927
Discontinued Operations                                                   4.402
                                                                        -------   -------   -------   -------   -------
Total LNC                                                                64.086    70.752    83.772    91.128    87.897

Non-affiliate assets managed                                             40.968    48.331    50.061    49.314    43.397
                                                                        -------   -------   -------   -------   -------
Total Assets Managed                                                    105.054   119.083   133.833   140.443   131.294
                                                                        =======   =======   =======   =======   =======


Assets Managed by Advisor
Investment Management segment                                            45.471    56.457    61.488    61.374    52.895
(See page 24 for additional detail)
Lincoln Investment Management-Corp                                       37.453    35.684    39.432    35.934    35.686
(Assets managed internally-see page 24)
Lincoln (UK)                                                              6.107     6.775     7.573     8.589     7.873
Policy Loans (within business units)                                      0.758     0.763     1.840     1.892     1.961
Non-LNC Affiliates                                                       15.265    19.404    23.500    32.654    32.878
                                                                        -------   -------   -------   -------   -------
Total Assets Managed                                                    105.054   119.083   133.833   140.443   131.294
                                                                        =======   =======   =======   =======   =======


                                              Mar       Jun       Sep       Dec       Mar       Jun
End of Quarter                               1998      1998      1998      1998      1999      1999
                                          -------   -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities                  27.533    27.787    28.554    30.233    30.578    29.579
Equity securities                           0.825     0.649     0.505     0.543     0.481     0.506
Other investments                           6.873     6.836     6.705     7.154     7.071     7.278
                                          -------   -------   -------   -------   -------   -------
Total LNC Investments                      35.230    35.272    35.764    37.929    38.129    37.363
Separate accounts                          41.741    42.247    37.559    43.409    44.339    47.864
Cash and invested cash                      2.642     2.414     2.725     2.433     2.327     2.151
                                          -------   -------   -------   -------   -------   -------
Total LNC                                  79.613    79.933    76.048    83.772    84.796    87.378

Non-affiliate assets managed               52.963    51.772    46.842    50.061    48.690    49.827
                                          -------   -------   -------   -------   -------   -------
Total Assets Managed                      132.576   131.705   122.890   133.833   133.486   137.205
                                          =======   =======   =======   =======   =======   =======


Assets Managed by Advisor
Investment Management segment              62.819    62.179    55.542    61.488    59.939    61.511
(See page 25 for additional detail)
Lincoln Investment Mgmt. - Corp.           37.846    37.714    38.471    39.432    38.516    37.391
(Assets managed internally-see page 25)
Lincoln (UK)                                7.467     7.501     6.932     7.573     7.631     7.746
Policy Loans (within business units)        1.405     1.500     1.517     1.840     1.842     1.847
Non-LNC Affiliates                         23.039    22.812    20.427    23.500    25.558    28.710
                                          -------   -------   -------   -------   -------   -------
Total Assets Managed                      132.576   131.705   122.890   133.833   133.486   137.205
                                          =======   =======   =======   =======   =======   =======


                                              Sep       Dec       Mar       Jun       Sep       Dec
End of Quarter                               1999      1999      2000      2000      2000      2000
                                          -------   -------   -------   -------   -------   -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities                  28.708    27.689    27.745    27.078    27.264    27.450
Equity securities                           0.507     0.604     0.588     0.560     0.570     0.571
Other investments                           7.317     7.286     7.442     7.419     7.471     7.369
                                          -------   -------   -------   -------   -------   -------
Total LNC Investments                      36.532    35.578    35.775    35.057    35.305    35.390
Separate accounts                          46.229    53.654    56.908    54.924    54.411    50.580
Cash and invested cash                      2.343     1.896     1.510     1.619     1.436     1.927
                                          -------   -------   -------   -------   -------   -------
Total LNC                                  85.104    91.128    94.192    91.601    91.152    87.897

Non-affiliate assets managed               48.068    49.314    47.150    45.945    45.119    43.397
                                          -------   -------   -------   -------   -------   -------
Total Assets Managed                      133.172   140.443   141.342   137.546   136.271   131.294
                                          =======   =======   =======   =======   =======   =======


Assets Managed by Advisor
Investment Management segment              58.868    61.374    58.243    56.518    55.527    52.895
(See page 25 for additional detail)
Lincoln Investment Mgmt. - Corp.           36.820    35.934    35.541    34.891    34.981    35.686
(Assets managed internally-see page 25)
Lincoln (UK)                                7.849     8.589     8.423     8.058     7.838     7.873
Policy Loans (within business units)        1.863     1.892     1.896     1.915     1.936     1.961
Non-LNC Affiliates                         27.772    32.654    37.239    36.165    35.989    32.878
                                          -------   -------   -------   -------   -------   -------
Total Assets Managed                      133.172   140.443   141.342   137.546   136.271   131.294
                                          =======   =======   =======   =======   =======   =======





Consolidated Investment Data
Unaudited [Millions of Dollars except as noted]

For the Year Ended December 31                               1996         1997         1998         1999         2000
                                                            -------      -------      -------      -------      -------
Net Investment Income

Fixed Maturity Securities                                    1690.1       1832.1       2065.8       2232.9       2148.7
Equity Securities                                              14.4         19.1         22.8         20.1         19.5
Mortgage loans on real estate                                 292.7        279.2        383.6        369.2        373.8
Real estate                                                   125.4         99.4         86.8         64.1         51.8
Policy loans                                                   40.7         44.5         99.5        116.5        125.0
Invested cash                                                  69.2        102.4        156.8        110.3         87.2
Other investments                                              14.7         20.6         88.4         51.8         66.8
                                                            -------      -------      -------      -------      -------
Investment revenue                                           2247.2       2397.3       2903.7       2964.8       2872.8
Investment expense                                            159.2        146.6        222.3        157.3        125.7
                                                            -------      -------      -------      -------      -------
Net Investment Income                                        2087.9       2250.8       2681.4       2807.5       2747.1

Gross-up of Tax Exempt Income                                   9.7         12.7         11.6          8.1          7.8
                                                            -------      -------      -------      -------      -------
Adjusted Net Invest Income                                   2097.7       2263.5       2693.0       2815.6       2754.9
                                                            =======      =======      =======      =======      =======

Mean Invested Assets (Cost Basis)                           27906.2      30337.3      36573.8      39027.5      37471.3

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                                     7.52%        7.46%        7.36%        7.21%        7.35%

Investment Gains

Realized Gain on Investments                                   57.6         72.9         13.7          3.8        (17.5)
Real Gain on Sale of Subsidiary

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)                               (208.8)       159.6        116.4     (1,018.1)       491.5
Incr (Decr) in Foreign Exchange                                53.0        (20.3)         3.8        (19.9)        (8.1)

Securities Available-for-Sale
[Billions of Dollars at End of Year]
Fixed Maturity Sec (Market)                                  24.097       24.066       30.233       27.689       27.450
Fixed Maturity Sec (Adjusted Cost)                           23.200       22.624       28.640       28.357       27.373

Equity Securities (Market)                                    0.558        0.660        0.543        0.604        0.571
Equity Securities (Adjusted Cost)                             0.434        0.518        0.437        0.482        0.458

% of Fixed Maturity Securities (Based on Market)
Treasuries and AAA                                            32.8%        27.6%        25.6%        22.8%        22.1%
AA or better                                                  41.9%        35.1%        32.6%        29.8%        29.2%
BB or less                                                     7.0%         7.3%         7.0%         8.0%         6.7%

------------------------------------------------------------------------------------------------------------------------------------


                              Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun      Sep     Dec
For the Quarter Ended        1998     1998     1998     1998     1999     1999     1999     1999     2000     2000     2000    2000
                          ----------------------------------------------------------------------------------------------------------
Net Investment Income

Fixed Maturity Securities   502.1    506.3    512.8    544.5    557.8    575.8    551.2    548.0    541.3    544.4    525.3    537.7
Equity Securities             5.6      4.2      4.1      8.9      4.4      4.9      3.9      6.9      3.7      5.7      3.6      6.5
Mortgage loans on real
estate                       94.2     90.7     91.3    107.4     94.5     85.5     94.7     94.5     92.0     95.1     94.4     92.3
Real estate                  24.2     23.9     20.3     18.4     19.4     18.4     13.7     12.5     11.2     12.5     11.8     16.3
Policy loans                 22.9     22.1     24.6     29.8     28.6     28.6     29.4     29.9     30.7     30.9     30.5     32.9
Invested cash                41.7     30.4     40.7     44.0     32.4     23.4     32.4     22.0     27.2     15.1     26.5     18.4
Other investments            20.1     29.4     19.5     19.3      7.5     13.4      9.9     20.9     35.1      2.0     26.9      2.9
                          -------  -------  -------  -------  -------  -------  -------  -------  ------- --------  -------  -------
Investment revenue          710.9    707.0    713.4    772.4    744.6    750.1    735.2    734.9    741.1    705.7    719.1    706.9
Investment expense           52.6     48.3     63.8     57.7     35.1     49.3     38.1     34.8     30.0     31.8     29.0     34.8
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Investment Income       658.4    658.7    649.6    714.7    709.5    700.8    697.1    700.1    711.1    673.8    690.0    672.1

Gross-up of Tax Exempt
Income                        3.5      2.9      2.3      3.0      1.8      2.0      1.7      2.6      1.5      2.3      1.4      2.6
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Adjusted Net Invest Income  661.8    661.6    651.9    717.7    711.3    702.8    698.7    702.7    712.6    676.1    691.5    674.7
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
Mean Invested Assets (Cost
Basis)                    35827.3  36094.5  36445.0  37619.5  39174.2  39385.3  39111.8  38438.6  38237.4  37306.1  37250.8  37090.8

Ratio of Adjusted Net
Invest Inc Over Mean
Invested Assets             7.39%    7.33%    7.16%    7.63%    7.26%    7.14%    7.15%    7.31%    7.45%    7.25%    7.43%    7.28%

Investment Gains

Realized Gain on
Investments                  13.9     16.5    (17.3)     0.5      1.5     (3.5)     4.1      1.6     (0.4)    (6.7)   (11.6)     1.2

Incr (Decr) in Unreal
Gains on Sec
Avail-for-Sale (after
DAC/Tax)                     39.0     (5.5)   304.2   (221.4)  (297.7)  (255.8)  (102.7)  (361.9)    54.5   (145.4)   218.8    363.5
Incr (Decr) in Foreign
Exchange                      6.2     (0.6)     8.0     (9.8)   (19.9)    (9.5)    19.6    (10.2)    (7.3)    (0.9)    (2.0)     2.0

Securities Available-for-Sale
[Billions of Dollars at End
of Year]
Fixed Maturity Sec
(Market)                   27.533   27.787   28.554   30.233   30.578   29.579   28.708   27.689   27.745   27.078   27.264   27.450
Fixed Maturity Sec
(Adjusted Cost)            26.076   26.233   26.610   28.640   29.681   29.494   28.974   28.357   28.295   27.788   27.727   27.373

Equity Securities (Market)  0.825    0.649    0.505    0.543    0.481    0.506    0.507    0.604    0.588    0.560    0.570    0.571
Equity Securities
(Adjusted Cost)             0.634    0.528    0.470    0.437    0.380    0.385    0.414    0.482    0.475    0.446    0.450    0.458

% of Fixed Maturity
Securities (Based on
Market)
Treasuries and AAA          26.7%    26.4%    26.1%    25.6%    26.3%    25.5%    24.2%    22.8%    22.7%    22.1%    22.3%    22.1%
AA or better                33.6%    33.7%    33.3%    32.6%    33.2%    32.5%    31.1%    29.8%    29.5%    29.2%    29.4%    29.2%
BB or less                   7.9%     7.2%     6.3%     7.0%     7.1%     7.0%     7.5%     8.0%     7.4%     8.2%     6.8%     6.7%





Common Stock / Debt Information
Unaudited [Dollars per Share, except Percentages]

For the Year Ended
December 31                          1990     1991     1992     1993     1994     1995     1996     1997     1998     1999     2000
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Common Stock [1]

Highest Price                      15.338   13.813   19.032   24.125   22.188   26.875   28.500   39.063   49.438   57.500   56.375
Lowest Price                        7.688    9.500   12.625   17.344   17.313   17.313   20.375   24.500   33.500   36.000   22.625
Closing Price                      10.750   13.688   18.500   21.750   17.500   26.875   26.250   39.063   40.907   40.000   47.313

Dividend Payout Ratio [2]           63.4%    63.5%    38.9%    52.6%    51.0%    39.7%    38.2%    22.8%    43.9%    50.5%    38.3%
Yield [3]                            6.3%     5.3%     4.1%     3.8%     4.9%     3.4%     3.7%     2.7%     2.7%     2.9%     2.6%

Preferred Stock
Dividend (Millions)                 9.143   13.033   17.246   17.212   17.119    8.644    0.112    0.106    0.100    0.089    0.078

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                                                                                                         a
Fitch                                                    AA      AA-      AA-      AA-      AA-      AA-       A+       A+       A+
Moody's                                                  A2       A2       A1       A2       A2       A2       A2       A2       A3
Standard and Poors                                       A+       A+       A+        A        A        A       A-       A-       A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                                 A+       A+       A+       A+       A+       A+        A        A        A
Lincoln Life - Fitch                                    AAA      AAA      AAA      AA+      AA+      AA+      AA+      AA+       AA
Lincoln Life - Moody's                                   A1       A1      Aa3      Aa3      Aa3      Aa3      Aa3      Aa3      Aa3
Lincoln Life - Standard & Poors                         AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-
First Penn - A.M. Best*                                   A       A+       A+       A+       A+       A+        A        A        A
First Penn - Moody's                                                                                  A1       A1       A1       A1
First Penn - Standard & Poors*                          AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-
LLA of New York - A.M. Best*                                                                 A+       A+        A        A        A
LLA of New York - Fitch*                                                                             AA+      AA+      AA+       AA
LLA of New York - Moody's                                                                    A1       A1       A1       A1       A1
LLA of New York - Standard & Poors*                                                         AA-      AA-      AA-      AA-      AA-

Ratios
Debt to Total Capitalization [4]                      25.7%    21.1%    19.9%    22.8%    18.8%    17.0%    21.2%    23.2%    20.8%
Debt to Equity [4]                                    34.7%    26.7%    24.9%    29.5%    23.1%    20.5%    26.9%    30.3%    26.3%

-----------------------------------------------------------------------------------------------------------------------------------

                             Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec      Mar      Jun      Sep      Dec
For the Quarter Ended       1998     1998     1998     1998     1999     1999     1999     1999     2000     2000     2000     2000
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Common Stock:
Highest Price             43.250   47.063   49.438   43.344   50.250   53.438   57.500   48.313   41.375   40.063   56.375   50.938
Lowest Price              36.125   41.844   41.125   33.500   39.281   45.688   36.000   36.500   22.625   29.000   35.625   40.875
Closing Price             42.625   45.688   41.125   40.906   49.438   52.313   37.563   40.000   33.500   36.125   48.125   47.313


Yield [3]                   2.4%     2.3%     2.5%     2.7%     2.2%     2.1%     2.9%     2.9%     3.5%     3.2%     2.4%     2.6%

Preferred Stock Dividend   0.026    0.026    0.026    0.023    0.024    0.024    0.027    0.014    0.022    0.022    0.021    0.013
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                                                                                                a        a
Fitch                        AA-      AA-       A+       A+       A+       A+       A+       A+       A+       A+       A+       A+
Moody's                       A2       A2       A2       A2       A2       A2       A2       A2       A2       A2       A2       A3
Standard and Poors             A       A-       A-       A-       A-       A-       A-       A-       A-       A-       A-       A-

Claims Paying Ratings:
Lincoln Life - A.M. Best      A+       A+       A+        A        A        A        A        A        A        A        A        A
Lincoln Life - Fitch         AA+      AA+      AA+      AA+      AA+      AA+      AA+      AA+      AA+      AA+      AA+       AA
Lincoln Life - Moody's       Aa3      Aa3      Aa3      Aa3      Aa3      Aa3      Aa3      Aa3      Aa3      Aa3      Aa3      Aa3
Lincoln Life -
Standard & Poors             AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-
First Penn - A.M. Best*       A+       A+       A+        A        A        A        A        A        A        A        A        A
First Penn - Moody's          A1       A1       A1       A1       A1       A1       A1       A1       A1       A1       A1       A1
First Penn -
Standard & Poors*            AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-
LLA of New York -
A.M. Best*                    A+       A+       A+        A        A        A        A        A        A        A        A        A
LLA of New York - Fitch*     AA+      AA+      AA+      AA+      AA+      AA+      AA+      AA+      AA+      AA+      AA+       AA
LLA of New York - Moody's     A1       A1       A1       A1       A1       A1       A1       A1       A1       A1       A1       A1
LLA of New York -
Standard & Poors*            AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-      AA-

Ratios
Debt to Total
Capitalization [4]         22.0%    20.5%    21.9%    21.2%    20.7%    22.0%    22.0%    23.2%    23.3%    21.8%    21.2%    20.8%
Debt to Equity [4]         28.2%    25.8%    28.1%    26.9%    26.2%    28.2%    28.3%    30.3%    30.4%    28.0%    27.0%    26.3%

*   Rating based on affiliation with Lincoln Life
[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999
[2] Indicated dividend divided by net income
[3] Indicated dividend divided by the closing price
[4] Equity used in calculation assumes securities at cost.  Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

    Return on Equity/Return on Capital:
    In order to accommodate the various perspectives, LNC presents three separate Return on Equity numbers on pages 2 and 3 of this Statistical Report.  "Net Income Divided by Average Shareholders' Equity" tends to fluctuate from period to period due to the realization of gains on the sale of investments or subsidiaries during one period and the planned generation of losses in another period for purposes of recovering Federal Taxes previously paid.  "Income from Operations Divided by Average
    Shareholders' Equity" is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains.  "Adjusted Income from Operations Divided by Adjusted
    Shareholders' Equity" amortizes: 1) realized security gains on investments  2)  unrealized gains on equity securities over approximately five years and eliminates amortization of goodwill related to acquisitions.

    Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back after-tax interest expense)
    by average capital. The difference between return on capital and return on equity presents the effect of leveraging on LNC's consolidated results.


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